                                                                           WELLS
                                                                           FARGO

                                                                           FUNDS

WELLS FARGO VARIABLE TRUST FUNDS

ANNUAL REPORT

VARIABLE TRUST ASSET ALLOCATION FUND

VARIABLE TRUST CORPORATE BOND FUND

VARIABLE TRUST EQUITY INCOME FUND

VARIABLE TRUST EQUITY VALUE FUND

VARIABLE TRUST GROWTH FUND

VARIABLE TRUST INTERNATIONAL EQUITY FUND

VARIABLE TRUST LARGE COMPANY GROWTH FUND

VARIABLE TRUST MONEY MARKET FUND

VARIABLE TRUST SMALL CAP GROWTH FUND

                                                               DECEMBER 31, 2001

[STAGECOACH GRAPHIC]

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                                                                  VARIABLE TRUST

TABLE OF CONTENTS

LETTER TO CONTRACTHOLDERS                                                   1

PERFORMANCE HIGHLIGHTS

   VARIABLE TRUST ASSET ALLOCATION FUND                                     4
   VARIABLE TRUST CORPORATE BOND FUND                                       6
   VARIABLE TRUST EQUITY INCOME FUND                                        8
   VARIABLE TRUST EQUITY VALUE FUND                                        10
   VARIABLE TRUST GROWTH FUND                                              12
   VARIABLE TRUST INTERNATIONAL EQUITY FUND                                14
   VARIABLE TRUST LARGE COMPANY GROWTH FUND                                16
   VARIABLE TRUST MONEY MARKET FUND                                        18
   VARIABLE TRUST SMALL CAP GROWTH FUND                                    20

PORTFOLIO OF INVESTMENTS

   VARIABLE TRUST ASSET ALLOCATION FUND                                    22
   VARIABLE TRUST CORPORATE BOND FUND                                      37
   VARIABLE TRUST EQUITY INCOME FUND                                       44
   VARIABLE TRUST EQUITY VALUE FUND                                        47
   VARIABLE TRUST GROWTH FUND                                              51
   VARIABLE TRUST INTERNATIONAL EQUITY FUND                                55
   VARIABLE TRUST LARGE COMPANY GROWTH FUND                                59
   VARIABLE TRUST MONEY MARKET FUND                                        61
   VARIABLE TRUST SMALL CAP GROWTH FUND                                    63

FINANCIAL STATEMENTS

   STATEMENTS OF ASSETS AND LIABILITIES                                    68
   STATEMENTS OF OPERATIONS                                                70
   STATEMENTS OF CHANGES IN NET ASSETS                                     72
   FINANCIAL HIGHLIGHTS                                                    76

NOTES TO FINANCIAL HIGHLIGHTS                                              78

NOTES TO FINANCIAL STATEMENTS                                              79

INDEPENDENT AUDITORS' REPORT                                               84

LIST OF ABBREVIATIONS                                                      87

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
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DEAR VALUED CONTRACTHOLDERS,

     This annual report details information about the portfolio positioning and performance of the nine Wells Fargo Variable Trust Funds for the year ended December 31, 2001.

     It was a difficult year for stocks, as investors faced a sudden decline in U.S. economic growth as well as the shock of the September 11 terrorist attacks. Although the market rebounded in the fourth quarter, 2001 marked the second year in a row that the S&P 500 Index declined in value. The funds that invested primarily in stocks declined in price with the overall market. Value-oriented funds sustained smaller losses than their growth-oriented counterparts. The Variable Trust International Equity Fund reflected declines in international markets.

     The stock market decline reflected a recessionary economy that, after flattening out in the first half of 2001, contracted by 1.1% during the third quarter, the worst performance in a decade. Corporations reported poor earnings and weak demand, and--bracing for even leaner times--laid off hundreds of thousands of workers, sending the unemployment rate to a six-year high of 5.7%. The September 11 terrorist attacks only served to deepen the economic gloom, as travel-related industries such as airlines and hotels were hit particularly hard. On a positive note, the stock market performed strongly in the fourth quarter with funds rebounding somewhat from earlier lows.

AN AGGRESSIVE FEDERAL RESERVE BOARD RESTORES CONFIDENCE

     To combat the slumping economy, the U.S. Federal Reserve Board (the Fed) cut short-term interest rates 11 times during the year, including three half-point cuts shortly after the terrorist attacks. The consensus on Wall Street was that the attacks would deepen, but shorten, the recession. By the fourth quarter, a combination of the Fed's activity and the nation's apparently successful war effort provided a backdrop to a rally. Areas of the market that had lagged the most, such as technology and other growth stocks, rebounded the strongest during the final quarter of the year.

     Confirming the value of asset allocation, bond performance could be described as a mirror image of stock performance. As intermediate and long-term interest rates declined during the first nine months of the year, bond prices rose substantially, providing investors with positive returns. During the fourth quarter, as investors began to anticipate an economic recovery, interest rates--except on very short-term investments--began to rise, causing bond prices to fall. The best performing category, investment-grade corporate bonds, responded favorably to the more optimistic business outlook. The Variable Trust Corporate Bond Fund's positive returns for the year reflected the strong performance of this asset category.

     Because money market fund yields track the federal funds rate set by the Fed, the Variable Trust Money Market Fund's returns were modest during the year. Indeed, short-term interest rates fell from 6.5% to 1.75% during the year.

     Finally, the Variable Trust Asset Allocation Fund reflected the performance of the three asset classes, as its allocation to bonds and cash equivalents dampened the losses sustained by the stock market.

A RECOVERY WITHIN REACH

     Equity investors have weathered the most difficult period in a decade, and stand poised for a recovery on the horizon, with potential modest economic growth lifting financial markets by mid-2002. We believe our current recession may end during this time, driven by increased government spending and strengthening consumer confidence. However, stock prices may encounter resistance, particularly if corporate profits do not produce significant gains over anemic 2001 results. Bonds may post modest returns, as an uptick in economic growth typically results in higher interest rates.

     Regardless of the near-term economic forecast, we encourage investors to remain focused on their long-term financial goals. If you have questions about your investments in the Wells Fargo Variable Trust Funds, we encourage you to contact your investment professional.

     We want to thank you for the confidence in us that your investment in the Wells Fargo Variable Trust Funds represents. Rest assured that through all market cycles, we are committed to helping you meet your financial needs. We wish you much success and prosperity in 2002.

Sincerely,

/s/ Michael J. Hogan

Michael J. Hogan
PRESIDENT,
WELLS FARGO FUNDS(R)

                                       2
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                                                          PERFORMANCE HIGHLIGHTS

VARIABLE TRUST ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

     The Wells Fargo Variable Trust Asset Allocation Fund (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISOR
     Wells Fargo Funds Management, LLC

SUB-ADVISOR
     Barclays Global Fund Advisors

FUND MANAGERS
     Team managed

INCEPTION DATE
     04/15/94

PERFORMANCE HIGHLIGHTS

     The Fund returned (6.96)%(1) for the 12-month period ended December 31, 2001, outperforming the S&P 500 Index(2), which returned (11.88)%, and underperforming the Lehman Brothers 20+ Treasury Index(3), which returned 3.63% for the period. The Fund distributed $0.20 per share in dividend income and $0.33 in capital gains during the period.

     The Federal Reserve Board's (the Fed) aggressive campaign against the threat of recession was the dominant theme for the year. During 2001, the Fed cut short-term interest rates from 6.5% to 1.75%. Bonds were strong in the first quarter, as the Fed began its easing campaign. However, signs of economic strength in the second quarter drove long-term interest rates upward and bond prices downward. The third quarter was strong for bonds as the economic outlook deteriorated and investors sought safety after the terrorist attacks. The fourth quarter optimism about the economy pushed bonds, particularly Treasury securities, down again.

     Stocks, which had performed poorly for most of the year, staged a rally in the fourth quarter. Although unemployment was still rising, some hopeful signs in the economy appeared. Business inventories declined, factory orders surged, housing starts increased and consumer confidence rose. By the end of the period, the Fund's emphasis was on stocks over bonds.

STRATEGIC OUTLOOK

     We expect a moderate economic recovery by the second half of 2002, suggesting that bond returns may weaken as interest rates gradually increase. At the same time, stocks could come under pressure if corporate earnings do not improve significantly. We will continue to evaluate opportunities to adjust the portfolio's weightings of stocks and bonds in response to market conditions.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

     Performance shown for the Wells Fargo Variable Trust Asset Allocation Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. The U.S. Treasury Index represents public obligations of the U.S. Treasury with a remaining maturity of one year or more. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)
                                                                       1-YEAR    5-YEAR    SINCE INCEPTION
   WELLS FARGO VARIABLE TRUST ASSET ALLOCATION FUND                     (6.96)    9.24         11.16
   BENCHMARK
     S&P 500 INDEX(2)                                                  (11.88)   10.70         15.03(4)
     LEHMAN BROTHERS 20+ TREASURY INDEX(3)                               3.63     8.49          8.82(4)

   CHARACTERISTICS (AS OF DECEMBER 31, 2001)
   BETA*                                 0.64
   AVERAGE COUPON OF BOND PORTFOLIO      6.34%
   AVERAGE MATURITY OF BOND PORTFOLIO   24.72 YEARS
   AVERAGE DURATION OF BOND PORTFOLIO   12.28 YEARS
   NUMBER OF HOLDINGS                     525
   PORTFOLIO TURNOVER                      25%
   NAV                                 $12.32

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

   TEN LARGEST HOLDINGS(5) (AS OF DECEMBER 31, 2001)
   UST BOND, 6.25%, 5/15/30                  2.93%
   UST BOND, 7.50%, 11/15/24                 2.79%
   GENERAL ELECTRIC COMPANY                  2.63%
   MICROSOFT CORPORATION                     2.36%
   UST BOND, 6.25%, 8/15/23                  2.10%
   UST BOND, 5.375%, 2/15/31                 2.01%
   UST BOND, 6.375%, 8/15/27                 1.98%
   UST BILL, DUE 2/07/02                     1.91%
   UST BOND, 7.25%, 8/15/22                  1.84%
   EXXON MOBIL CORPORATION                   1.78%

STRATEGIC ALLOCATION(6) (AS OF DECEMBER 31, 2001)
   STOCKS                                   60%
   BONDS                                    40%

ACTUAL ALLOCATION(6) (AS OF DECEMBER 31, 2001)
   STOCKS                                   69%
   T-BONDS                                  28%
   T-BILLS                                   3%

[CHART]

SECTOR DISTRIBUTION(6) (AS OF DECEMBER 31,2001)
FINANCIAL                            17.82%
INFORMATION TECHNOLOGY               17.56%
HEALTH CARE                          14.36%
CONSUMER DISCRETIONARY               13.14%
INDUSTRIALS                          11.28%
CONSUMER STAPLES                      8.24%
ENERGY                                6.35%
TELECOMMUNICATIONS SERVICES           5.50%
UTILITIES                             3.12%
MATERIALS                             2.63%

[CHART]

GROWTH OF $10,000 INVESTMENT(7)

                     WELLS FARGO VARIABLE
                         TRUST ASSET       S&P 500        LEHMAN BROTHERS
                       ALLOCATION FUND      INDEX        20+ TREASURY INDEX
          4/94              $10,000        $10,000             $10,000
          5/94               $9,940        $10,164              $9,917
          6/94               $9,796         $9,915              $9,815
          7/94              $10,107        $10,241             $10,178
          8/94              $10,248        $10,660             $10,078
          9/94               $9,964        $10,400              $9,733
         10/94              $10,055        $10,633              $9,702
         11/94               $9,954        $10,246              $9,771
         12/94              $10,113        $10,398              $9,932
          1/95              $10,384        $10,668             $10,202
          2/95              $10,707        $11,083             $10,488
          3/95              $10,894        $11,409             $10,588
          4/95              $11,137        $11,745             $10,778
          5/95              $11,686        $12,214             $11,667
          6/95              $11,870        $12,497             $11,808
          7/95              $12,031        $12,911             $11,598
          8/95              $12,127        $12,944             $11,876
          9/95              $12,438        $13,490             $12,111
         10/95              $12,514        $13,442             $12,475
         11/95              $12,860        $14,031             $12,799
         12/95              $13,041        $14,301             $13,168
          1/96              $13,284        $14,788             $13,152
          2/96              $13,180        $14,925             $12,455
          3/96              $13,256        $15,068             $12,185
          4/96              $13,233        $15,290             $11,970
          5/96              $13,350        $15,683             $11,906
          6/96              $13,531        $15,742             $12,172
          7/96              $13,223        $15,047             $12,171
          8/96              $13,199        $15,364             $11,997
          9/96              $13,705        $16,227             $12,347
         10/96              $14,185        $16,675             $12,864
         11/96              $14,917        $17,934             $13,324
         12/96              $14,535        $17,579             $12,976
          1/97              $14,815        $18,678             $12,859
          2/97              $14,853        $18,824             $12,862
          3/97              $14,323        $18,050             $12,508
          4/97              $14,904        $19,126             $12,827
          5/97              $15,406        $20,294             $12,975
          6/97              $15,820        $21,197             $13,246
          7/97              $16,903        $22,883             $14,096
          8/97              $16,211        $21,601             $13,660
          9/97              $16,822        $22,783             $14,065
         10/97              $16,849        $22,022             $14,583
         11/97              $17,232        $23,041             $14,812
         12/97              $17,569        $23,438             $15,075
          1/98              $17,833        $23,696             $15,391
          2/98              $18,624        $25,404             $15,268
          3/98              $19,295        $26,705             $15,299
          4/98              $19,458        $26,977             $15,350
          5/98              $19,354        $26,513             $15,675
          6/98              $20,075        $27,590             $16,087
          7/98              $19,881        $27,297             $15,996
          8/98              $17,985        $23,353             $16,778
          9/98              $18,996        $24,850             $17,396
         10/98              $20,090        $26,867             $17,100
         11/98              $21,065        $28,496             $17,258
         12/98              $22,008        $30,137             $17,218
          1/99              $22,760        $31,406             $17,382
          2/99              $21,942        $30,426             $16,453
          3/99              $22,567        $31,643             $16,380
          4/99              $23,208        $32,867             $16,393
          5/99              $22,715        $32,092             $16,133
          6/99              $23,349        $33,838             $15,935
          7/99              $22,838        $32,781             $15,845
          8/99              $22,723        $32,619             $15,770
          9/99              $22,394        $31,725             $15,884
         10/99              $23,190        $33,733             $15,886
         11/99              $23,389        $34,418             $15,765
         12/99              $24,060        $36,445             $15,486
          1/00              $23,560        $34,615             $15,756
          2/00              $23,726        $33,961             $16,315
          3/00              $25,436        $37,283             $16,926
          4/00              $24,882        $36,160             $16,758
          5/00              $24,463        $35,419             $16,673
          6/00              $25,031        $36,294             $17,036
          7/00              $24,930        $35,728             $17,373
          8/00              $26,088        $37,946             $17,797
          9/00              $25,067        $35,943             $17,492
         10/00              $25,137        $35,792             $17,784
         11/00              $24,069        $32,971             $18,387
         12/00              $24,305        $33,133             $18,817
          1/01              $24,921        $34,309             $18,816
          2/01              $23,285        $31,180             $19,147
          3/01              $22,156        $29,203             $18,994
          4/01              $23,216        $31,473             $18,397
          5/01              $23,375        $31,683             $18,428
          6/01              $23,040        $30,980             $18,618
          7/01              $23,146        $30,676             $19,354
          8/01              $22,339        $28,756             $19,818
          9/01              $21,227        $27,238             $19,479
         10/01              $21,867        $27,758             $20,638
         11/01              $22,618        $29,887             $19,544
         12/01              $22,614        $30,150             $19,122

(4) The published return closest to the Fund's inception date of April 15, 1994.

(5) The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6)  Portfolio holdings are subject to change.

(7) The chart compares the performance of the Wells Fargo Variable Trust Asset Allocation Fund since inception with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST CORPORATE BOND FUND

INVESTMENT OBJECTIVE

     The Wells Fargo Variable Trust Corporate Bond Fund (the Fund) seeks a high level of current income, consistent with reasonable risk.

ADVISOR
     Wells Fargo Funds Management, LLC

SUB-ADVISOR
     Wells Capital Management Incorporated

FUND MANAGER
     Daniel J. Kokoszka, CFA

INCEPTION DATE
     09/20/99

PERFORMANCE HIGHLIGHTS

     The Fund returned 7.41%(1) for the 12-month period ended December 31, 2001, underperforming its benchmark, the Lehman Brothers U.S. Credit Index(2), which returned 10.40%. The Fund distributed $0.64 per share in dividend income and no capital gains during the period.

     Overall, bonds outperformed stocks during 2001, as interest rates steadily declined. Toward the end of 2001, however, rates began to rise as many investors positioned their portfolios for an expected economic recovery. The Fund's relative performance was hampered by its significant investment in high yield bonds, which represented about 20% of total assets. High yield bonds do not typically perform well at a time when the economy is declining. During 2001, the U.S. economy entered a recession for the first time in a decade. On the other hand, high quality investment-grade corporate bonds performed relatively well, and contributed positively to Fund performance.

STRATEGIC OUTLOOK

     Bond investors may be concerned that 2002 will mark the return of rising interest rates. Indeed, that could happen in the second half of the year if a potential economic recovery gathers momentum and inflation takes hold. However, we believe that any recovery may resemble a gradual takeoff rather than a powerful acceleration. Consumer spending may be restrained by heavy debt loads and by a lack of pent-up demand for cars and other big-ticket goods. Excess capacity and a weak earnings recovery may temper investment spending by businesses, while exports could continue to be dampened by weak overseas markets and by a strong dollar.

     We anticipate that high yield securities may perform better if the economy begins to recover. As a result, we intend to boost the Fund's allocation to high yield bonds from 20% to 30%, with 55% invested in investment grade securities, and 15% invested in U.S. Treasury securities and agencies.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(2) The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)
                                                                                 1-YEAR   SINCE INCEPTION
   WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND                                  7.41         7.58
   BENCHMARK
     LEHMAN BROTHERS U.S. CREDIT INDEX(2)                                         10.40         8.76(3)

CHARACTERISTICS (AS OF DECEMBER 31, 2001)
   AVERAGE CREDIT QUALITY(4)              A3
   WEIGHTED AVERAGE COUPON              7.41%
   WEIGHTED AVERAGE MATURITY            8.71 YEARS
   DURATION                             5.63 YEARS
   PORTFOLIO TURNOVER                     69%
   NUMBER OF HOLDINGS                    175
   DISTRIBUTION RATE(5)                 5.97%
   SEC YIELD(6)                         5.80%
   NAV                                $10.24

[CHART]

PORTFOLIO ALLOCATION(7) (AS OF DECEMBER 31, 2001)
CORPORATE BONDS                         90%
U.S. TREASURY BONDS                      8%
REPURCHASE AGREEMENTS                    2%

[CHART]

GROWTH OF $10,000 INVESTMENT(8)

                          WELLS FARGO
                         VARIABLE TRUST    LEHMAN BROTHERS
                      CORPORATE BOND FUND  U.S. CREDIT INDEX
          8/99              $10,000          $10,000
          9/99              $10,005          $10,109
         10/99              $10,060          $10,155
         11/99              $10,030          $10,166
         12/99               $9,984          $10,112
          1/00               $9,958          $10,076
          2/00              $10,082          $10,170
          3/00              $10,252          $10,257
          4/00              $10,059          $10,166
          5/00              $10,011          $10,129
          6/00              $10,244          $10,383
          7/00              $10,342          $10,509
          8/00              $10,515          $10,640
          9/00              $10,539          $10,696
         10/00              $10,587          $10,707
         11/00              $10,729          $10,846
         12/00              $11,004          $11,057
          1/01              $11,202          $11,360
          2/01              $11,343          $11,458
          3/01              $11,369          $11,529
          4/01              $11,274          $11,488
          5/01              $11,346          $11,594
          6/01              $11,350          $11,653
          7/01              $11,647          $11,957
          8/01              $11,787          $12,117
          9/01              $11,687          $12,181
         10/01              $11,987          $12,483
         11/01              $11,932          $12,375
         12/01              $11,820          $12,289

(3) The published return closest to the Fund's inception date of September 20, 1999.

(4) The average credit quality is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(5) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(7)  Portfolio holdings are subject to change.

(8) The chart compares the performance of the Wells Fargo Variable Trust Corporate Bond Fund since inception with the Lehman Brothers U.S. Credit Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST EQUITY INCOME FUND

INVESTMENT OBJECTIVE

     The Wells Fargo Variable Trust Equity Income Fund (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISOR
     Wells Fargo Funds Management, LLC

SUB-ADVISOR
     Wells Capital Management Incorporated

FUND MANAGERS
     David L. Roberts, CFA
     Gary J. Dunn, CFA

INCEPTION DATE
     05/06/96

PERFORMANCE HIGHLIGHTS

     The Fund returned (5.41)%(1) for the 12-month period ended December 31, 2001, outperforming the S&P 500 Index(2), which returned (11.88)%, and also outperforming the Russell 1000 Value Index(3), which returned (5.59)%. The Fund distributed $0.15 per share in dividend income and $0.41 in capital gains during the period.

     The Fund's broad diversification, above-market dividend yield and defensive posture proved to be very beneficial during 2001. The solid and steady earnings associated with consumer staples, in the face of a slowing economy, attracted equity dollars, and resulted in good relative performance. The Fund holdings of Philip Morris, Procter & Gamble and PepsiCo all had positive returns for the period. Consumer cyclicals--companies that do well when the economy is in a recovery phase--also contributed positively to performance, with excellent results from retailers such as Sears, Target and May Department Stores.

     The events of September 11 had a significantly negative impact on aviation-related companies such as United Technologies and Honeywell. However, we believed that both companies offered very good long-term potential and maintained our holdings.

     During the year, a number of holdings, including American Home Products, PepsiCo and American International Group, were trimmed back because their rising prices reached our selling targets. Proceeds were invested in the finance and technology sectors that we believe are poised for positive returns.

STRATEGIC OUTLOOK

     After posting losses in 2000 and 2001, it would be rare for the stock market to suffer negative returns for a third year. In addition, interest rates are very low, energy prices have fallen and there are signs of an economic recovery. However, it is unclear whether corporate profits will advance in 2002. While recent military successes in the fight against terrorism have been positive, another terrorist event could certainly be a setback. Return expectations should at best be described as modestly positive. We believe that the Fund's broad diversification, good dividend yield and attractive stock price valuation should prove beneficial in 2002.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

     Performance shown for the Wells Fargo Variable Trust Equity Income Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Income Equity Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)
                                                                         1-YEAR    5-YEAR   SINCE INCEPTION
   WELLS FARGO VARIABLE TRUST EQUITY INCOME FUND                          (5.41)     9.43        10.13
   BENCHMARK
     S&P 500 INDEX(2)                                                    (11.88)   (10.70)       12.11(4)
     RUSSELL 1000 VALUE INDEX(3)                                          (5.59)    11.13        12.45(4)

CHARACTERISTICS (AS OF DECEMBER 31, 2001)
   BETA*                                                0.63
   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)        21.40X
   PRICE TO BOOK RATIO                                  3.60X
   MEDIAN MARKET CAP ($B)                              $77.9
   PORTFOLIO TURNOVER                                      5%
   NUMBER OF HOLDINGS                                     44
   NAV                                                $15.52

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS(5) (AS OF DECEMBER 31, 2001)
   IBM CORPORATION                           4.56%
   ST. PAUL COMPANIES INCORPORATED           4.18%
   PEPSICO, INCORPORATED                     4.02%
   UBS WARBURG, LLC                          3.52%
   JP MORGAN CHASE & COMPANY                 3.45%
   TYCO INTERNATIONAL LIMITED                3.43%
   FORTUNE BRANDS INCORPORATED               3.35%
   TXU CORPORATION                           3.27%
   AMERICAN HOME PRODUCTS                    3.22%
   TARGET CORPORATION                        3.18%

[CHART]

SECTOR DISTRIBUTION(6) (AS OF DECEMBER 31,2001)
FINANCIAL                            17.70%
INDUSTRIALS                          15.39%
CONSUMER DISCRETIONARY               13.48%
CONSUMER STAPLES                     11.51%
HEALTH CARE                          10.69%
ENERGY                                8.82%
INFORMATION TECHNOLOGY                7.34%
UTILITIES                             4.54%
MATERIALS                             3.65%
CASH                                  3.56%
TELECOMMUNICATIONS SERVICES           3.32%

[CHART]

GROWTH OF $10,000 INVESTMENT(7)

                         WELLS FARGO
                        VARIABLE TRUST    S&P 500      RUSSELL 1000
                      EQUITY INCOME FUND   INDEX       VALUE INDEX
          5/96              $10,000       $10,000        $10,000
          5/96              $10,000       $10,257        $10,125
          6/96              $10,110       $10,296        $10,133
          7/96               $9,710        $9,841         $9,750
          8/96               $9,830       $10,049        $10,029
          9/96              $10,250       $10,613        $10,427
         10/96              $10,490       $10,906        $10,831
         11/96              $11,170       $11,730        $11,616
         12/96              $10,995       $11,497        $11,467
          1/97              $11,540       $12,216        $12,023
          2/97              $11,691       $12,311        $12,200
          3/97              $11,348       $11,805        $11,761
          4/97              $11,681       $12,509        $12,255
          5/97              $12,215       $13,273        $12,940
          6/97              $12,719       $13,864        $13,495
          7/97              $13,535       $14,966        $14,511
          8/97              $12,910       $14,128        $13,995
          9/97              $13,525       $14,901        $14,840
         10/97              $13,132       $14,403        $14,426
         11/97              $13,716       $15,070        $15,063
         12/97              $13,953       $15,329        $15,503
          1/98              $13,994       $15,498        $15,285
          2/98              $14,902       $16,615        $16,313
          3/98              $15,647       $17,466        $17,312
          4/98              $15,800       $17,644        $17,428
          5/98              $15,585       $17,340        $17,170
          6/98              $15,830       $18,044        $17,389
          7/98              $15,381       $17,853        $17,082
          8/98              $13,545       $15,273        $14,540
          9/98              $14,290       $16,252        $15,375
         10/98              $15,290       $17,572        $16,566
         11/98              $15,993       $18,637        $17,338
         12/98              $16,523       $19,710        $17,929
          1/99              $16,472       $20,540        $18,073
          2/99              $16,482       $19,899        $17,818
          3/99              $17,091       $20,695        $18,187
          4/99              $17,959       $21,496        $19,885
          5/99              $17,917       $20,989        $19,667
          6/99              $18,630       $22,131        $20,237
          7/99              $18,145       $21,440        $19,644
          8/99              $17,856       $21,334        $18,915
          9/99              $17,195       $20,749        $18,255
         10/99              $17,659       $22,062        $19,307
         11/99              $17,814       $22,510        $19,156
         12/99              $17,829       $23,836        $19,248
          1/00              $16,911       $22,640        $18,620
          2/00              $15,607       $22,212        $17,237
          3/00              $17,163       $24,384        $19,340
          4/00              $17,132       $23,650        $19,115
          5/00              $17,435       $23,165        $19,316
          6/00              $17,021       $23,737        $18,433
          7/00              $16,706       $23,367        $18,664
          8/00              $17,637       $24,818        $19,702
          9/00              $17,459       $23,508        $19,883
         10/00              $17,951       $23,409        $20,372
         11/00              $17,341       $21,564        $19,616
         12/00              $18,245       $21,670        $20,599
          1/01              $18,202       $22,439        $20,677
          2/01              $17,676       $20,393        $20,102
          3/01              $16,696       $19,100        $19,393
          4/01              $17,825       $20,584        $20,343
          5/01              $18,158       $20,722        $20,801
          6/01              $17,631       $20,262        $20,339
          7/01              $17,459       $20,063        $20,296
          8/01              $17,087       $18,807        $19,482
          9/01              $16,000       $17,814        $19,662
         10/01              $16,188       $18,155        $19,493
         11/01              $17,065       $19,547        $20,625
         12/01              $17,257       $19,719        $21,112

(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(4)  The published return closest to the Fund's inception date of May 6, 1996.

(5) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6)  Portfolio holdings are subject to change.

(7) The chart compares the performance of the Wells Fargo Variable Trust Equity Income Fund since inception with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST EQUITY VALUE FUND

INVESTMENT OBJECTIVE
   The Wells Fargo Variable Trust Equity Value Fund (the Fund) seeks long-term capital appreciation.

ADVISOR
   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Wells Capital Management Incorporated

FUND MANAGERS
   Gregg Giboney, CFA
   Allan White

INCEPTION DATE
   05/01/98

PERFORMANCE HIGHLIGHTS
     The Fund returned (6.39)%(1) for the 12-month period ended December 31, 2001, outperforming the S&P 500 Index(2), which returned (11.88)%, but underperforming the Russell 1000 Value Index(3), which returned (5.59)%. The Fund distributed $0.06 per share in dividend income and no capital gains during the period.
     Some of the Fund's return reflected the many adverse factors that the stock market faced during 2001. Coming into the year, stock prices were high while the earnings outlook for companies was declining. As the year unfolded, the sharp falloff in corporate earnings and investor reluctance to keep money at risk led to selling pressure and lower stock prices. Aggressive interest-rate cuts by the Federal Reserve Board (the Fed) did not halt the decline. The September 11 terrorist attack initially added to the economic misery as the stock market was shut down for four days and investors decided to immediately sell when it re-opened. However, a combination of aggressive Fed action, some military success and relatively strong consumer spending reversed many of the very dire expectations of investors, leading to strong stock market performance through the end of the year.
     Following the terrorist attack, we purchased positions in beaten-down technology and consumer discretionary stocks such as IBM, Electronic Data Systems, Lowes and Family Dollar. These stocks performed very well in the subsequent fourth quarter 2001 recovery. The weakest performers during the period were in the utility sector where independent power producers, such as Mirant, Constellation Energy, Dynegy, and Calpine, suffered from difficult business conditions.

STRATEGIC OUTLOOK
     The overall stock market posted losses in 2000 and 2001. It would be rare for the market to suffer negative returns for a third year in a row. In addition, interest rates are very low, energy prices have fallen, and there are signs of an economic recovery. However, it is unclear whether corporate profits will advance in 2002. While there have been recent military successes in the fight against terrorism, another terrorist event certainly would be a setback. The Fund's outlook is positive but subject to the strength and speed of a potential economic recovery.


-----------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
  Performance shown for the Wells Fargo Variable Trust Equity Value Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Equity Value Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)

                                                                              1-Year Since   Inception
   WELLS FARGO VARIABLE TRUST EQUITY VALUE FUND                                  (6.39)       (1.97)
   BENCHMARK
     S&P 500 INDEX(2)                                                           (11.88)        2.21(4)
     RUSSELL 1000 VALUE INDEX(3)                                                 (5.59)        3.03(4)

   CHARACTERISTICS
   (AS OF DECEMBER 31, 2001)

   BETA*                                           0.68
   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)  20.10X
   PRICE TO BOOK RATIO                            3.21X
   MEDIAN MARKET CAP ($B)                         $30.3
   PORTFOLIO TURNOVER                               107%
   NUMBER OF HOLDINGS                                73
   NAV                                            $9.02

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS
1.00 BY DEFINITION.

   TEN LARGEST EQUITY HOLDINGS(5)
   (AS OF DECEMBER 31, 2001)

   CITIGROUP INCORPORATED                       5.79%
   MORGAN STANLEY & COMPANY INCORPORATED        4.95%
   GOLDMAN SACHS                                4.10%
   TYCO INTERNATIONAL LIMITED                   3.65%
   EXXON MOBIL CORPORATION                      2.97%
   IBM CORPORATION                              2.66%
   PHILIP MORRIS COMPANIES INCORPORATED         2.46%
   BANK OF AMERICA CORPORATION                  2.40%
   CENDANT CORPORATION                          2.29%
   HOUSEHOLD INTERNATIONAL                      2.27%

[CHART]

    SECTOR DISTRIBUTION(6)
    (AS OF DECEMBER 31,2001)

Financial                            27.71%
Cash                                 11.66%
Industrials                          11.02%
Energy                                8.38%
Information Technology                7.93%
Consumer Staples                      6.89%
Utilities                             6.35%
Health Care                           6.06%
Consumer Discretionary                5.29%
Telecommunications Services           4.74%
Materials                             3.97%

[CHART]

   GROWTH OF $10,000 INVESTMENT(7)

                      WELLS FARGO
                     VARIABLE TRUST    S&P 500   RUSSELL 1000
                    EQUITY VALUE FUND   INDEX     VALUE INDEX
          4/98           $10,000       $10,000       $10,000
          5/98            $9,680        $9,828        $9,852
          6/98            $9,739       $10,227        $9,978
          7/98            $9,268       $10,119        $9,801
          8/98            $8,156        $8,656        $8,343
          9/98            $8,626        $9,211        $8,822
         10/98            $9,199        $9,959        $9,506
         11/98            $9,460       $10,563        $9,949
         12/98            $9,624       $11,171       $10,288
          1/99            $9,403       $11,642       $10,370
          2/99            $9,161       $11,278       $10,224
          3/99            $9,380       $11,729       $10,436
          4/99           $10,188       $12,183       $11,410
          5/99           $10,087       $11,896       $11,285
          6/99           $10,399       $12,543       $11,612
          7/99           $10,024       $12,151       $11,272
          8/99            $9,477       $12,091       $10,854
          9/99            $8,981       $11,760       $10,475
         10/99            $9,285       $12,504       $11,078
         11/99            $9,255       $12,758       $10,992
         12/99            $9,386       $13,510       $11,044
          1/00            $9,142       $12,831       $10,684
          2/00            $8,715       $12,589        $9,891
          3/00            $9,498       $13,820       $11,097
          4/00            $9,284       $13,404       $10,968
          5/00            $9,416       $13,129       $11,084
          6/00            $9,157       $13,454       $10,577
          7/00            $9,311       $13,244       $10,709
          8/00            $9,974       $14,066       $11,305
          9/00            $9,813       $13,323       $11,409
         10/00           $10,048       $13,267       $11,689
         11/00            $9,527       $12,222       $11,256
         12/00            $9,929       $12,282       $11,820
          1/01           $10,103       $12,718       $11,865
          2/01            $9,806       $11,558       $11,535
          3/01            $9,420       $10,825       $11,128
          4/01            $9,953       $11,666       $11,673
          5/01           $10,107       $11,745       $11,935
          6/01            $9,824       $11,484       $11,671
          7/01            $9,783       $11,371       $11,646
          8/01            $9,249       $10,659       $11,179
          9/01            $8,553       $10,097       $11,282
         10/01            $8,738       $10,289       $11,185
         11/01            $9,222       $11,079       $11,835
         12/01            $9,295       $11,176       $12,114


-----------------
(4) The published return closest to the Fund's inception date of May 1, 1998.
(5) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(6)  Portfolio holdings are subject to change.
(7) The chart compares the performance of the Wells Fargo Variable Trust Equity Value Fund since inception with the S&P 500 Index and the Russell 1000 Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST GROWTH FUND

INVESTMENT OBJECTIVE
   The Wells Fargo Variable Trust Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISOR
   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Wells Capital Management Incorporated

FUND MANAGER
   Deborah Meacock

INCEPTION DATE
   04/12/94

PERFORMANCE HIGHLIGHTS
     The Fund returned (19.21)%(1) for the 12-month period ended December 31, 2001, underperforming its benchmark, the S&P 500 Index(2), which returned (11.88)%. The Fund distributed no dividend income and $1.34 per share in capital gains during the period.
     The growth style of investing lagged the value style during 2001, as investors sought more conservative stocks in a period of diminished economic growth. The Fund was not immune to the trend. Large holdings in four sectors: industrials, information technology, telecommunications and utilities, contributed negatively to performance. Among technology issues, EMC and Cisco Systems generated large price declines, as did AES and Enron in the utilities sector. The utilities sector in general was affected by a downturn in the power generating industry. In response, we sold our Enron position and reduced our AES holdings. Consumer discretionary stocks provided the largest positive contribution to return during 2001.
     During the year we sold positions of General Electric, Household International, American International Group, and Cigna in order to reduce our overweight position in the financial and industrial sectors. We added Concord EFS and Electronic Data Systems, because we believed that these were steady growth companies that would augment our technology holdings.

STRATEGIC OUTLOOK
     We believe that investor expectations are quite high relative to the weakness in the economy. Instead, we expect 2002 to be a year of single-digit returns for the stock market. Accordingly, the Fund should be well positioned for a year of slow economic growth, with reduced positions in technology and other investments that require strong economic growth to do well. Also, we intend to emphasize health care and non-cyclical sectors of the economy that we expect to do well in the anticipated period of slow growth and economic recovery.

-----------------
(1)  FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF
FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.
Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
   Performance shown for the Wells Fargo Variable Trust Growth Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Growth Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)

                                                                       1-Year   5-Year   Since Inception
   WELLS FARGO VARIABLE TRUST GROWTH FUND                              (19.21)    4.90        10.08
   BENCHMARK
     S&P 500 INDEX(2)                                                  (11.88)   10.70        15.03(3)

   CHARACTERISTICS
   (AS OF DECEMBER 31, 2001)

   BETA*                                            1.04
   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)    28.6X
   PRICE TO BOOK RATIO                              5.1X
   MEDIAN MARKET CAP ($B)                          $35.7
   PORTFOLIO TURNOVER                                 50%
   NUMBER OF HOLDINGS                                 66
   NAV                                            $14.08

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS
1.00 BY DEFINITION.

   TEN LARGEST EQUITY HOLDINGS(4)
   (AS OF DECEMBER 31, 2001)

   CITIGROUP INCORPORATED                    5.62%
   WAL-MART STORES INCORPORATED              4.12%
   MORGAN STANLEY & CO. INCORPORATED         4.03%
   TYCO INTERNATIONAL LIMITED                4.01%
   MICROSOFT CORPORATION                     3.91%
   EXXON MOBIL CORPORATION                   3.82%
   FNMA                                      3.42%
   AMERICAN INTERNATIONAL GROUP              3.26%
   PFIZER INCORPORATED                       3.19%
   GOLDMAN SACHS                             3.14%

[CHART]

   SECTOR DISTRIBUTION(5)
   (AS OF DECEMBER 31,2001)

Financial                        17.46%
Health Care                      15.76%
Information Technology           15.34%
Consumer Discretionary           13.50%
Energy                           10.12%
Industrials                       9.38%
Consumer Staples                  7.28%
Cash                              7.24%
Utilities                         2.08%
Telecommunications                1.84%

[CHART]

   GROWTH OF $10,000 INVESTMENT(6)

                      WELLS FARGO
                     VARIABLE TRUST   S&P 500
                      GROWTH FUND      INDEX
          4/94          $10,000       $10,000
          5/94          $10,110       $10,164
          6/94           $9,888        $9,915
          7/94          $10,189       $10,241
          8/94          $10,511       $10,660
          9/94          $10,422       $10,400
         10/94          $10,502       $10,633
         11/94          $10,260       $10,246
         12/94          $10,447       $10,398
          1/95          $10,508       $10,668
          2/95          $10,994       $11,083
          3/95          $11,237       $11,409
          4/95          $11,390       $11,745
          5/95          $11,930       $12,214
          6/95          $12,209       $12,497
          7/95          $12,589       $12,911
          8/95          $12,794       $12,944
          9/95          $13,223       $13,490
         10/95          $12,801       $13,442
         11/95          $13,325       $14,031
         12/95          $13,497       $14,301
          1/96          $13,748       $14,788
          2/96          $14,260       $14,925
          3/96          $14,297       $15,068
          4/96          $14,769       $15,290
          5/96          $15,136       $15,683
          6/96          $14,876       $15,742
          7/96          $14,108       $15,047
          8/96          $14,518       $15,364
          9/96          $15,247       $16,227
         10/96          $15,659       $16,675
         11/96          $16,662       $17,934
         12/96          $16,525       $17,579
          1/97          $17,473       $18,678
          2/97          $16,966       $18,824
          3/97          $16,376       $18,050
          4/97          $17,036       $19,126
          5/97          $18,117       $20,294
          6/97          $18,506       $21,197
          7/97          $20,013       $22,883
          8/97          $18,853       $21,601
          9/97          $19,906       $22,783
         10/97          $18,986       $22,022
         11/97          $19,280       $23,041
         12/97          $19,389       $23,438
          1/98          $19,747       $23,696
          2/98          $20,810       $25,404
          3/98          $21,809       $26,705
          4/98          $21,959       $26,977
          5/98          $21,624       $26,513
          6/98          $22,674       $27,590
          7/98          $22,558       $27,297
          8/98          $19,418       $23,353
          9/98          $20,316       $24,850
         10/98          $21,964       $26,867
         11/98          $23,437       $28,496
         12/98          $24,975       $30,137
          1/99          $25,935       $31,406
          2/99          $25,063       $30,426
          3/99          $26,256       $31,643
          4/99          $27,054       $32,867
          5/99          $26,218       $32,092
          6/99          $27,684       $33,838
          7/99          $26,886       $32,781
          8/99          $26,924       $32,619
          9/99          $26,202       $31,725
         10/99          $27,737       $33,733
         11/99          $28,348       $34,418
         12/99          $30,074       $36,445
          1/00          $28,738       $34,615
          2/00          $28,352       $33,961
          3/00          $30,885       $37,283
          4/00          $29,762       $36,160
          5/00          $28,963       $35,419
          6/00          $30,024       $36,294
          7/00          $29,699       $35,728
          8/00          $31,561       $37,946
          9/00          $29,747       $35,943
         10/00          $28,902       $35,792
         11/00          $25,821       $32,971
         12/00          $25,985       $33,133
          1/01          $26,326       $34,309
          2/01          $23,817       $31,180
          3/01          $21,881       $29,203
          4/01          $23,653       $31,473
          5/01          $23,735       $31,683
          6/01          $22,890       $30,980
          7/01          $22,277       $30,676
          8/01          $20,472       $28,756
          9/01          $18,996       $27,238
         10/01          $19,622       $27,758
         11/01          $20,919       $29,887
         12/01          $20,994       $30,150

-----------------
(3) The published return closest to the Fund's inception date of April 12, 1994.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Growth Fund since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses for the Fund.

VARIABLE TRUST INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
   The Wells Fargo Variable Trust International Equity Fund (the Fund) seeks total return, with an emphasis on capital appreciation, over the long-term.

ADVISOR
   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Wells Capital Management Incorporated

FUND MANAGERS
   Cynthia Tusan, CFA
   Sabrina Yih, CFA

INCEPTION DATE
   07/03/00

PERFORMANCE HIGHLIGHTS
     The Fund returned (16.09)%(1) for the 12-month period ended December 31, 2001, outperforming its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(2), which returned (21.44)%.
     Despite a strong fourth quarter rally, international markets declined during 2001, led downward by the technology, media and telecommunications sectors. The global recession became a reality that was exacerbated by the September 11 terrorist attacks. Despite the fact that the crisis occurred on U.S. soil, the dollar continued to strengthen against most currencies, particularly the Japanese yen, which further weakened investment performance in dollar terms.
     The Fund's relative performance benefited from increased investments in the United Kingdom, among the world's strongest performing markets during 2001. Continental Europe also bounced back in the fourth quarter, although dramatic declines in U.S. interest rates did not have much of an effect because the European Central Bank was less proactive. We maintained our underweight position in Japan, a market that reached an 18-year low during 2001. The Bank of Japan cannot effectively ease monetary policy because interest rates are already near zero in that country.
     In emerging markets, Argentina's financial problems reached crisis proportions, leading to loan defaults, currency devaluation and political instability. Although the Fund did not have direct exposure to Argentina, its limited holdings in Spain suffered because of the extensive business ties between the two countries.

STRATEGIC OUTLOOK
     Our outlook regarding Continental Europe remains positive, as we believe that companies have become more shareholder-friendly in an environment of government deregulation. On the other hand, the outlook for structural reform has dimmed in Japan despite a pro-reform leadership. A global economic recovery may begin to unfold in the second half of 2002, driven by low interest rates, low inflation and newly affordable technology products and services which could improve efficiency in international companies.

-----------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(2) The Morgan Stanley Capital International/Europe, Australasia and Far East Index (MSCI EAFE) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)

                                                                                1-Year   Since Inception
   WELLS FARGO VARIABLE TRUST INTERNATIONAL EQUITY FUND                         (16.09)      (17.32)
   BENCHMARK
     MSCI EAFE INDEX(2)                                                         (21.44)      (20.95)(3)

   CHARACTERISTICS
   (AS OF DECEMBER 31, 2001)

   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)    20.6X
   PRICE TO BOOK RATIO                              2.5X
   MEDIAN MARKET CAP ($B)                          $28.2
   PORTFOLIO TURNOVER                                 41%
   NUMBER OF HOLDINGS                                 75
   NAV                                             $7.50

   TEN LARGEST EQUITY HOLDINGS(4)
   (AS OF DECEMBER 31, 2001)

   UBS WARBURG LLC                           9.04%
   NESTLE S.A.                               3.12%
   NINTENDO COMPANY LIMITED                  2.86%
   NEWS CORPORATION LIMITED                  2.76%
   TOTAL FINA ELF S.A.-ADR                   2.65%
   SUEZ S.A.                                 2.37%
   JULIUS BAER HOLDING LIMITED               2.35%
   CHEUNG KONG HOLDINGS                      2.30%
   BOOTS COMPANY PLC                         2.06%
   PHILIPS ELECTRONICS NV                    2.03%

[CHART]

   PORTFOLIO COMPOSITION(5)
   (AS OF DECEMBER 31, 2001)

Continental Europe             34.99%
United Kingdom                 21.99%
Japan                          14.02%
Cash                            9.19%
Southeast Asia                  7.93%
Australia/New Zealand           5.80%
Emerging Markets                5.09%
Other                           0.99%

[CHART]

   GROWTH OF $10,000 INVESTMENT(6)

            WELLS FARGO VARIABLE
            TRUST INTERNATIONAL
                 EQUITY FUND     MSCI EAFE INDEX
 7/00              $10,000          $10,000
 7/00               $9,670           $9,581
 8/00               $9,870           $9,664
 9/00               $9,280           $9,194
10/00               $9,150           $8,977
11/00               $8,650           $8,640
12/00               $8,967           $8,947
 1/01               $9,187           $8,942
 2/01               $8,465           $8,272
 3/01               $7,914           $7,720
 4/01               $8,315           $8,256
 5/01               $8,255           $7,965
 6/01               $8,024           $7,639
 7/01               $7,813           $7,500
 8/01               $7,594           $7,310
 9/01               $6,882           $6,954
10/01               $7,113           $7,132
11/01               $7,374           $7,396
12/01               $7,524           $7,439

-----------------
(3) The published return closest to the Fund's inception date of July 3, 2000.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust International Equity Fund since inception with the MSCI EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
   The Wells Fargo Variable Trust Large Company Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISOR

   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Peregrine Capital Management, Inc.

FUND MANAGERS
   John S. Dale, CFA
   Gary E. Nussbaum, CFA

INCEPTION DATE
   09/20/99

PERFORMANCE HIGHLIGHTS
     The Fund returned (20.88)%(1) for the 12-month period ended December 31, 2001, underperforming its benchmark, the S&P 500 Index(2), which returned (11.88)%.
     As an investment style, growth was out of favor for most of 2001, which affected the Fund negatively when compared to the S&P 500 Index, which is a mix of growth and value companies. However, the Fund made up some ground in the fourth quarter, when growth stocks significantly outperformed value.
     During 2001, the Fund's investments in Microsoft, Home Depot and Costco Wholesale performed well. Microsoft benefited in part from its success in fending off the federal government's antitrust allegations. Home Depot showed strength in an environment of strong mortgage refinancing activity, while Costco Wholesale's emphasis on low prices was viewed favorably in a recession. Poor performing stocks in the portfolio included EMC, Cisco Systems and Charles Schwab.
     During the period, we added Veritas, Concord EFS and Amgen to the Fund's portfolio. Veritas led the rapidly growing market of storage software. Concord EFS is a transaction processing company that led the emerging debit card market. Amgen is a biotechnology leader with strong research and development. We sold positions in Schlumberger, Coca Cola, JDS Uniphase and Merck seeking better growth opportunities elsewhere.

STRATEGIC OUTLOOK
     A low inflation/low interest rate environment should provide a solid backdrop to the stock market in 2002. In addition, the corporate profit outlook has improved. Many corporations have reduced their cost structures considerably, so that even a slight pickup in economic activity could produce earnings gains in 2002. Low inflation suggests that companies cannot raise prices very easily and must increase production of goods and services in order to achieve gains in revenue. We intend to invest in companies that we believe have growing production output and earnings in excess of the average company.

-----------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(2) The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)

                                                                                1-Year   Since Inception
   WELLS FARGO VARIABLE TRUST LARGE COMPANY GROWTH FUND                         (20.88)       (2.38)
   BENCHMARK
     S&P 500 INDEX(2)                                                           (11.88)       (3.63)(3)

   CHARACTERISTICS
   (AS OF DECEMBER 31, 2001)

   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)    30X
   PRICE TO BOOK RATIO                            5.2X
   MEDIAN MARKET CAP ($B)                        $29.5
   PORTFOLIO TURNOVER                               14%
   NUMBER OF HOLDINGS                               30
   NAV                                           $9.46

   TEN LARGEST EQUITY HOLDINGS(4)
   (AS OF DECEMBER 31, 2001)

   MICROSOFT CORPORATION                     6.69%
   HOME DEPOT INCORPORATED                   6.44%
   MEDTRONIC INCORPORATED                    5.86%
   INTEL CORPORATION                         5.65%
   GOLDMAN SACHS GROUP INCORPORATED          5.39%
   PFIZER INCORPORATED                       5.12%
   COSTCO WHOLESALE CORPORATION              5.10%
   AMERICAN INTL GROUP                       5.06%
   FIRST DATA CORPORATION                    5.02%
   CHARLES SCHWAB CORPORATION                4.17%

[CHART]

   SECTOR DISTRIBUTION(5)
   (AS OF DECEMBER 31, 2001)

Industrials                      26.40%
Information Technology           25.12%
Financial                        18.29%
Health Care                      14.79%
Consumer Discretionary           13.93%
Cash                              1.47%

[CHART]

GROWTH OF $10,000 INVESTMENT(6)

         WELLS FARGO VARIABLE
         TRUST LARGE COMPANY    S&P 500
             GROWTH FUND         INDEX
 8/99         $10,000           $10,000
 9/99          $9,590            $9,726
10/99         $10,420           $10,342
11/99         $10,830           $10,551
12/99         $12,030           $11,173
 1/00         $11,800           $10,612
 2/00         $12,000           $10,412
 3/00         $13,430           $11,430
 4/00         $13,020           $11,086
 5/00         $12,200           $10,858
 6/00         $13,130           $11,127
 7/00         $13,230           $10,953
 8/00         $14,000           $11,633
 9/00         $13,150           $11,019
10/00         $13,130           $10,973
11/00         $12,080           $10,108
12/00         $11,960           $10,158
 1/01         $12,150           $10,518
 2/01         $10,320            $9,559
 3/01          $9,260            $8,953
 4/01         $10,240            $9,649
 5/01         $10,150            $9,713
 6/01          $9,880            $9,498
 7/01          $9,700            $9,405
 8/01          $8,843            $8,816
 9/01          $8,003            $8,350
10/01          $8,373            $8,510
11/01          $9,353            $9,163
12/01          $9,463            $9,243

-----------------
(3) The published return closest to the Fund's inception date of September 20, 1999.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Large Company Growth Fund since inception with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE
   The Wells Fargo Variable Trust Money Market Fund (the Fund) seeks high current income, while preserving capital and liquidity.

ADVISOR
   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Wells Capital Management Incorporated

FUND MANAGERS
   Dave Sylvester
   Laurie White

INCEPTION DATE
   05/19/94

PERFORMANCE HIGHLIGHTS
     The Fund returned 3.73%(1) for the 12-month period ended December 31, 2001. The Fund distributed $0.04 per share in dividend income and no capital gains during the period.
     In an effort to stimulate the economy, the U.S. Federal Reserve Board cut short-term interest rates 11 times during the year, from 6.5% to 1.75%. Despite its yearlong efforts, U.S. Gross Domestic Product declined into negative territory during the third quarter, signaling a recession.
     Money market yields, which closely track the federal funds rate, also declined sharply during the year. The Fund was affected along with its industry peers. We minimized the Fund's sensitivity to interest rate changes by keeping the average maturity fairly long, locking in higher rates. We also were very aware of the deteriorating credit environment and diligently sought to maintain a pristine credit quality profile.

STRATEGIC OUTLOOK
     We believe that interest rates are approaching a bottom, although we do not anticipate that money market yields will move significantly higher in the near-term. We further believe that the U.S. economy is still struggling and monetary stimulus alone will not be the cure. In the near future, the Fund's yields may drop as higher yielding investments mature and are replaced with available lower yielding securities.

-----------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
   Performance shown for the Wells Fargo Variable Trust Money Market Fund for periods prior to September 20, 1999, reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)

                                                                          1-Year    5-Year   Since Inception
   WELLS FARGO VARIABLE TRUST MONEY MARKET FUND                            3.73      4.75         4.80

   FUND YIELD SUMMARY
   (AS OF DECEMBER 31, 2001)

   7-DAY CURRENT YIELD                       1.75%
   7-DAY EFFECTIVE YIELD                     1.77%
   30-DAY SIMPLE YIELD                       1.82%
   30-DAY EFFECTIVE YIELD                    1.83%

   CHARACTERISTICS
   (AS OF DECEMBER 31, 2001)

   WEIGHTED AVERAGE MATURITY                49 DAYS
   NUMBER OF HOLDINGS                       36

[CHART]

   PORTFOLIO ALLOCATION(2)
   (AS OF DECEMBER 31, 2001)

Commercial Paper                    51%
Repurchase Agreements               18%
Certificates of Deposit             14%
Notes                                5%
Corporate Bond                       4%
Federal Agencies                     4%
Bank Notes                           4%

[CHART]

   MATURITY DISTRIBUTION(2)
   (AS OF DECEMBER 31, 2001)

2-14 Days                         32.5%
15-29 Days                        16.4%
30-59 Days                        29.7%
60-89 Days                        10.5%
90-179 Days                        6.6%
180+ Days                          4.3%

-----------------
(2) Portfolio holdings are subject to change.

VARIABLE TRUST SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE
   The Wells Fargo Variable Trust Small Cap Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISOR
   Wells Fargo Funds Management, LLC

SUB-ADVISOR
   Wells Capital Management Incorporated

FUND MANAGERS
   Tom Zeifang, CFA
   Chris Greene

INCEPTION DATE
   05/01/95

PERFORMANCE HIGHLIGHTS
     The Fund returned (24.37)%(1) for the 12-month period ended December 31, 2001, underperforming its benchmark, the Russell 2000 Index(2), which returned 2.49%.
     Most of the Fund's underperformance took place in the first quarter of 2001, when small-cap value stocks vastly outperformed the small-cap growth sector of the market. This preference for value over growth penalized the Fund against the benchmark, which is a blend of growth and value. Indeed, in the first half of 2001, the percentage of companies missing their earnings targets reached a recessionary extreme. As a result, companies lowered growth targets to levels more consistent with the prevailing business environment. However, the Fund made up some ground during the balance of the year, especially the fourth quarter of 2001, when growth generally outperformed value as investors looked ahead to a recovery in 2002.

STRATEGIC OUTLOOK
     The economic backdrop for small cap growth stocks is very favorable. Many investors shunned small cap stocks for much of the 1990s because they did not need to look beyond the attractive earnings growth of large cap companies, a condition that no longer exists. In terms of growth versus value, growth stocks are currently priced very attractively compared to more defensive companies. The Federal Reserve Board's aggressive actions in 2001, cutting short-term interest rates from 6.5% to 1.75%, may reaccelerate many growth sectors of the economy in 2002. Meanwhile, inflation remains very modest. We believe that many investors will take advantage of these overwhelmingly bullish conditions for growth stocks.

-----------------
(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through April 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
    Performance shown for the Wells Fargo Variable Trust Small Cap Growth Fund for periods prior to September 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business September 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.
(2) The Russell 2000 Index is an index subset of the Russell 3000 Index and includes the 2,000 smallest stocks representing approximately 11% of the U.S. equity market. You cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2001)

                                                                       1-Year    5-Year  Since Inception
   WELLS FARGO VARIABLE TRUST SMALL CAP GROWTH FUND                    (24.37)   (1.78)        5.10
   BENCHMARK
     RUSSELL 2000 INDEX(2)                                               2.49     7.52        11.05(3)

   CHARACTERISTICS
   (AS OF DECEMBER 31, 2001)

   BETA*                                           1.20
   PRICE TO EARNINGS RATIO (TRAILING 12 MONTHS)   26.0X
   PRICE TO BOOK RATIO                             2.4X
   MEDIAN MARKET CAP ($B)                         $0.85
   PORTFOLIO TURNOVER                               218%
   NUMBER OF HOLDINGS                               121
   NAV                                            $7.85

* A MEASUREMENT OF THE FUND'S SENSITIVITY TO MARKET MOVEMENT. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

   TEN LARGEST EQUITY HOLDINGS(4)
   (AS OF DECEMBER 31, 2001)

   UBS WARBURG LLC                           4.53%
   NETIQ CORPORATION                         3.26%
   AGILE SOFTWARE CORPORATION                2.49%
   ADVANCED DIGITAL INFO                     2.23%
   ENDO PHARMACEUTICALS HOLDINGS             2.10%
   FIRST HORIZON PHARMACEUTICALS             1.97%
   EXAR CORPORATION                          1.79%
   POWERWAVE TECHNOLOGIES                    1.78%
   GLOBESPAN VIRATA INCORPORATED             1.75%
   COVANCE INCORPORATED                      1.57%

[CHART]

   SECTOR DISTRIBUTION(5)
   (AS OF DECEMBER 31, 2001)

Information Technology               29.27%
Health Care                          25.99%
Consumer Discretionary               16.07%
Financial                             8.31%
Industrials                           7.60%
Energy                                4.68%
Cash                                  4.63%
Materials                             1.92%
Telecommunications Services           1.53%

[CHART]

   GROWTH OF $10,000 INVESTMENT(6)

                      WELLS FARGO VARIABLE
                        TRUST SMALL CAP
                          GROWTH FUND      RUSSELL 2000 INDEX
          4/95              $10,000            $10,000
          5/95              $10,040            $10,172
          6/95              $10,670            $10,700
          7/95              $11,740            $11,316
          8/95              $11,970            $11,549
          9/95              $11,920            $11,756
         10/95              $11,280            $11,231
         11/95              $11,590            $11,702
         12/95              $11,595            $12,011
          1/96              $11,636            $11,999
          2/96              $11,957            $12,374
          3/96              $12,484            $12,626
          4/96              $13,891            $13,301
          5/96              $14,419            $13,827
          6/96              $13,405            $13,259
          7/96              $12,112            $12,100
          8/96              $13,177            $12,803
          9/96              $13,819            $13,303
         10/96              $14,088            $13,099
         11/96              $14,750            $13,638
         12/96              $15,243            $13,997
          1/97              $15,571            $14,277
          2/97              $14,690            $13,931
          3/97              $13,482            $13,274
          4/97              $13,087            $13,311
          5/97              $15,729            $14,792
          6/97              $16,011            $15,426
          7/97              $17,039            $16,143
          8/97              $17,468            $16,513
          9/97              $18,778            $17,721
         10/97              $17,569            $16,941
         11/97              $16,824            $16,833
         12/97              $16,735            $17,129
          1/98              $16,341            $16,860
          2/98              $17,889            $18,108
          3/98              $18,387            $18,856
          4/98              $18,427            $18,962
          5/98              $17,089            $17,941
          6/98              $17,233            $17,979
          7/98              $15,397            $16,525
          8/98              $11,817            $13,315
          9/98              $12,420            $14,357
         10/98              $12,944            $14,943
         11/98              $13,705            $15,726
         12/98              $14,312            $16,699
          1/99              $13,865            $16,921
          2/99              $12,563            $15,550
          3/99              $12,287            $15,793
          4/99              $12,984            $17,208
          5/99              $12,958            $17,459
          6/99              $13,628            $18,248
          7/99              $13,615            $17,747
          8/99              $13,707            $17,090
          9/99              $14,234            $17,093
         10/99              $16,325            $17,163
         11/99              $19,061            $18,188
         12/99              $23,797            $20,247
          1/00              $24,323            $19,921
          2/00              $30,309            $23,210
          3/00              $26,402            $21,680
          4/00              $23,179            $20,375
          5/00              $20,719            $19,187
          6/00              $25,731            $20,861
          7/00              $24,192            $20,189
          8/00              $27,369            $21,729
          9/00              $26,762            $21,090
         10/00              $23,047            $20,150
         11/00              $17,224            $18,080
         12/00              $18,424            $19,634
          1/01              $18,637            $20,656
          2/01              $14,803            $19,301
          3/01              $12,655            $18,358
          4/01              $14,732            $19,793
          5/01              $14,750            $20,280
          6/01              $15,105            $20,980
          7/01              $14,164            $19,845
          8/01              $13,046            $19,204
          9/01              $10,774            $18,639
         10/01              $12,034            $19,729
         11/01              $12,957            $21,257
         12/01              $13,933            $22,568

-----------------
(3) The published return closest to the Fund's inception date of May 1, 1995.
(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Variable Trust Small Cap Growth Fund since inception with the Russell 2000 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

VARIABLE TRUST                     PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001

VARIABLE TRUST ASSET ALLOCATION FUND

SHARES      SECURITY NAME                                                                                           VALUE
COMMON STOCK - 68.80%

AMUSEMENT & RECREATION SERVICES - 0.03%
     1,974  HARRAH'S ENTERTAINMENT INCORPORATED+                                                                $       73,057

APPAREL & ACCESSORY STORES - 0.29%
    14,493  GAP INCORPORATED                                                                                           202,032
     5,597  KOHL'S CORPORATION+                                                                                        394,253
     7,271  LIMITED INCORPORATED                                                                                       107,029
     2,264  NORDSTROM INCORPORATED                                                                                      45,801

                                                                                                                       749,115
                                                                                                                --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.07%
     2,037  JONES APPAREL GROUP INCORPORATED+                                                                           67,567
       895  LIZ CLAIBORNE INCORPORATED                                                                                  44,526
     1,952  V F CORPORATION                                                                                             76,148

                                                                                                                       188,241
                                                                                                                --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.05%
     1,865  AUTOZONE INCORPORATED+                                                                                     133,907
                                                                                                                --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
     1,094  RYDER SYSTEM INCORPORATED                                                                                   24,232
                                                                                                                --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.05%
     1,011  CENTEX CORPORATION                                                                                          57,718
       754  KB HOME                                                                                                     30,235
       791  PULTE HOMES INCORPORATED                                                                                    35,334

                                                                                                                       123,287
                                                                                                                --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.05%
    39,305  HOME DEPOT INCORPORATED                                                                                  2,004,948
    12,988  LOWE'S COMPANIES INCORPORATED                                                                              602,773
     2,626  SHERWIN - WILLIAMS COMPANY                                                                                  72,215

                                                                                                                     2,679,936
                                                                                                                --------------
BUSINESS SERVICES - 6.19%
     4,023  ADOBE SYSTEMS INCORPORATED                                                                                 124,914
    74,715  AOL TIME WARNER INCORPORATED+                                                                            2,398,351
       883  AUTODESK INCORPORATED                                                                                       32,909
    10,508  AUTOMATIC DATA PROCESSING INCORPORATED                                                                     618,921
     4,174  BMC SOFTWARE INCORPORATED+                                                                                  68,328
    15,657  CENDANT CORPORATION+                                                                                       307,034
     3,171  CITRIX SYSTEMS INCORPORATED+                                                                                71,855
     9,728  COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                             335,519
     2,830  COMPUTER SCIENCES CORPORATION+                                                                             138,613
     6,268  COMPUWARE CORPORATION+                                                                                      73,900
     8,178  CONCORD EFS INCORPORATED+                                                                                  268,075
     2,882  CONVERGYS CORPORATION+                                                                                     108,046
     1,163  DELUXE CORPORATION                                                                                          48,358
     7,913  ELECTRONIC DATA SYSTEMS CORPORATION                                                                        542,436

SHARES      SECURITY NAME                                                                                           VALUE
     2,402  EQUIFAX INCORPORATED                                                                                $       58,008
     6,612  FIRST DATA CORPORATION                                                                                     518,711
     3,123  FISERV INCORPORATED+                                                                                       132,165
     4,964  IMS HEALTH INCORPORATED                                                                                     96,848
     5,966  INTERPUBLIC GROUP OF COMPANIES INCORPORATED                                                                176,236
     3,564  INTUIT INCORPORATED+                                                                                       152,397
     1,350  MERCURY INTERACTIVE CORPORATION+                                                                            45,873
    90,700  MICROSOFT CORPORATION+                                                                                   6,010,689
     1,612  NCR CORPORATION+                                                                                            59,418
     5,938  NOVELL INCORPORATED+                                                                                        27,255
     3,143  OMNICOM GROUP INCORPORATED                                                                                 280,827
    94,527  ORACLE CORPORATION+                                                                                      1,305,418
     4,553  PARAMETRIC TECHNOLOGY CORPORATION+                                                                          35,559
     4,931  PEOPLESOFT INCORPORATED+                                                                                   198,226
     2,998  ROBERT HALF INTERNATIONAL INCORPORATED+                                                                     80,047
     2,143  SAPIENT CORPORATION+                                                                                        16,544
     7,478  SIEBEL SYSTEMS INCORPORATED+                                                                               209,234
    54,910  SUN MICROSYSTEMS INCORPORATED+                                                                             677,589
     1,829  TMP WORLDWIDE INCORPORATED+                                                                                 78,464
     5,371  UNISYS CORPORATION+                                                                                         67,352
     6,666  VERITAS SOFTWARE CORPORATION+                                                                              298,770
     9,638  YAHOO! INCORPORATED+                                                                                       170,978

                                                                                                                    15,833,867
                                                                                                                --------------
CHEMICALS & ALLIED PRODUCTS - 8.64%
    26,130  ABBOTT LABORATORIES                                                                                      1,456,748
     3,863  AIR PRODUCTS & CHEMICALS INCORPORATED                                                                      181,213
       935  ALBERTO CULVER COMPANY CLASS B                                                                              41,832
    22,142  AMERICAN HOME PRODUCTS CORPORATION                                                                       1,358,633
    17,621  AMGEN INCORPORATED+                                                                                        994,529
     1,909  AVERY DENNISON CORPORATION                                                                                 107,916
     4,009  AVON PRODUCTS INCORPORATED                                                                                 186,419
     2,508  BIOGEN INCORPORATED+                                                                                       143,834
    32,744  BRISTOL-MYERS SQUIBB COMPANY                                                                             1,669,944
     3,229  CHIRON CORPORATION+                                                                                        141,559
     4,052  CLOROX COMPANY                                                                                             160,257
     9,447  COLGATE-PALMOLIVE COMPANY                                                                                  545,564
    15,177  DOW CHEMICAL COMPANY                                                                                       512,679
    17,498  E I DU PONT DE NEMOURS & COMPANY                                                                           743,840
     1,296  EASTMAN CHEMICAL COMPANY                                                                                    50,570
     2,179  ECOLAB INCORPORATED                                                                                         87,705
    18,907  ELI LILLY & COMPANY                                                                                      1,484,956
     3,020  FOREST LABORATORIES INCORPORATED+                                                                          247,489
     3,499  GENZYME CORPORATION+                                                                                       209,450
    17,818  GILLETTE COMPANY                                                                                           595,121
       892  GREAT LAKES CHEMICAL CORPORATION                                                                            21,658

SHARES      SECURITY NAME                                                                                           VALUE
     8,596  IMMUNEX CORPORATION+                                                                                $      238,195
     1,665  INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                             49,467
     3,855  KING PHARMACEUTICALS INCORPORATED+                                                                         162,411
     3,561  MEDIMMUNE INCORPORATED+                                                                                    165,052
    38,542  MERCK & COMPANY INCORPORATED                                                                             2,266,270
   106,207  PFIZER INCORPORATED                                                                                      4,232,348
    21,936  PHARMACIA CORPORATION                                                                                      935,570
     2,853  PPG INDUSTRIES INCORPORATED                                                                                147,557
     2,771  PRAXAIR INCORPORATED                                                                                       153,098
    21,891  PROCTER & GAMBLE COMPANY                                                                                 1,732,235
     3,749  ROHM & HAAS COMPANY                                                                                        129,828
    24,691  SCHERING-PLOUGH CORPORATION                                                                                884,185
     1,339  SIGMA ALDRICH                                                                                               52,770
     1,716  WATSON PHARMACEUTICALS INCORPORATED+                                                                        53,865

                                                                                                                    22,144,767
                                                                                                                --------------
COMMUNICATIONS - 4.27%
     5,256  ALLTEL CORPORATION                                                                                         324,453
    58,665  AT&T CORPORATION                                                                                         1,064,183
    42,522  AT&T WIRELESS SERVICES INCORPORATED+                                                                       611,041
     4,912  AVAYA INCORPORATED+                                                                                         59,681
    31,580  BELLSOUTH CORPORATION                                                                                    1,204,777
     2,388  CENTURYTEL INCORPORATED                                                                                     78,326
     4,612  CITIZENS COMMUNICATIONS COMPANY+                                                                            49,164
     9,946  CLEAR CHANNEL COMMUNICATIONS INCORPORATED+                                                                 506,351
    15,994  COMCAST CORPORATION CLASS A+                                                                               575,784
    12,929  NEXTEL COMMUNICATIONS INCORPORATED CLASS A+                                                                141,702
    28,022  QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED                                                            395,951
    56,740  SBC COMMUNICATIONS INCORPORATED                                                                          2,222,506
    14,957  SPRINT CORPORATION (FON GROUP)                                                                             300,337
    15,900  SPRINT CORPORATION (PCS GROUP)+                                                                            388,119
     3,566  UNIVISION COMMUNICATIONS INCORPORATED CLASS A+                                                             144,280
    45,604  VERIZON COMMUNICATIONS INCORPORATED                                                                      2,164,366
    48,742  WORLDCOM INCORPORATED - NEW WORLDCOM GROUP COMPANY+                                                        686,287

                                                                                                                    10,917,308
                                                                                                                --------------
DEPOSITORY INSTITUTIONS - 6.34%
     6,244  AMSOUTH BANCORP                                                                                            118,012
    26,649  BANK OF AMERICA CORPORATION                                                                              1,677,555
    12,460  BANK OF NEW YORK COMPANY INCORPORATED                                                                      508,368
    19,643  BANK ONE CORPORATION                                                                                       767,059
     7,160  BB&T CORPORATION                                                                                           258,548
     3,729  CHARTER ONE FINANCIAL INCORPORATED                                                                         101,242
    86,402  CITIGROUP INCORPORATED                                                                                   4,361,573
     2,974  COMERICA INCORPORATED                                                                                      170,410
     9,710  FIFTH THIRD BANCORP                                                                                        597,942


SHARES      SECURITY NAME                                                                                           VALUE
    17,959  FLEETBOSTON FINANCIAL CORPORATION                                                                   $      655,504
     2,664  GOLDEN WEST FINANCIAL CORPORATION                                                                          156,776
     4,237  HUNTINGTON BANCSHARES INCORPORATED                                                                          72,834
    33,447  J P MORGAN CHASE & COMPANY                                                                               1,215,798
     7,194  KEYCORP                                                                                                    175,102
     8,024  MELLON FINANCIAL CORPORATION                                                                               301,863
    10,139  NATIONAL CITY CORPORATION                                                                                  296,464
     3,742  NORTHERN TRUST CORPORATION                                                                                 225,343
     4,879  PNC FINANCIAL SERVICES GROUP INCORPORATED                                                                  274,200
     3,881  REGIONS FINANCIAL CORPORATION                                                                              116,585
     5,783  SOUTHTRUST CORPORATION                                                                                     142,667
     5,481  STATE STREET CORPORATION                                                                                   286,382
     4,886  SUNTRUST BANKS INCORPORATED                                                                                306,352
     4,926  SYNOVUS FINANCIAL CORPORATION                                                                              123,396
     2,278  UNION PLANTERS CORPORATION                                                                                 102,806
    32,204  US BANCORP                                                                                                 674,030
    23,260  WACHOVIA CORPORATION                                                                                       729,434
    14,827  WASHINGTON MUTUAL INCORPORATED                                                                             484,843
    28,844  WELLS FARGO & COMPANY++                                                                                  1,253,272
     1,369  ZIONS BANCORPORATION                                                                                        71,982

                                                                                                                    16,226,342
                                                                                                                --------------
EATING & DRINKING PLACES - 0.32%
     1,978  DARDEN RESTAURANTS INCORPORATED                                                                             70,021
    21,794  MCDONALD'S CORPORATION                                                                                     576,887
     2,454  TRICON GLOBAL RESTAURANTS INCORPORATED+                                                                    120,737
     1,946  WENDY'S INTERNATIONAL INCORPORATED                                                                          56,765

                                                                                                                       824,410
                                                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES - 2.28%
     9,036  AES CORPORATION+                                                                                           147,739
     2,113  ALLEGHENY ENERGY INCORPORATED                                                                               76,533
     3,357  ALLIED WASTE INDUSTRIES INCORPORATED+                                                                       47,199
     2,322  AMEREN CORPORATION                                                                                          98,221
     5,482  AMERICAN ELECTRIC POWER COMPANY                                                                            238,631
     5,085  CALPINE CORPORATION+                                                                                        85,377
     2,689  CINERGY CORPORATION                                                                                         89,893
     2,269  CMS ENERGY CORPORATION                                                                                      54,524
     3,594  CONSOLIDATED EDISON INCORPORATED                                                                           145,054
     2,829  CONSTELLATION ENERGY GROUP INCORPORATED                                                                     75,110
     4,306  DOMINION RESOURCES INCORPORATED                                                                            258,791
     2,836  DTE ENERGY COMPANY                                                                                         118,942
    13,018  DUKE ENERGY CORPORATION                                                                                    511,087
     5,497  DYNEGY INCORPORATED                                                                                        140,174
     5,524  EDISON INTERNATIONAL                                                                                        83,412
     8,610  EL PASO CORPORATION                                                                                        384,092

SHARES      SECURITY NAME                                                                                           VALUE
     3,772  ENTERGY CORPORATION                                                                                 $      147,523
     5,396  EXELON CORPORATION                                                                                         258,360
     5,109  FIRSTENERGY CORPORATION                                                                                    178,713
     2,990  FPL GROUP INCORPORATED                                                                                     168,636
     2,386  KEYSPAN CORPORATION                                                                                         82,675
     1,950  KINDER MORGAN INCORPORATED                                                                                 108,596
     5,749  MIRANT CORPORATION+                                                                                         92,099
     2,745  NIAGARA MOHAWK HOLDINGS INCORPORATED+                                                                       48,669
       799  NICOR INCORPORATED                                                                                          33,270
     3,565  NISOURCE INCORPORATED                                                                                       82,209
     6,542  PACIFIC GAS & ELECTRIC COMPANY                                                                             125,868
       557  PEOPLE'S ENERGY CORPORATION                                                                                 21,127
     1,428  PINNACLE WEST CAPITAL CORPORATION                                                                           59,762
     2,521  PPL CORPORATION                                                                                             87,857
     3,676  PROGRESS ENERGY INCORPORATED                                                                               165,530
     3,519  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                               148,467
     5,089  RELIANT ENERGY INCORPORATED                                                                                134,960
     3,547  SEMPRA ENERGY                                                                                               87,079
    11,541  SOUTHERN COMPANY                                                                                           292,564
     1,900  TECO ENERGY INCORPORATED                                                                                    49,856
     4,383  TEXAS UTILITIES COMPANY                                                                                    206,658
    10,532  WASTE MANAGEMENT INCORPORATED                                                                              336,076
     8,367  WILLIAMS COMPANIES INCORPORATED                                                                            213,526
     5,769  XCEL ENERGY INCORPORATED                                                                                   160,032

                                                                                                                     5,844,891
                                                                                                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.67%
    13,262  ADC TELECOMMUNICATIONS INCORPORATED+                                                                        61,005
     5,820  ADVANCED MICRO DEVICES INCORPORATED+                                                                        92,305
     6,581  ALTERA CORPORATION+                                                                                        139,649
     3,357  AMERICAN POWER CONVERSION CORPORATION+                                                                      48,542
     6,105  ANALOG DEVICES INCORPORATED+                                                                               271,001
     1,391  ANDREW CORPORATION+                                                                                         30,449
     5,080  APPLIED MICRO CIRCUITS CORPORATION+                                                                         57,506
     4,263  BROADCOM CORPORATION+                                                                                      174,698
     4,792  CIENA CORPORATION+                                                                                          68,574
     2,897  COMVERSE TECHNOLOGY INCORPORATED+                                                                           64,806
     4,150  CONEXANT SYSTEMS INCORPORATED+                                                                              59,594
     7,223  EMERSON ELECTRIC COMPANY                                                                                   412,433
   167,450  GENERAL ELECTRIC COMPANY                                                                                 6,711,396
   113,360  INTEL CORPORATION                                                                                        3,565,172
    22,259  JDS UNIPHASE CORPORATION+                                                                                  194,321
     5,350  LINEAR TECHNOLOGY CORPORATION                                                                              208,864
     6,119  LSI LOGIC CORPORATION+                                                                                      96,558
    57,519  LUCENT TECHNOLOGIES INCORPORATED                                                                           361,795
     5,526  MAXIM INTEGRATED PRODUCTS INCORPORATED+                                                                    290,170

SHARES      SECURITY NAME                                                                                           VALUE
     1,308  MAYTAG CORPORATION                                                                                  $       40,587
    10,032  MICRON TECHNOLOGY INCORPORATED+                                                                            310,992
     3,338  MOLEX INCORPORATED+                                                                                        103,311
    37,016  MOTOROLA INCORPORATED                                                                                      555,980
     2,978  NATIONAL SEMICONDUCTOR CORPORATION+                                                                         91,693
     5,517  NETWORK APPLIANCE INCORPORATED+                                                                            120,657
    53,906  NORTEL NETWORKS CORPORATION                                                                                404,295
     2,434  NOVELLUS SYSTEMS INCORPORATED+                                                                              96,021
     2,201  NVIDIA CORPORATION+                                                                                        147,247
     2,322  PMC-SIERRA INCORPORATED+                                                                                    49,366
     1,344  POWER-ONE INCORPORATED+                                                                                     13,991
     1,601  QLOGIC CORPORATION+                                                                                         71,261
    12,730  QUALCOMM INCORPORATED+                                                                                     642,865
     8,084  SANMINA CORPORATION+                                                                                       160,872
     2,769  SCIENTIFIC-ATLANTA INCORPORATED                                                                             66,290
     6,944  TELLABS INCORPORATED+                                                                                      104,368
    29,270  TEXAS INSTRUMENTS INCORPORATED                                                                             819,560
       972  THOMAS & BETTS CORPORATION                                                                                  20,558
     3,152  VITESSE SEMICONDUCTOR CORPORATION+                                                                          39,274
     1,146  WHIRLPOOL CORPORATION                                                                                       84,036
     5,592  XILINK INCORPORATED+                                                                                       218,368

                                                                                                                    17,070,430
                                                                                                                --------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.20%
     1,278  FLUOR CORPORATION                                                                                           47,797
     7,285  HALLIBURTON COMPANY                                                                                         95,434
     2,725  MOODY'S CORPORATION                                                                                        108,619
     6,304  PAYCHEX INCORPORATED                                                                                       220,892
     2,017  QUINTILES TRANSNATIONAL CORPORATION+                                                                        32,433

                                                                                                                       505,175
                                                                                                                --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.44%
       477  BALL CORPORATION                                                                                            33,724
     1,569  COOPER INDUSTRIES INCORPORATED                                                                              54,789
     1,045  CRANE COMPANY                                                                                               26,794
     2,642  FORTUNE BRANDS INCORPORATED                                                                                104,597
     5,087  ILLINOIS TOOL WORKS INCORPORATED                                                                           344,492
     7,310  LOCKHEED MARTIN CORPORATION                                                                                341,158
     7,687  MASCO CORPORATION                                                                                          188,332
     1,008  SNAP-ON INCORPORATED                                                                                        33,929

                                                                                                                     1,127,815
                                                                                                                --------------
FOOD & KINDRED PRODUCTS - 2.50%
       648  ADOLPH COORS COMPANY                                                                                        34,603
    15,131  ANHEUSER BUSCH COMPANIES INCORPORATED                                                                      684,073
    11,195  ARCHER DANIELS MIDLAND COMPANY                                                                             160,648

SHARES      SECURITY NAME                                                                                           VALUE
     6,950  CAMPBELL SOUP COMPANY                                                                               $      207,597
    41,905  COCA-COLA COMPANY                                                                                        1,975,821
     7,234  COCA-COLA ENTERPRISES INCORPORATED                                                                         137,012
     9,119  CONAGRA FOODS INCORPORATED                                                                                 216,759
     5,883  GENERAL MILLS INCORPORATED                                                                                 305,975
     5,899  HEINZ (H J) COMPANY                                                                                        242,567
     1,895  HERCULES INCORPORATED+                                                                                      18,950
     2,311  HERSHEY FOODS CORPORATION                                                                                  156,455
     6,900  KELLOGG COMPANY                                                                                            207,690
     4,888  PEPSI BOTTLING GROUP INCORPORATED                                                                          114,868
    29,755  PEPSICO INCORPORATED                                                                                     1,448,771
    13,267  SARA LEE CORPORATION                                                                                       294,925
     3,821  WRIGLEY (WM) JR COMPANY                                                                                    196,285

                                                                                                                     6,402,999
                                                                                                                --------------
FOOD STORES - 0.26%
     6,827  ALBERTSON'S INCORPORATED                                                                                   214,982
    13,684  KROGER COMPANY+                                                                                            285,585
     6,438  STARBUCKS CORPORATION+                                                                                     122,644
     2,455  WINN-DIXIE STORES INCORPORATED                                                                              34,984

                                                                                                                       658,195
                                                                                                                --------------
FORESTRY - 0.07%
     3,611  WEYERHAEUSER COMPANY                                                                                       195,283
                                                                                                                --------------
FURNITURE & FIXTURES - 0.15%
     1,448  JOHNSON CONTROLS INCORPORATED                                                                              116,926
     3,360  LEGGETT & PLATT                                                                                             77,280
     4,526  NEWELL RUBBERMAID INCORPORATED                                                                             124,782
     3,161  ROCKWELL COLLINS                                                                                            61,640

                                                                                                                       380,628
                                                                                                                --------------
GENERAL MERCHANDISE STORES - 2.39%
     1,987  BIG LOTS INCORPORATED                                                                                       20,665
     1,530  DILLARDS INCORPORATED CLASS A                                                                               24,480
     5,581  DOLLAR GENERAL CORPORATION                                                                                  83,157
     2,938  FAMILY DOLLAR STORES INCORPORATED                                                                           88,081
     3,324  FEDERATED DEPARTMENT STORES INCORPORATED+                                                                  135,952
     4,443  JC PENNEY COMPANY INCORPORATED                                                                             119,517
     8,370  K MART CORPORATION+                                                                                         45,700
     5,037  MAY DEPARTMENT STORES COMPANY                                                                              186,268
     5,590  SEARS ROEBUCK & COMPANY                                                                                    266,308
    15,165  TARGET CORPORATION                                                                                         622,523
     4,704  TJX COMPANIES INCORPORATED                                                                                 187,501
    75,314  WAL-MART STORES INCORPORATED                                                                             4,334,321

                                                                                                                     6,114,473
                                                                                                                --------------

SHARES      SECURITY NAME                                                                                           VALUE
HEALTH SERVICES - 0.34%
     8,932  HCA INCORPORATED                                                                                    $      344,239
     3,400  HEALTH MANAGEMENT ASSOCIATES INCORPORATED+                                                                  62,560
     6,621  HEALTHSOUTH CORPORATION+                                                                                    98,123
     1,788  MANOR CARE INCORPORATED+                                                                                    42,393
     5,445  TENET HEALTHCARE CORPORATION+                                                                              319,730

                                                                                                                       867,045
                                                                                                                --------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.01%
     1,076  MCDERMOTT INTERNATIONAL INCORPORATED+                                                                       13,203
                                                                                                                --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.24%
     4,864  BED BATH & BEYOND INCORPORATED+                                                                            164,890
     3,536  BEST BUY COMPANY INCORPORATED+                                                                             263,361
     3,521  CIRCUIT CITY STORES INCORPORATED - CIRCUIT CITY GROUP                                                       91,370
     3,157  RADIOSHACK CORPORATION                                                                                      95,026

                                                                                                                       614,647
                                                                                                                --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.13%
     6,328  HILTON HOTELS CORPORATION                                                                                   69,102
     4,145  MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                                168,494
     3,406  STARWOOD HOTELS & RESORTS OF WORLDWIDE INCORPORATED                                                        101,669

                                                                                                                       339,265
                                                                                                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.85%
     5,926  APPLE COMPUTER INCORPORATED+                                                                               129,779
    13,703  APPLIED MATERIALS INCORPORATED+                                                                            549,490
     5,632  BAKER HUGHES INCORPORATED                                                                                  205,399
     1,405  BLACK & DECKER CORPORATION                                                                                  53,011
     5,844  CATERPILLAR INCORPORATED                                                                                   305,349
   123,446  CISCO SYSTEMS INCORPORATED+                                                                              2,235,607
    28,514  COMPAQ COMPUTER CORPORATION                                                                                278,297
       699  CUMMINS INCORPORATED                                                                                        26,939
     3,963  DEERE & COMPANY                                                                                            173,025
    43,909  DELL COMPUTER CORPORATION+                                                                               1,193,447
     3,453  DOVER CORPORATION                                                                                          128,003
     1,186  EATON CORPORATION                                                                                           88,250
    37,220  EMC CORPORATION+                                                                                           500,237
     5,591  GATEWAY INCORPORATED+                                                                                       44,952
    32,800  HEWLETT-PACKARD COMPANY                                                                                    673,712
    29,123  IBM CORPORATION                                                                                          3,522,718
     2,729  INGERSOLL-RAND COMPANY                                                                                     114,099
     1,305  INTERNATIONAL GAME TECHNOLOGY+                                                                              89,235
     3,203  JABIL CIRCUIT INCORPORATED+                                                                                 72,772
     2,189  LEXMARK INTERNATIONAL INCORPORATED+                                                                        129,151
     6,698  MINNESOTA MINING & MANUFACTURING COMPANY                                                                   791,771
     2,104  PALL CORPORATION                                                                                            50,622
     9,757  PALM INCORPORATED+                                                                                          37,857

SHARES      SECURITY NAME                                                                                           VALUE
     2,025  PARKER-HANNIFIN CORPORATION                                                                         $       92,968
     4,161  PITNEY BOWES INCORPORATED                                                                                  156,495
    12,568  SOLECTRON CORPORATION+                                                                                     141,767
     1,445  STANLEY WORKS                                                                                               67,294
     3,817  SYMBOL TECHNOLOGIES INCORPORATED                                                                            60,614
     7,938  UNITED TECHNOLOGIES CORPORATION                                                                            513,033

                                                                                                                    12,425,893
                                                                                                                --------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.27%
     4,450  AON CORPORATION                                                                                            158,064
     2,911  HUMANA INCORPORATED+                                                                                        34,321
     4,695  MARSH & MCLENNAN COMPANIES INCORPORATED                                                                    504,478

                                                                                                                       696,863
                                                                                                                --------------
INSURANCE CARRIERS - 3.03%
     2,474  AETNA INCORPORATED                                                                                          81,617
     8,858  AFLAC INCORPORATED                                                                                         217,552
    12,242  ALLSTATE CORPORATION                                                                                       412,555
     1,753  AMBAC FINANCIAL GROUP INCORPORATED                                                                         101,429
    44,123  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                3,503,366
     2,937  CHUBB CORPORATION                                                                                          202,653
     2,491  CIGNA CORPORATION                                                                                          230,791
     2,689  CINCINNATI FINANCIAL CORPORATION                                                                           102,585
     5,651  CONSECO INCORPORATED+                                                                                       25,203
     4,016  HARTFORD FINANCIAL SERVICES GROUP                                                                          252,325
     2,619  JEFFERSON PILOT CORPORATION                                                                                121,181
     5,028  JOHN HANCOCK FINANCIAL SERVICES INCORPORATED                                                               207,656
     3,146  LINCOLN NATIONAL CORPORATION                                                                               152,801
     3,359  LOEWS CORPORATION                                                                                          186,021
     2,495  MBIA INCORPORATED                                                                                          133,807
    12,619  METLIFE INCORPORATED                                                                                       399,770
     1,776  MGIC INVESTMENT CORPORATION                                                                                109,615
     1,237  PROGRESSIVE CORPORATION                                                                                    184,684
     2,173  SAFECO CORPORATION                                                                                          67,689
     3,668  ST PAUL COMPANIES INCORPORATED                                                                             161,282
     2,173  TORCHMARK CORPORATION                                                                                       85,464
     5,359  UNITEDHEALTH GROUP INCORPORATED                                                                            379,256
     4,065  UNUMPROVIDENT CORPORATION                                                                                  107,763
     1,064  WELLPOINT HEALTH NETWORKS INCORPORATED+                                                                    124,328
     2,193  XL CAPITAL LIMITED                                                                                         200,352

                                                                                                                     7,751,745
                                                                                                                --------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.05%
     3,856  GEORGIA PACIFIC GROUP                                                                                      106,464
     1,803  LOUISIANA PACIFIC CORPORATION                                                                               15,217

                                                                                                                       121,681
                                                                                                                --------------

SHARES      SECURITY NAME                                                                                           VALUE
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.74%
     7,742  AGILENT TECHNOLOGIES INCORPORATED+                                                                  $      220,724
     2,233  ALLERGAN INCORPORATED                                                                                      167,587
     3,621  APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                               142,197
       884  BAUSCH & LOMB INCORPORATED                                                                                  33,291
     9,977  BAXTER INTERNATIONAL INCORPORATED                                                                          535,067
     4,402  BECTON DICKINSON & COMPANY                                                                                 145,926
     4,586  BIOMET INCORPORATED                                                                                        141,707
     6,758  BOSTON SCIENTIFIC CORPORATION+                                                                             163,003
       859  CR BARD INCORPORATED                                                                                        55,406
     2,399  DANAHER CORPORATION                                                                                        144,684
     4,886  EASTMAN KODAK COMPANY                                                                                      143,795
     5,168  GUIDANT CORPORATION+                                                                                       257,366
     3,151  KLA-TENCOR CORPORATION+                                                                                    156,164
    20,380  MEDTRONIC INCORPORATED                                                                                   1,043,660
       794  MILLIPORE CORPORATION                                                                                       48,196
     1,751  PERKINELMER INCORPORATED                                                                                    61,320
     6,067  RAYTHEON COMPANY                                                                                           196,995
     1,422  ST JUDE MEDICAL INCORPORATED+                                                                              110,418
     3,314  STRYKER CORPORATION                                                                                        193,438
     1,598  TEKTRONIX INCORPORATED+                                                                                     41,196
     2,919  TERADYNE INCORPORATED+                                                                                      87,979
     3,049  THERMO ELECTRON CORPORATION+                                                                                72,749
     1,800  WATERS CORPORATION+                                                                                         69,702
    11,635  XEROX CORPORATION                                                                                          121,237
     3,279  ZIMMER HOLDINGS INCORPORATED+                                                                              100,141

                                                                                                                     4,453,948
                                                                                                                --------------
METAL MINING - 0.16%
     9,124  BARRICK GOLD CORPORATION                                                                                   145,528
     2,527  FREEPORT-MCMORAN COOPER & GOLD INCORPORATED CLASS B+                                                        33,837
     3,082  INCO LIMITED+                                                                                               52,209
     3,287  NEWMONT MINING CORPORATION                                                                                  62,815
     1,330  PHELPS DODGE CORPORATION                                                                                    43,092
     5,555  PLACER DOME INCORPORATED                                                                                    60,605

                                                                                                                       398,086
                                                                                                                --------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
     1,685  VULCAN MATERIALS COMPANY                                                                                    80,779
                                                                                                                --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.87%
     2,948  HASBRO INCORPORATED                                                                                         47,846
     7,284  MATTEL INCORPORATED                                                                                        125,285
     2,464  TIFFANY & COMPANY                                                                                           77,542
    33,339  TYCO INTERNATIONAL LIMITED                                                                               1,963,667

                                                                                                                     2,214,340
                                                                                                                --------------

SHARES      SECURITY NAME                                                                                           VALUE
MISCELLANEOUS RETAIL - 0.55%
     7,575  COSTCO WHOLESALE CORPORATION+                                                                       $      336,179
     6,628  CVS CORPORATION                                                                                            196,189
     5,033  OFFICE DEPOT INCORPORATED+                                                                                  93,312
     7,698  STAPLES INCORPORATED+                                                                                      143,953
     3,366  TOYS R US INCORPORATED+                                                                                     69,811
    17,180  WALGREEN COMPANY                                                                                           578,279

                                                                                                                     1,417,723
                                                                                                                --------------
MOTION PICTURES - 0.28%
    34,959  WALT DISNEY COMPANY                                                                                        724,350
                                                                                                                --------------
NONDEPOSITORY CREDIT INSTITUTIONS - 1.71%
    22,338  AMERICAN EXPRESS COMPANY                                                                                   797,243
     3,444  CAPITAL ONE FINANCIAL CORPORATION                                                                          185,804
     2,051  COUNTRYWIDE CREDIT INDUSTRIES INCORPORATED                                                                  84,029
    11,666  FEDERAL HOME LOAN MORTGAGE CORPORATION                                                                     762,956
    16,877  FEDERAL NATIONAL MORTGAGE ASSOCIATION                                                                    1,341,722
     7,847  HOUSEHOLD INTERNATIONAL INCORPORATED                                                                       454,655
    14,410  MBNA CORPORATION                                                                                           507,232
     4,933  PROVIDIAN FINANCIAL CORPORATION                                                                             17,512
     2,722  USA EDUCATION INCORPORATED                                                                                 228,702

                                                                                                                     4,379,855
                                                                                                                --------------
OIL & GAS EXTRACTION - 0.71%
     4,256  ANADARKO PETROLEUM CORPORATION                                                                             241,953
     2,287  APACHE CORPORATION                                                                                         114,071
     3,538  BURLINGTON RESOURCES INCORPORATED                                                                          132,817
     2,165  DEVON ENERGY CORPORATION                                                                                    83,677
     1,992  EOG RESOURCES INCORPORATED                                                                                  77,907
     1,577  KERR MCGEE CORPORATION                                                                                      86,420
     2,478  NABORS INDUSTRIES INCORPORATED+                                                                             85,070
     2,245  NOBLE DRILLING CORPORATION+                                                                                 76,420
     6,259  OCCIDENTAL PETROLEUM CORPORATION                                                                           166,051
     1,606  ROWAN COMPANIES INCORPORATED+                                                                               31,108
     9,638  SCHLUMBERGER LIMITED                                                                                       529,608
     5,380  TRANSOCEAN SEDCO FOREX INCORPORATED                                                                        181,952

                                                                                                                     1,807,054
                                                                                                                --------------
PAPER & ALLIED PRODUCTS - 0.48%
       911  BEMIS COMPANY INCORPORATED                                                                                  44,803
       954  BOISE CASCADE CORPORATION                                                                                   32,446
     8,132  INTERNATIONAL PAPER COMPANY                                                                                328,126
     8,965  KIMBERLY-CLARK CORPORATION                                                                                 536,107
     1,694  MEAD CORPORATION                                                                                            52,328
     2,719  PACTIV CORPORATION+                                                                                         48,262
       869  TEMPLE-INLAND INCORPORATED                                                                                  49,298
     1,715  WESTVACO CORPORATION                                                                                        48,792
     1,868  WILLAMETTE INDUSTRIES INCORPORATED                                                                          97,360

                                                                                                                     1,237,522
                                                                                                                --------------

SHARES      SECURITY NAME                                             VALUE
PERSONAL SERVICES - 0.11%

     2,831  CINTAS CORPORATION                                     $    136,992
     3,119  H&R BLOCK INCORPORATED                                      139,419

                                                                        276,411
                                                                   ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.56%

     1,513  AMERADA HESS CORPORATION                                     94,563
     1,166  ASHLAND INCORPORATED                                         53,729
    18,001  CHEVRONTEXACO CORPORATION                                 1,613,070
    10,534  CONOCO INCORPORATED                                         298,112
   115,549  EXXON MOBIL CORPORATION                                   4,541,076
     6,380  PHILLIPS PETROLEUM COMPANY                                  384,459
    36,071  ROYAL DUTCH PETROLEUM COMPANY ADR                         1,768,200
     1,439  SUNOCO INCORPORATED                                          53,732
     4,083  UNOCAL CORPORATION                                          147,274
     5,261  USX-MARATHON GROUP INCORPORATED                             157,830

                                                                      9,112,045
                                                                   ------------

PRIMARY METAL INDUSTRIES - 0.36%

     5,372  ALCAN INCORPORATED                                          193,016
    14,586  ALCOA INCORPORATED                                          518,532
     1,360  ALLEGHENY TECHNOLOGIES INCORPORATED                          22,780
     2,262  ENGELHARD CORPORATION                                        62,612
     1,351  NUCOR CORPORATION                                            71,549
     1,551  USX-US STEEL GROUP INCORPORATED+                             28,089
     1,451  WORTHINGTON INDUSTRIES INCORPORATED                          20,604

                                                                        917,182
                                                                   ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.94%

     1,142  AMERICAN GREETINGS CORPORATION                               15,737
     1,462  DOW JONES & COMPANY INCORPORATED                             80,015
     4,484  GANNETT COMPANY INCORPORATED                                301,459
     1,279  KNIGHT-RIDDER INCORPORATED                                   83,045
     3,313  MCGRAW-HILL COMPANIES INCORPORATED                          202,027
       843  MEREDITH CORPORATION                                         30,053
     2,738  NEW YORK TIMES COMPANY CLASS A                              118,419
     2,015  RR DONNELLEY & SONS COMPANY                                  59,825
     5,101  TRIBUNE COMPANY                                             190,930
    30,061  VIACOM INCORPORATED CLASS B+                              1,327,193

                                                                      2,408,703
                                                                   ------------

RAILROAD TRANSPORTATION - 0.26%

     6,615  BURLINGTON NORTHERN SANTA FE CORPORATION                    188,726
     3,576  CSX CORPORATION                                             125,339
     6,501  NORFOLK SOUTHERN CORPORATION                                119,163
     4,174  UNION PACIFIC CORPORATION                                   237,918

                                                                        671,146
                                                                   ------------

SHARES      SECURITY NAME                                             VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.18%

     1,298  COOPER TIRE & RUBBER COMPANY                           $     20,716
     2,745  GOODYEAR TIRE & RUBBER COMPANY                               65,358
     4,589  NIKE INCORPORATED CLASS B                                   258,085
     1,053  REEBOK INTERNATIONAL LIMITED+                                27,905
     1,418  SEALED AIR CORPORATION+                                      57,883
     1,032  TUPPERWARE CORPORATION                                       19,866

                                                                        449,813
                                                                   ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.11%

     1,596  BEAR STEAMS COMPANIES INCORPORATED                           93,589
    23,437  CHARLES SCHWAB CORPORATION                                  362,570
     4,449  FRANKLIN RESOURCES INCORPORATED                             156,916
     4,129  LEHMAN BROTHERS HOLDING INCORPORATED                        275,817
    14,152  MERRILL LYNCH & COMPANY INCORPORATED                        737,602
    18,732  MORGAN STANLEY DEAN WITTER & COMPANY                      1,047,868
     3,682  STILWELL FINANCIAL INCORPORATED                             100,224
     2,055  T ROWE PRICE GROUP INCORPORATED                              71,370

                                                                      2,845,956
                                                                   ------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.06%

    15,784  CORNING INCORPORATED                                        140,793
                                                                   ------------

TOBACCO PRODUCTS - 0.70%

    36,771  PHILIP MORRIS COMPANIES INCORPORATED                      1,685,950
     2,751  UST INCORPORATED                                             96,285

                                                                      1,782,235
                                                                   ------------

TRANSPORTATION BY AIR - 0.25%

     2,629  AMR CORPORATION+                                             58,285
     2,097  DELTA AIRLINES INCORPORATED                                  61,358
     5,133  FEDEX CORPORATION+                                          266,300
    12,910  SOUTHWEST AIRLINES COMPANY                                  238,577
     1,136  US AIRWAYS GROUP INCORPORATED+                                7,202

                                                                        631,722
                                                                   ------------

TRANSPORTATION EQUIPMENT - 1.35%

    14,397  BOEING COMPANY                                              558,316
     1,565  BRUNSWICK CORPORATION                                        34,054
     2,602  DANA CORPORATION                                             36,116
     9,546  DELPHI AUTOMOTIVE SYSTEMS CORPORATION                       130,398
    30,913  FORD MOTOR COMPANY                                          485,952
     3,379  GENERAL DYNAMICS CORPORATION                                269,104
     9,228  GENERAL MOTORS CORPORATION                                  448,481
     2,916  GENUINE PARTS COMPANY                                       107,017
     1,802  GOODRICH CORPORATION                                         47,969
     5,118  HARLEY DAVIDSON INCORPORATED                                277,959
    13,640  HONEYWELL INTERNATIONAL INCORPORATED                        461,305

SHARES      SECURITY NAME                                             VALUE
     1,484  ITT INDUSTRIES INCORPORATED                            $     74,942
     1,020  NAVISTAR INTERNATIONAL CORPORATION                           40,290
     1,706  NORTHROP GRUMMAN CORPORATION                                171,982
     1,297  PACCAR INCORPORATED                                          85,109
     3,161  ROCKWELL INTERNATIONAL CORPORATION                           56,455
     2,426  TEXTRON INCORPORATED                                        100,582
     2,098  TRW INCORPORATED                                             77,710

                                                                      3,463,741
                                                                   ------------

TRANSPORTATION SERVICES - 0.04%

     2,205  SABRE HOLDINGS CORPORATION+                                  93,382
                                                                   ------------

WATER TRANSPORTATION - 0.11%

     9,898  CARNIVAL CORPORATION                                        277,936
                                                                   ------------

WHOLESALE TRADE-DURABLE GOODS - 1.23%

     1,577  GRAINGER (W W) INCORPORATED                                  75,696
    51,504  JOHNSON & JOHNSON                                         3,043,886
     2,251  VISTEON CORPORATION                                          33,855

                                                                      3,153,437
                                                                   ------------

WHOLESALE TRADE-NONDURABLE GOODS - 0.82%

     1,526  AMERISOURCEBERGEN CORPORATION                                96,977
     1,163  BROWN-FORMAN CORPORATION                                     72,804
     7,518  CARDINAL HEALTH INCORPORATED                                486,114
     4,809  MCKESSON CORPORATION                                        179,857
     8,510  SAFEWAY INCORPORATED+                                       355,293
     2,262  SUPERVALU INCORPORATED                                       50,035
    11,340  SYSCO CORPORATION                                           297,335
     9,662  UNILEVER NV ADR                                             556,628

                                                                      2,095,043
                                                                   ------------

TOTAL COMMON STOCK (COST $192,385,380)                              176,081,902
                                                                   ------------

REAL ESTATE INVESTMENT TRUST - 0.12%

     6,500  EQUITY OFFICE PROPERTIES TRUST                              195,520
     4,000  EQUITY RESIDENTIAL PROPERTIES TRUST                         114,840

TOTAL REAL ESTATE INVESTMENT TRUST (COST $315,424)                      310,360
                                                                   ------------

PRINCIPAL    SECURITY NAME                           INTEREST RATE      MATURITY DATE          VALUE
US TREASURY BONDS - 27.70%

$3,990,000  US TREASURY BONDS                            7.25%             8/15/22         $  4,695,731
 1,510,000  US TREASURY BONDS                            7.63             11/15/22            1,848,215
 3,200,000  US TREASURY BONDS                            7.13              2/15/23            3,726,125
 5,060,000  US TREASURY BONDS                            6.25              8/15/23            5,356,485
 5,840,000  US TREASURY BONDS                            7.50             11/15/24            7,116,589
 2,420,000  US TREASURY BONDS                            7.63              2/15/25            2,990,118
 2,320,000  US TREASURY BONDS                            6.88              8/15/25            2,646,976
 2,926,000  US TREASURY BONDS                            6.00              2/15/26            3,015,609
 3,010,000  US TREASURY BONDS                            6.75              8/15/26            3,398,242
 2,770,000  US TREASURY BONDS                            6.50             11/15/26            3,038,992
 3,700,000  US TREASURY BONDS                            6.63              2/15/27            4,123,043
 4,660,000  US TREASURY BONDS                            6.38              8/15/27            5,049,911
 3,010,000  US TREASURY BONDS                            6.13             11/15/27            3,166,261
 1,630,000  US TREASURY BONDS                            5.50              8/15/28            1,579,253
 2,380,000  US TREASURY BONDS                            5.25             11/15/28            2,229,205
 1,740,000  US TREASURY BONDS                            5.25              2/15/29            1,633,629
 2,520,000  US TREASURY BONDS                            6.13              8/15/29            2,674,547
 6,900,000  US TREASURY BONDS                            6.25              5/15/30            7,474,369
 5,201,000  US TREASURY BONDS                            5.38              2/15/31            5,127,864

TOTAL US TREASURY BONDS (COST $68,613,323)                                                   70,891,164
                                                                                           ------------

SHORT-TERM INVESTMENTS - 2.93%

US TREASURY BILLS - 2.93%

 4,880,000  US TREASURY BILLS                            1.89^              2/7/02            4,871,997
 2,328,000  US TREASURY BILLS                            1.70^              3/7/02            2,321,007
   300,000  US TREASURY BILLS#                           1.72^             3/28/02              298,794

TOTAL SHORT-TERM INVESTMENTS (COST $7,490,730)                                                7,491,798
                                                                                           ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $268,804,857)*                    99.55%                                             $254,775,224
OTHER ASSETS AND LIABILITIES, NET        0.45                                                 1,163,071
                                       ------                                              ------------
TOTAL NET ASSETS                       100.00%                                             $255,938,295
                                       ------                                              ------------

+  NON-INCOME EARNING SECURITIES.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.
^  YIELD TO MATURITY.
++ SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,176,689.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $270,612,275 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                     $ 25,850,750
   GROSS UNREALIZED DEPRECIATION                      (41,687,801)
                                                     ------------
   NET UNREALIZED DEPRECIATION                       $(15,837,051)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

    VARIABLE TRUST CORPORATE BOND FUND
-------------------------------------------------------------------------------

PRINCIPAL    SECURITY NAME                           INTEREST RATE      MATURITY DATE          VALUE
CORPORATE BONDS & NOTES - 87.65%

AGRICULTURAL PRODUCTION-LIVESTOCK & ANIMAL
SPECIALTIES - 0.39%

$  265,000  PILGRIM'S PRIDE CORPORATION                  9.63%             9/15/11         $    282,225
                                                                                           ------------

AMUSEMENT & RECREATION SERVICES - 1.11%

   245,000  HERBST GAMING INCORPORATED(x)                10.75              9/1/08              254,494
   250,000  HOLLYWOOD PARK INCORPORATED                   9.25             2/15/07              216,250
   220,000  INTRAWEST CORPORATION                        10.50              2/1/10              220,275
   115,000  PARK PLACE ENTERTAINMENT CORPORATION          9.38             2/15/07              120,175

                                                                                                811,194
                                                                                           ------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
OPERATIVE BUILDERS - 0.54%

    90,000  DR HORTON INCORPORATED                       10.00             4/15/06               92,700
   290,000  KB HOME                                       9.50             2/15/11              295,800

                                                                                                388,500
                                                                                           ------------

BUSINESS SERVICES - 2.21%

   765,000  CENDANT CORPORATION(x)                        6.88            8/15/06               738,940
    45,000  HANOVER EQUIPMENT TRUST(x)                    8.50             9/1/08                46,800
   700,000  ORACLE CORPORATION                            6.72            2/15/04               738,856
    95,000  SESI LLC                                      8.88            5/15/11                89,300

                                                                                              1,613,896
                                                                                           ------------

CHEMICALS & ALLIED PRODUCTS - 6.37%

   460,000  AMERICAN HOME PRODUCTS CORPORATION            7.25             3/1/23               472,072
   190,000  DOW CHEMICAL COMPANY                          6.13             2/1/11               191,721
   215,000  DOW CHEMICAL COMPANY                          7.38            11/1/29               237,298
   310,000  E I DU PONT DE NEMOURS & COMPANY              6.88           10/15/09               333,810
    90,000  EQUISTAR CHEMICAL                            10.13             9/1/08                90,450
   120,000  GEORGIA GULF CORPORATION                     10.38            11/1/07               125,400
   325,000  IMC GLOBAL INCORPORATED                      11.25             6/1/11               346,125
    65,000  LYONDELL CHEMICAL COMPANY                     9.50           12/15/08                64,350
   100,000  MACDERMID INCORPORATED                        9.13            7/15/11               102,500
 1,250,000  MERCK & COMPANY INCORPORATED                  6.40             3/1/28             1,243,309
   235,000  MILLENNIUM AMERICA INCORPORATION              9.25            6/15/08               239,700
    90,000  OM GROUP INCORPORATED(x)                      9.25           12/15/11                91,800
 1,000,000  PFIZER INCORPORATED                           5.63             2/1/06             1,028,223
    80,000  VICAR OPERATING INCORPORATED                  9.88            12/1/09                81,600

                                                                                              4,648,358
                                                                                           ------------

COMMUNICATIONS - 9.12%

   210,000  ADELPHIA COMMUNICATIONS SERIES B             10.50            7/15/04               210,787
   220,000  AMERICAN TOWER CORPORATION                    9.38             2/1/09               177,100
   450,000  AT&T WIRELESS SERVICES INCORPORATED           7.88             3/1/11               481,054
   325,000  BRITISH TELECOMMUNICATIONS PLC                7.88           12/15/05               348,142
   100,000  CHARTER COMMUNICATIONS HOLDINGS LLC           8.63             4/1/09                96,250
   660,000  CITIZENS COMMUNICATIONS COMPANY               9.25            5/15/11               734,484
   700,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED     7.65            9/15/10               723,072

PRINCIPAL    SECURITY NAME                           INTEREST RATE      MATURITY DATE          VALUE
$  450,000  CLEAR CHANNEL COMMUNICATIONS INCORPORATED     7.25%          10/15/27          $    417,688
   700,000  COMCAST CABLE COMMUNICATION                   6.20           11/15/08               689,954
   120,000  CROWN CASTLE INTERNATIONAL CORPORATION       10.75             8/1/11               117,300
    25,000  CSC HOLDINGS INCORPORATED                    10.50            5/15/16                27,125
    40,000  GLOBAL CROSSING HOLDINGS LIMITED              9.63            5/15/08                 4,600
   100,000  MEDIACOM LLC(x)                               9.50            1/15/13               103,750
   270,000  NEXTEL COMMUNICATIONS INCORPORATED            9.38           11/15/09               213,300
   250,000  ROGERS CANTEL INCORPORATED                    8.80            10/1/07               242,500
    90,000  SINCLAIR BROADCAST GROUP                      8.75           12/15/11                90,000
   275,000  SPRINT CAPITAL CORPORATION                    6.13           11/15/08               267,135
   600,000  TELE-COMMUNICATIONS INCORPORATED              9.80             2/1/12               721,177
   405,000  TELUS CORPORATION                             7.50             6/1/07               426,209
    43,000  VOICESTREAM WIRELESS CORPORATION             10.38           11/15/09                48,805
   190,000  WORLDCOM INCORPORATED                         6.50            5/15/04               195,224
   215,000  WORLDCOM INCORPORATED                         8.25            5/15/31               227,267
    90,000  YOUNG BROADCASTING INCORPORATED(x)            8.50           12/15/08                90,450

                                                                                              6,653,373
                                                                                           ------------

DEPOSITORY INSTITUTIONS - 4.26%

   500,000  BANK ONE CORPORATION                          7.88             8/1/10               550,556
   500,000  BANK UNITED                                   8.00            3/15/09               533,574
   800,000  NATIONSBANK CORPORATION                       7.80            9/15/16               877,571
   700,000  POPULAR NORTH AMERICA                         6.63            1/15/04               723,020
   410,000  WASHINGTON MUTUAL FINANCE                     6.25            5/15/06               423,050

                                                                                              3,107,771
                                                                                           ------------

EATING & DRINKING PLACES - 0.08%

    55,000  TRICON GLOBAL RESTAURANT                      8.88            4/15/11                58,713
                                                                                           ------------

ELECTRIC, GAS & SANITARY SERVICES - 6.98%

   260,000  AES CORPORATION                               8.88            2/15/11               228,800
   235,000  ALLIED WASTE NORTH AMERICA SERIES B           8.88             4/1/08               242,050
   355,000  AMERICAN ELECTRIC POWER COMPANY               6.13            5/15/06               351,421
   360,000  BRL UNIVERSAL EQUIPMENT                       8.88            2/15/08               374,400
   770,000  DOMINION RESOURCES INCORPORATED               8.13            6/15/10               848,417
   550,000  DUKE ENERGY FIELD SERVICES                    7.88            8/16/10               580,973
   325,000  EL PASO ENERGY PARTNERS                       8.50             6/1/11               328,250
   355,000  PROGRESS ENERGY INCORPORATED                  7.10             3/1/11               368,951
   700,000  REPUBLIC SERVICES INCORPORATED                7.13            5/15/09               719,083
   300,000  WASTE MANAGEMENT INCORPORATED                 7.38             8/1/10               306,754
   730,000  XCEL ENERGY INCORPORATED                      7.00            12/1/10               737,322

                                                                                              5,086,421
                                                                                           ------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 1.79%

    60,000  AMKOR TECHNOLOGY INCORPORATED(x)              9.25            2/15/08                56,700
   370,000  CALPINE CORPORATION                           8.63            8/15/10               336,113
   245,000  FAIRCHILD SEMICONDUCTOR                      10.50             2/1/09               260,313

PRINCIPAL    SECURITY NAME                           INTEREST RATE      MATURITY DATE          VALUE
$  620,000  TXU CORPORATION                               6.38%           6/15/06          $    624,483
    60,000  WILLIAMS COMMUNICATIONS GROUP INCORPORATED   11.70             8/1/08                24,600

                                                                                              1,302,209
                                                                                           ------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
TRANSPORTATION EQUIPMENT - 0.82%

   500,000  LOCKHEED MARTIN CORPORATION                   8.50            12/1/29               596,931
                                                                                           ------------

FOOD & KINDRED PRODUCTS - 6.10%

 1,142,000  ANHEUSER BUSCH COMPANIES                      9.00            12/1/09             1,376,425
   365,000  CANANDAIGUA BRANDS                            8.63             8/1/06               375,950
   375,000  KELLOGG COMPANY                               6.60             4/1/11               385,406
   950,000  KRAFT FOODS INCORPORATED                      4.63            11/1/06               929,432
   435,000  LAND O LAKES INCORPORATED(x)                  8.75           11/15/11               419,775
   950,000  SARA LEE CORPORATION                          6.25            9/15/11               964,292

                                                                                              4,451,280
                                                                                           ------------

FOOD STORES - 1.75%

   375,000  ALBERTSON'S INCORPORATED                      7.50            2/15/11               401,978
   310,000  INGLES MARKETS INCORPORATED(x)                8.88            12/1/11               304,575
   270,000  MARSH SUPERMARKET INCORPORATED SERIES B       8.88             8/1/07               268,650
   315,000  WINN-DIXIE STORES INCORPORATED                8.88             4/1/08               300,825

                                                                                              1,276,028
                                                                                           ------------

FORESTRY - 0.22%

   150,000  TEMBEC INDUSTRIES INCORPORATED                8.63            6/30/09               156,000
                                                                                           ------------

GENERAL MERCHANDISE STORES - 1.33%

   900,000  WAL-MART STORES INCORPORATED                  6.88            8/10/09               972,613
                                                                                           ------------

HEALTH SERVICES - 0.39%

   205,000  HCA INCORPORATED                              8.75             9/1/10               221,400
    55,000  TENET HEALTHCARE CORPORATION SERIES B         8.13            12/1/08                58,025

                                                                                                279,425
                                                                                           ------------

HOLDING & OTHER INVESTMENT OFFICES - 0.43%

   315,000  ISTAR FINANCIAL INCORPORATED                  8.75            8/15/08               315,220
                                                                                           ------------

HOTELS, LODGING - 0.04%

    30,000  FELCOR LODGING                                9.50            9/15/08                30,075
                                                                                           ------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING
PLACES - 0.88%

   150,000  HOST MARRIOTT LP(x)                           9.50            1/15/07               150,188
   125,000  HOST MARRIOTT LP                              9.25            10/1/07               124,531
   375,000  STATION CASINOS INCORPORATED                  8.88            12/1/08               367,500

                                                                                                642,219
                                                                                           ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 3.93%

   130,000  AES DRAX ENERGY LIMITED                      11.50            8/30/10                87,100
   195,000  AGCO CORPORATION                              9.50             5/1/08               203,775
   325,000  BRIGGS & STRATTON CORPORATION                 8.88            3/15/11               339,625

PRINCIPAL    SECURITY NAME                           INTEREST RATE      MATURITY DATE          VALUE
$  375,000  CATERPILLAR FINANCIAL SERVICES                5.95%            5/1/06          $    383,469
 1,050,000  DELL COMPUTER CORPORATION                     7.10            4/15/28               985,887
   825,000  HEWLETT-PACKARD COMPANY                       7.15            6/15/05               869,157

                                                                                              2,869,013
                                                                                           ------------

INSURANCE CARRIERS - 2.52%

   505,000  ALLSTATE CORPORATION                          7.88%            5/1/05               550,207
 1,075,000  AMBAC INCORPORATED                            9.38             8/1/11             1,289,681

                                                                                              1,839,888
                                                                                           ------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.06%

    45,000  LOUISIANA PACIFIC CORPORATION                10.88           11/15/08                43,200
                                                                                           ------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.29%

   205,000  RAYTHEON COMPANY                              6.75            8/15/07               212,287
                                                                                           ------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT
FUELS - 0.25%

   175,000  COMPASS MINERALS GROUP(x)                    10.00            8/15/11               181,563
                                                                                           ------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.27%

   200,000  STEINWAY MUSICAL INSTRUMENTS                  8.75            4/15/11               198,000
                                                                                           ------------

MISCELLANEOUS RETAIL - 0.06%

    45,000  AMERIGAS PARTNERS LP                          8.88            5/20/11                46,350
                                                                                           ------------

MOTION PICTURES - 0.98%

   300,000  TIME WARNER INCORPORATED                      7.97            8/15/04               326,112
   375,000  WALT DISNEY COMPANY                           6.75            3/30/06               390,312

                                                                                                716,424
                                                                                           ------------

NONDEPOSITORY CREDIT INSTITUTIONS - 11.26%

   600,000  CIT GROUP INCORPORATED                        7.63            8/16/05               644,700
 1,350,000  COUNTRYWIDE CREDIT INDUSTRIES INCORPORATED    6.25            4/15/09             1,339,677
 1,400,000  FORD MOTOR CREDIT CORPORATION                 7.38             2/1/11             1,375,997
 1,592,000  GENERAL ELECTRIC CAPITAL CORPORATION          8.63            6/15/08             1,848,923
   605,000  GUARANTEED MORTGAGE ACCEPTANCE CORPORATION    5.85            1/14/09               568,603
   405,000  HELLER FINANCIAL INCORPORATION                6.38            3/15/06               427,955
 1,200,000  HOUSEHOLD FINANCE CORPORATION                 8.00            7/15/10             1,291,784
   300,000  INTERNATIONAL LEASE FINANCE CORPORATION       5.75           10/15/06               299,209
   410,000  QWEST CAPITAL FUNDING                         7.90            8/15/10               417,108

                                                                                              8,213,956
                                                                                           ------------

OIL & GAS EXTRACTION - 2.34%

   700,000  CANADIAN OCCIDENTAL PETROLEUM                 7.13             2/4/04               734,404
   360,000  CHESAPEAKE ENERGY CORPORATION                 8.13             4/1/11               349,200
   145,000  KEY ENERGY SERVICES INCORPORATED              8.38             3/1/08               146,450
   100,000  OCEAN ENERGY INCORPORATED                     8.88            7/15/07               104,500
   100,000  PIONEER NATURAL RESOURCE COMPANY              9.63             4/1/10               109,523
   150,000  SNYDER OIL CORPORATION                        8.75            6/15/07               156,750
   100,000  VINTAGE PETROLEUM INCORPORATED                9.00           12/15/05               102,500

                                                                                              1,703,327
                                                                                           ------------

PRINCIPAL    SECURITY NAME                           INTEREST RATE      MATURITY DATE          VALUE
PAPER & ALLIED PRODUCTS - 0.71%

$  185,000  APPLETON PAPERS INCORPORATED(x)              12.50%          12/15/08          $    177,600
    90,000  NORSKE SKOG(x)                                8.63            6/15/11                93,375
    60,000  PLASTIPAK HOLDINGS INCORPORATED(x)           10.75             9/1/11                63,000
    50,000  POTLATCH CORPORATION(x)                      10.00            7/15/11                52,000
   125,000  TEMBEC FINANCE CORPORATION                    9.88            9/30/05               128,750

                                                                                                514,725
                                                                                           ------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.31%

 1,430,000  AMOCO COMPANY                                 6.50             8/1/07             1,508,255
   715,000  ATLANTIC RICHFIELD COMPANY                    5.90            4/15/09               720,123
   180,000  PENNZOIL-QUAKER STATE(x)                     10.00            11/1/08               188,100

                                                                                              2,416,478
                                                                                           ------------

PIPELINES, EXCEPT NATURAL GAS - 1.05%

   765,000  KINDER MORGAN ENERGY                          6.75            3/15/11               764,914
                                                                                           ------------

PRIMARY METAL INDUSTRIES - 0.43%

    45,000  AK STEEL CORPORATION                          9.13           12/15/06                46,013
   255,000  CENTURY ALUMINUM COMPANY                     11.75            4/15/08               263,925

                                                                                                309,938
                                                                                           ------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.24%

   105,000  AMERICAN GREETINGS CORPORATION               11.75            7/15/08               108,150
   280,000  GARDEN STATE NEWSPAPERS                       8.75            10/1/09               276,150
    40,000  HOLLINGER INTERNATIONAL PUBLISHING            9.25            3/15/07                39,650
   255,000  NEWS AMERICA HOLDINGS                         8.88            4/26/23               275,722
    50,000  PRIMEDIA INCORPORATED                         8.88            5/15/11                45,000
   800,000  VIACOM INCORPORATED CLASS B                   7.88            7/30/30               883,506

                                                                                              1,628,178
                                                                                           ------------

RAILROAD TRANSPORTATION - 0.49%

   325,000  KANSAS CITY SOUTHERN                          9.50            10/1/08               354,250
                                                                                           ------------

REAL ESTATE - 1.37%

   650,000  EOP OPERATING LP                              7.75           11/15/07               690,622
   305,000  SENIOR HOUSING TRUST                          8.63            1/15/12               308,050

                                                                                                998,672
                                                                                           ------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES
& SERVICES - 6.87%

 1,400,000  CITIGROUP INCORPORATED                        7.25            10/1/10             1,500,356
 1,000,000  GOLDMAN SACHS GROUP INCORPORATED              6.65            5/15/09             1,019,691
   400,000  JP MORGAN & COMPANY INCORPORATED              7.63            9/15/04               433,164
   520,000  LEHMAN BROTHERS HOLDING INCORPORATED          7.75            1/15/05               557,603
   800,000  MERRILL LYNCH & COMPANY INCORPORATED          6.88           11/15/18               801,097
   635,000  MORGAN STANLEY DEAN WITTER & COMPANY          8.00            6/15/10               698,177

                                                                                              5,010,088
                                                                                           ------------

PRINCIPAL    SECURITY NAME                           INTEREST RATE      MATURITY DATE          VALUE
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.25%

$  190,000  OWENS-ILLINOIS INCORPORATED                   7.85%           5/15/04          $    184,300
                                                                                           ------------

TEXTILE MILL PRODUCTS - 0.30%

   220,000  COLLINS & AIKMAN PRODUCTS(x)                 10.75           12/31/11               220,550
                                                                                           ------------

TRANSPORTATION EQUIPMENT - 0.99%

   410,000  BOEING CAPITAL CORPORATION                    6.10             3/1/11               398,523
    90,000  DANA CORPORATION(x)                           9.00            8/15/11                83,680
   255,000  SEQUA CORPORATION                             8.88             4/1/08               238,425

                                                                                                720,628
                                                                                           ------------

WATER TRANSPORTATION - 0.25%

   110,000  TEEKAY SHIPPING CORPORATION                   8.88            7/15/11               112,750
    70,000  TEEKAY SHIPPING CORPORATION(x)                8.88            7/15/11                71,750

                                                                                                184,500
                                                                                           ------------

WHOLESALE TRADE-DURABLE GOODS - 1.32%

   305,000  GEORGIA PACIFIC CORPORATION                   7.50            5/15/06               303,420
    95,000  OMNICARE INCORPORATION                        8.13            3/15/11                98,325
   180,000  OWENS & MINOR INCORPORATED                    8.50            7/15/11               187,200
   375,000  RUSSEL METALS INCORPORATED                   10.00             6/1/09               373,125

                                                                                                962,070
                                                                                           ------------

WHOLESALE TRADE-NONDURABLE GOODS - 1.30%

    45,000  AIRGAS INCORPORATED                           9.13            10/1/11                47,475
    90,000  AMERISOURCE BERGEN CORPORATION                8.13             9/1/08                92,250
   385,000  FLEMING COMPANIES INCORPORATED               10.13             4/1/08               388,850
   410,000  SAFEWAY INCORPORATED                          6.50             3/1/11               418,051

                                                                                                946,626
                                                                                           ------------

TOTAL CORPORATE BONDS & NOTES (COST $62,123,434)                                             63,912,376
                                                                                           ------------


FOREIGN BONDS - 0.70% (A)

    90,000  AIR CANADA (EURO)                            10.25            3/15/11                46,478
    35,000  COLT TELECOM (EURO)                           7.63           12/15/09                22,749
    55,000  ENERGIS PLC (BRITISH POUND)                   9.13            3/15/10                60,036
   220,000  FLEXTRONICS INTERNATIONAL LIMITED (EURO)      9.75             7/1/10               205,677
   170,000  HUNTSMAN INTERNATIONAL (EURO)                10.13             7/1/09               137,741
    70,000  KPN QWEST BV (EURO)                           7.13             6/1/09                38,331

TOTAL FOREIGN BONDS (COST $632,152)                                                             511,012
                                                                                           ------------

US TREASURY BONDS - 7.89%

 1,150,000  US TREASURY BONDS                             2.75           10/31/03             1,147,529
 1,850,000  US TREASURY BONDS                             4.63            5/15/06             1,875,798
 1,750,000  US TREASURY BONDS                             5.00            8/15/11             1,745,625
 1,000,000  US TREASURY BONDS                             5.38            2/15/31               985,938

TOTAL US TREASURY BONDS (COST $5,811,000)                                                     5,754,890
                                                                                           ------------

PRINCIPAL    SECURITY NAME                           INTEREST RATE      MATURITY DATE          VALUE
SHORT-TERM INVESTMENTS - 1.99%

REPURCHASE AGREEMENTS - 1.99%

$1,401,000  GOLDMAN SACHS & COMPANY - 102%
            COLLATERALIZED BY U.S. GOVERNMENT
            SECURITIES                                    1.69%            1/2/02          $  1,401,000
    51,000  MORGAN STANLEY & COMPANY
            INCORPORATED - 102%
            COLLATERALIZED BY U.S. GOVERNMENT
            SECURITIES                                    1.57             1/2/02                51,000

TOTAL SHORT-TERM INVESTMENTS (COST $1,452,000)                                                1,452,000
                                                                                           ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $70,018,586)*                     98.23%                                             $ 71,630,278
OTHER ASSETS AND LIABILITIES, NET        1.77                                                 1,289,959
                                       ------                                              ------------
TOTAL NET ASSETS                       100.00%                                             $ 72,920,237
                                       ------                                              ------------

(a) FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.
(x) SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID BY THE ADVISOR BASED ON PROCEDURES APPROVED BY THE BOARD OF DIRECTORS.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $70,066,510 AND NET UNREALIZED APPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                     $2,384,286
   GROSS UNREALIZED DEPRECIATION                       (820,518)
                                                     ----------
   NET UNREALIZED APPRECIATION                       $1,563,768

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST EQUITY INCOME FUND

SHARES      SECURITY NAME                                                                                           VALUE

COMMON STOCK - 96.27%


BUSINESS SERVICES - 2.08%
   113,200  IMS HEALTH INCORPORATED                                                                              $   2,208,532
                                                                                                                --------------
CHEMICALS & ALLIED PRODUCTS - 14.04%
    55,600  AMERICAN HOME PRODUCTS CORPORATION                                                                       3,411,615
    45,090  E I DU PONT DE NEMOURS & COMPANY                                                                         1,916,776
    35,360  MERCK & COMPANY INCORPORATED                                                                             2,079,168
    68,440  PFIZER INCORPORATED                                                                                      2,727,334
    35,650  PROCTER & GAMBLE COMPANY                                                                                 2,820,985
    56,394  ROHM & HAAS COMPANY                                                                                      1,952,924

                                                                                                                    14,908,802
                                                                                                                --------------
COMMUNICATIONS - 3.31%
    79,397  AT&T CORPORATION                                                                                         1,440,262
    43,749  VERIZON COMMUNICATIONS INCORPORATED                                                                      2,076,328

                                                                                                                     3,516,590
                                                                                                                --------------
DEPOSITORY INSTITUTIONS - 4.99%
   100,720  J P MORGAN CHASE & COMPANY                                                                               3,661,172
    78,250  US BANCORP                                                                                               1,637,773

                                                                                                                     5,298,945
                                                                                                                --------------
EATING & DRINKING PLACES - 1.33%
    53,450  MCDONALD'S CORPORATION                                                                                   1,414,822
                                                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES - 4.53%
    31,830  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                             1,342,908
    73,603  TEXAS UTILITIES COMPANY                                                                                  3,470,381

                                                                                                                     4,813,289
                                                                                                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.32%
    46,170  EMERSON ELECTRIC COMPANY                                                                                 2,636,307
    57,480  GENERAL ELECTRIC COMPANY                                                                                 2,303,798
       660  LUCENT TECHNOLOGIES INCORPORATED                                                                             4,151
    47,000  MOTOROLA INCORPORATED                                                                                      705,940

                                                                                                                     5,650,196
                                                                                                                --------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 2.47%
    65,870  MOODY'S CORPORATION                                                                                      2,625,578
                                                                                                                --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 3.34%
    89,670  FORTUNE BRANDS INCORPORATED                                                                              3,550,035
                                                                                                                --------------
FOOD & KINDRED PRODUCTS - 6.27%
    87,440  PEPSICO INCORPORATED                                                                                     4,257,454
   108,200  SARA LEE CORPORATION                                                                                     2,405,286

                                                                                                                     6,662,740
                                                                                                                --------------

SHARES      SECURITY NAME                                                                                           VALUE
GENERAL MERCHANDISE STORES - 7.20%
    72,957  MAY DEPARTMENT STORES COMPANY                                                                        $   2,697,950
    33,080  SEARS ROEBUCK & COMPANY                                                                                  1,575,931
    82,140  TARGET CORPORATION                                                                                       3,371,847

                                                                                                                     7,645,728
                                                                                                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 10.25%
   108,900  HEWLETT-PACKARD COMPANY                                                                                  2,236,806
    40,000  IBM CORPORATION                                                                                          4,838,400
    26,332  MINNESOTA MINING & MANUFACTURING COMPANY                                                                 3,112,706
    10,742  UNITED TECHNOLOGIES CORPORATION                                                                            694,255

                                                                                                                    10,882,167
                                                                                                                --------------
INSURANCE CARRIERS - 8.42%
    57,789  AEGON NV ADR                                                                                             1,547,012
    37,338  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                2,964,637
   100,840  ST PAUL COMPANIES INCORPORATED                                                                           4,433,935

                                                                                                                     8,945,584
                                                                                                                --------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.75%
    26,835  EASTMAN KODAK COMPANY                                                                                      789,754
                                                                                                                --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.43%
    61,768  TYCO INTERNATIONAL LIMITED                                                                               3,638,135
                                                                                                                --------------
MOTION PICTURES - 0.84%
    43,000  WALT DISNEY COMPANY                                                                                        890,960
                                                                                                                --------------
NONDEPOSITORY CREDIT INSTITUTIONS - 1.78%
    53,070  AMERICAN EXPRESS COMPANY                                                                                 1,894,068
                                                                                                                --------------
OIL & GAS EXTRACTION - 1.47%
    28,310  SCHLUMBERGER LIMITED                                                                                     1,555,635
                                                                                                                --------------
PETROLEUM REFINING & RELATED INDUSTRIES - 7.34%
    39,459  BP PLC ADR                                                                                               1,835,238
    19,625  CHEVRONTEXACO CORPORATION                                                                                1,758,596
    82,314  EXXON MOBIL CORPORATION                                                                                  3,234,940
    19,760  ROYAL DUTCH PETROLEUM COMPANY ADR                                                                          968,635

                                                                                                                     7,797,409
                                                                                                                --------------
TOBACCO PRODUCTS - 2.56%
    59,220  PHILIP MORRIS COMPANIES INCORPORATED                                                                     2,715,237
                                                                                                                --------------
TRANSPORTATION EQUIPMENT - 1.62%
    50,783  HONEYWELL INTERNATIONAL INCORPORATED                                                                     1,717,481
                                                                                                                --------------
WHOLESALE TRADE-DURABLE GOODS - 2.93%
    52,620  JOHNSON & JOHNSON                                                                                        3,109,842
                                                                                                                --------------
TOTAL COMMON STOCK (COST $93,557,735)                                                                              102,231,529
                                                                                                                --------------

PRINCIPAL   SECURITY NAME                                                          INTEREST RATE  MATURITY DATE      VALUE
SHORT-TERM INVESTMENTS - 3.51%

REPURCHASE AGREEMENTS - 3.51%

$3,732,553  UBS WARBURG LLC - 102% COLLATERALIZED BY US GOVERNMENT
            SECURITIES (COST $3,732,553)                                                 1.82%       01/02/02     $  3,732,553

TOTAL INVESTMENTS IN SECURITIES

(COST $97,290,288)*                             99.78%                                                            $105,964,082
OTHER ASSETS AND LIABILITIES, NET                0.22                                                                  235,164
                                               -------                                                            ------------
TOTAL NET ASSETS                               100.00%                                                            $106,199,246
                                               =======                                                            ============


* COST FOR FEDERAL INCOME TAX PURPOSES IS $97,336,078 AND NET UNREALIZED
APPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                  $17,502,083
   GROSS UNREALIZED DEPRECIATION                                   (8,874,079)
                                                                  ------------
   NET UNREALIZED APPRECIATION                                    $ 8,628,004

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST EQUITY VALUE FUND

SHARES      SECURITY NAME                                                                                           VALUE
COMMON STOCK - 89.99%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.53%
     4,450  LOWE'S COMPANIES INCORPORATED                                                                        $     206,525
                                                                                                                --------------
BUSINESS SERVICES - 3.76%
    44,750  CENDANT CORPORATION+                                                                                       877,547
     8,450  ELECTRONIC DATA SYSTEMS CORPORATION                                                                        579,248

                                                                                                                     1,456,795
                                                                                                                --------------
CHEMICALS & ALLIED PRODUCTS - 7.55%
     9,850  AIR PRODUCTS & CHEMICALS INCORPORATED                                                                      462,063
     5,400  AMERICAN HOME PRODUCTS CORPORATION                                                                         331,344
     6,250  BRISTOL-MYERS SQUIBB COMPANY                                                                               318,750
     7,050  DOW CHEMICAL COMPANY                                                                                       238,149
     6,800  MERCK & COMPANY INCORPORATED                                                                               399,840
    10,900  PHARMACIA CORPORATION                                                                                      464,885
     9,550  ROHM & HAAS COMPANY                                                                                        330,717
     6,100  TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR                                                                 375,943

                                                                                                                     2,921,691
                                                                                                                --------------
COMMUNICATIONS - 5.84%
    26,700  AT&T WIRELESS SERVICES INCORPORATED+                                                                       383,678
     5,450  BELLSOUTH CORPORATION                                                                                      207,918
     8,650  CLEAR CHANNEL COMMUNICATIONS INCORPORATED+                                                                 440,372
    11,912  SBC COMMUNICATIONS INCORPORATED                                                                            466,593
    16,060  VERIZON COMMUNICATIONS INCORPORATED                                                                        762,208

                                                                                                                     2,260,769
                                                                                                                --------------
DEPOSITORY INSTITUTIONS - 13.48%
    14,600  BANK OF AMERICA CORPORATION                                                                                919,070
     5,450  BANK OF NEW YORK COMPANY INCORPORATED                                                                      222,360
    44,041  CITIGROUP INCORPORATED                                                                                   2,223,190
     3,875  FIFTH THIRD BANCORP                                                                                        238,623
     8,350  FIRST TENNESSEE NATIONAL CORPORATION                                                                       302,770
     6,500  FLEETBOSTON FINANCIAL CORPORATION                                                                          237,250
     4,250  GOLDEN WEST FINANCIAL CORPORATION                                                                          250,113
     8,700  J P MORGAN CHASE & COMPANY                                                                                 316,245
     2,950  PNC FINANCIAL SERVICES GROUP INCORPORATED                                                                  165,790
    16,350  US BANCORP                                                                                                 342,206

                                                                                                                     5,217,617
                                                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES - 6.29%
    19,150  DUKE ENERGY CORPORATION                                                                                    751,828
    15,273  EL PASO CORPORATION                                                                                        681,329
    24,707  MIRANT CORPORATION+                                                                                        395,806
    23,750  WILLIAMS COMPANIES INCORPORATED                                                                            606,100

                                                                                                                     2,435,063
                                                                                                                --------------

SHARES      SECURITY NAME                                                                                           VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.15%

     6,100  ANALOG DEVICES INCORPORATED+                                                                             $ 270,778
    15,450  CYPRESS SEMICONDUCTOR CORPORATION+                                                                         307,919
    10,800  GEMSTAR-TV GUIDE INTERNATIONAL INCORPORATED+                                                               299,160
    11,500  GENERAL ELECTRIC COMPANY                                                                                   460,920
    13,150  MOLEX INCORPORATED CLASS A+                                                                                355,708
    12,150  NOKIA CORPORATION ADR                                                                                      298,040

                                                                                                                     1,992,525
                                                                                                                --------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.69%
     4,050  JACOBS ENGINEERING GROUP INCORPORATED+                                                                     267,300
                                                                                                                --------------
FOOD & KINDRED PRODUCTS - 2.03%
    11,900  ANHEUSER BUSCH COMPANIES INCORPORATED                                                                      537,999
     5,100  PEPSICO INCORPORATED                                                                                       248,319

                                                                                                                       786,318
                                                                                                                --------------
FOOD STORES - 1.45%
    26,900  KROGER COMPANY+                                                                                            561,403
                                                                                                                --------------
GENERAL MERCHANDISE STORES - 1.24%
    11,728  TARGET CORPORATION                                                                                         481,434
                                                                                                                --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.62%
     8,100  STARWOOD HOTELS & RESORTS OF WORLDWIDE INCORPORATED                                                        241,785
                                                                                                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.58%
     9,050  APPLIED MATERIALS INCORPORATED+                                                                            362,905
     8,450  IBM CORPORATION                                                                                          1,022,112

                                                                                                                     1,385,017
                                                                                                                --------------
INSURANCE AGENTS, BROKERS & SERVICE - 1.20%
     4,325  MARSH & MCLENNAN COMPANIES INCORPORATED                                                                    464,721
                                                                                                                --------------
INSURANCE CARRIERS - 4.17%
     6,618  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                  525,468
     2,950  CIGNA CORPORATION                                                                                          273,318
     6,750  HARTFORD FINANCIAL SERVICES GROUP                                                                          424,103
     8,900  ST PAUL COMPANIES INCORPORATED                                                                             391,333

                                                                                                                     1,614,222
                                                                                                                --------------
LOCAL & SUBURBAN TRANSIT & INTERURBAN HIGHWAY PASSENGER TRANSPORTATION - 1.51%
    12,150  CANADIAN NATIONAL RAILWAY COMPANY                                                                          586,602
                                                                                                                --------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.52%
     7,000  AGILENT TECHNOLOGIES INCORPORATED+                                                                         199,570
                                                                                                                --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.62%
    23,800  TYCO INTERNATIONAL LIMITED                                                                               1,401,820
                                                                                                                --------------

SHARES      SECURITY NAME                                                                                           VALUE
MISCELLANEOUS RETAIL - 0.93%
    17,450  TOYS R US INCORPORATED+                                                                              $     361,913
                                                                                                                --------------
NONDEPOSITORY CREDIT INSTITUTIONS - 5.63%
    12,200  FEDERAL HOME LOAN MORTGAGE CORPORATION                                                                     797,880
    15,000  HOUSEHOLD INTERNATIONAL INCORPORATED                                                                       869,100
     6,100  USA EDUCATION INCORPORATED                                                                                 512,522

                                                                                                                     2,179,502
                                                                                                                --------------
OIL & GAS EXTRACTION - 3.51%
     7,550  ANADARKO PETROLEUM CORPORATION                                                                             429,217
     5,665  APACHE CORPORATION                                                                                         282,570
    10,250  BJ SERVICES COMPANY+                                                                                       332,613
    12,650  ENSCO INTERNATIONAL INCORPORATED                                                                           314,353

                                                                                                                     1,358,753
                                                                                                                --------------
PAPER & ALLIED PRODUCTS - 0.91%
     5,900  KIMBERLY-CLARK CORPORATION                                                                                 352,820
                                                                                                                --------------
PETROLEUM REFINING & RELATED INDUSTRIES - 4.80%
     8,000  CHEVRONTEXACO CORPORATION                                                                                  716,880
    29,004  EXXON MOBIL CORPORATION                                                                                  1,139,857

                                                                                                                     1,856,737
                                                                                                                --------------
PRIMARY METAL INDUSTRIES - 1.27%
    13,850  ALCOA INCORPORATED                                                                                         492,368
                                                                                                                --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.53%
    13,400  VIACOM INCORPORATED CLASS A+                                                                               592,950
                                                                                                                --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.69%
    10,800  LEHMAN BROTHERS HOLDING INCORPORATED                                                                       721,440
    12,650  MORGAN STANLEY DEAN WITTER & COMPANY                                                                       707,640

                                                                                                                     1,429,080
                                                                                                                --------------
TOBACCO PRODUCTS - 2.44%
    20,600  PHILIP MORRIS COMPANIES INCORPORATED                                                                       944,510
                                                                                                                --------------
TRANSPORTATION EQUIPMENT - 1.64%
     4,600  GENERAL DYNAMICS CORPORATION                                                                               366,344
     1,950  SPX CORPORATION+                                                                                           266,955

                                                                                                                       633,299
                                                                                                                --------------
WHOLESALE TRADE-DURABLE GOODS - 0.41%
     2,700  JOHNSON & JOHNSON                                                                                          159,570
                                                                                                                --------------
TOTAL COMMON STOCK (COST $34,766,933)                                                                               34,842,679
                                                                                                                --------------

PRINCIPAL   SECURITY NAME                                                          INTEREST RATE  MATURITY DATE      VALUE
SHORT-TERM INVESTMENTS - 8.97%

REPURCHASE AGREEMENTS - 8.97%

$1,574,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US
            GOVERNMENT SECURITIES                                                        1.69%      01/02/02      $  1,574,000
 1,901,000  MORGAN STANLEY & COMPANY INCORPORATED - 102%
            COLLATERALIZED BY US GOVERNMENT SECURITIES                                   1.57       01/02/02         1,901,000

TOTAL SHORT-TERM INVESTMENTS (COST $3,475,000)                                                                       3,475,000
                                                                                                                --------------

TOTAL INVESTMENTS IN SECURITIES

(COST $38,241,933)*                             98.96%                                                             $38,317,679
OTHER ASSETS AND LIABILITIES, NET                1.04                                                                  402,969
                                               -------                                                             -----------
TOTAL NET ASSETS                               100.00%                                                             $38,720,648
                                               =======                                                             ===========

+  NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $38,691,295 AND NET UNREALIZED
DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                  $ 1,957,711
   GROSS UNREALIZED DEPRECIATION                                   (2,331,327)
                                                                  ------------
   NET UNREALIZED DEPRECIATION                                    $  (373,616)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST GROWTH FUND

SHARES      SECURITY NAME                                                                                           VALUE
COMMON STOCK - 92.79%

APPAREL & ACCESSORY STORES - 1.17%
    12,200  KOHL'S CORPORATION+                                                                                  $     859,368
                                                                                                                --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.76%
    27,900  LOWE'S COMPANIES INCORPORATED                                                                            1,294,839
                                                                                                                --------------
BUSINESS SERVICES - 10.15%
    36,672  AOL TIME WARNER INCORPORATED+                                                                            1,177,170
    15,400  BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                                               510,048
    42,992  CONCORD EFS INCORPORATED+                                                                                1,409,278
    18,900  ELECTRONIC DATA SYSTEMS CORPORATION                                                                      1,295,595
    43,423  MICROSOFT CORPORATION+                                                                                   2,877,642
    16,600  SUN MICROSYSTEMS INCORPORATED+                                                                             204,844

                                                                                                                     7,474,577
                                                                                                                --------------
CHEMICALS & ALLIED PRODUCTS - 12.76%
    16,651  ABBOTT LABORATORIES                                                                                        928,292
    12,200  AMERICAN HOME PRODUCTS CORPORATION                                                                         748,592
     6,200  AMGEN INCORPORATED+                                                                                        349,928
    11,700  BRISTOL-MYERS SQUIBB COMPANY                                                                               596,700
    23,500  COLGATE-PALMOLIVE COMPANY                                                                                1,357,125
     9,588  ELI LILLY & COMPANY                                                                                        753,042
    15,067  MERCK & COMPANY INCORPORATED                                                                               885,940
    58,987  PFIZER INCORPORATED                                                                                      2,350,632
    14,400  PHARMACIA CORPORATION                                                                                      614,160
    10,272  PROCTER & GAMBLE COMPANY                                                                                   812,823

                                                                                                                     9,397,234
                                                                                                                --------------
COMMUNICATIONS - 2.60%
    21,700  CHARTER COMMUNICATIONS INCORPORATED+                                                                       356,531
     5,600  COMCAST CORPORATION CLASS A+                                                                               201,600
    31,352  SBC COMMUNICATIONS INCORPORATED                                                                          1,228,058
     5,100  SPRINT CORPORATION (PCS GROUP)+                                                                            124,491

                                                                                                                     1,910,680
                                                                                                                --------------
DEPOSITORY INSTITUTIONS - 7.72%
    81,976  CITIGROUP INCORPORATED                                                                                   4,138,149
    12,900  FIFTH THIRD BANCORP                                                                                        794,382
     8,600  GOLDEN WEST FINANCIAL CORPORATION                                                                          506,110
     6,671  J P MORGAN CHASE & COMPANY                                                                                 242,491

                                                                                                                     5,681,132
                                                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES - 2.08%
    17,200  AES CORPORATION+                                                                                           281,220
    21,700  CALPINE CORPORATION+                                                                                       364,343

SHARES      SECURITY NAME                                                                                           VALUE
    11,977  EL PASO CORPORATION                                                                                  $     534,294
    13,690  WILLIAMS COMPANIES INCORPORATED                                                                            349,369

                                                                                                                     1,529,226
                                                                                                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.74%
    17,000  CELESTICA INCORPORATED+                                                                                    686,630
    18,700  CIENA CORPORATION+                                                                                         267,597
    30,500  FLEXTRONICS INTERNATIONAL LIMITED+                                                                         731,695
    45,300  GENERAL ELECTRIC COMPANY                                                                                 1,815,624
    28,752  INTEL CORPORATION                                                                                          904,250
    11,100  QUALCOMM INCORPORATED+                                                                                     560,550

                                                                                                                     4,966,346
                                                                                                                --------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 1.00%
    15,800  ACCENTURE LIMITED+                                                                                         425,336
    23,900  HALLIBURTON COMPANY                                                                                        313,090

                                                                                                                       738,426
                                                                                                                --------------
FOOD & KINDRED PRODUCTS - 3.04%
     9,060  COCA-COLA COMPANY                                                                                          427,179
    37,200  PEPSICO INCORPORATED                                                                                     1,811,268

                                                                                                                     2,238,447
                                                                                                                --------------
GENERAL MERCHANDISE STORES - 7.11%
    53,620  TARGET CORPORATION                                                                                       2,201,101
    52,752  WAL-MART STORES INCORPORATED                                                                             3,035,878

                                                                                                                     5,236,979
                                                                                                                --------------
HEALTH SERVICES - 1.20%
    23,000  HCA INCORPORATED                                                                                           886,420
                                                                                                                --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.63%
    13,700  BED BATH & BEYOND INCORPORATED+                                                                            464,430
                                                                                                                --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.83%
    12,100  APPLIED MATERIALS INCORPORATED+                                                                            485,210
    34,600  CISCO SYSTEMS INCORPORATED+                                                                                626,606
    41,896  EMC CORPORATION+                                                                                           563,082
     9,600  IBM CORPORATION                                                                                          1,161,216
    11,200  UNITED TECHNOLOGIES CORPORATION                                                                            723,856

                                                                                                                     3,559,970
                                                                                                                --------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.86%
     5,900  MARSH & MCLENNAN COMPANIES INCORPORATED                                                                    633,955
                                                                                                                --------------

SHARES      SECURITY NAME                                                                                           VALUE
INSURANCE CARRIERS - 3.93%
    14,500  ALLSTATE CORPORATION                                                                                 $     488,650
    30,246  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                2,401,532

                                                                                                                     2,890,182
                                                                                                                --------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.41%
    32,434  BAXTER INTERNATIONAL INCORPORATED                                                                        1,739,435
     1,190  ZIMMER HOLDINGS INCORPORATED+                                                                               36,343

                                                                                                                     1,775,778
                                                                                                                --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 4.02%
    50,200  TYCO INTERNATIONAL LIMITED                                                                               2,956,780
                                                                                                                --------------
NONDEPOSITORY CREDIT INSTITUTIONS - 4.12%
    31,669  FEDERAL NATIONAL MORTGAGE ASSOCIATION                                                                    2,517,686
    14,600  MBNA CORPORATION                                                                                           513,920

                                                                                                                     3,031,606
                                                                                                                --------------
OIL & GAS EXTRACTION - 2.36%
    25,600  DIAMOND OFFSHORE DRILLING INCORPORATED                                                                     778,240
       100  ENRON CORPORATION (a)                                                                                           60
     7,100  SCHLUMBERGER LIMITED                                                                                       390,145
    16,861  TRANSOCEAN SEDCO FOREX INCORPORATED                                                                        570,239

                                                                                                                     1,738,684
                                                                                                                --------------
PETROLEUM REFINING & RELATED INDUSTRIES - 7.34%
    13,145  CHEVRONTEXACO CORPORATION                                                                                1,177,923
    18,002  CONOCO INCORPORATED                                                                                        509,457
    71,618  EXXON MOBIL CORPORATION                                                                                  2,814,587
    18,408  ROYAL DUTCH PETROLEUM COMPANY ADR                                                                          902,360

                                                                                                                     5,404,327
                                                                                                                --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.48%
     8,037  VIACOM INCORPORATED CLASS B+                                                                               354,834
                                                                                                                --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.85%
    11,204  MORGAN STANLEY DEAN WITTER & COMPANY                                                                       626,752
                                                                                                                --------------
TOBACCO PRODUCTS - 1.30%
    20,800  PHILIP MORRIS COMPANIES INCORPORATED                                                                       953,680
                                                                                                                --------------
WHOLESALE TRADE-DURABLE GOODS - 1.20%
    14,946  JOHNSON & JOHNSON                                                                                          883,309
                                                                                                                --------------
WHOLESALE TRADE-NONDURABLE GOODS - 1.13%
    12,900  CARDINAL HEALTH INCORPORATED                                                                               834,114
                                                                                                                --------------
TOTAL COMMON STOCK (COST $69,153,851)                                                                               68,322,075
                                                                                                                --------------

PRINCIPAL   SECURITY NAME                                                          INTEREST RATE  MATURITY DATE   VALUE
SHORT-TERM INVESTMENTS - 7.17%

REPURCHASE AGREEMENTS - 7.17%

$2,316,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT
            SECURITIES                                                                   1.69%       01/02/02     $  2,316,000
 2,966,000  MORGAN STANLEY & COMPANY INCORPORATED - 102% COLLATERALIZED BY US
            GOVERNMENT SECURITIES                                                        1.57        01/02/02        2,966,000

TOTAL SHORT-TERM INVESTMENTS (COST $5,282,000)                                                                       5,282,000
                                                                                                                --------------

TOTAL INVESTMENTS IN SECURITIES
(COST $74,435,851)*                             99.96%                                                             $73,604,075
OTHER ASSETS AND LIABILITIES, NET                0.04                                                                   26,841
                                               -------                                                          --------------
 TOTAL NET ASSETS                              100.00%                                                             $73,630,916
                                               =======                                                          ==============

(a) THIS SECURITY FILED CHAPTER 11 BANKRUPTCY EFFECTIVE 12/02/01.
+   NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $74,477,481 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                               $    9,302,723
   GROSS UNREALIZED DEPRECIATION                                  (10,176,129)
                                                               ---------------
   NET UNREALIZED DEPRECIATION                                 $     (873,406)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST INTERNATIONAL EQUITY FUND

SHARES      SECURITY NAME                                                                                           VALUE

COMMON STOCK - 96.25%

AUSTRALIA - 6.15%
     7,250  BHP BILLITON LIMITED ADR (OIL & GAS EXTRACTION)                                                       $     77,648
    32,200  FOSTER'S BREWING GROUP LIMITED ADR (FOOD & KINDRED PRODUCTS)                                                80,107
     4,600  NEWS CORPORATION LIMITED ADR (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                    146,326

                                                                                                                       304,081
                                                                                                                    ----------
BRAZIL - 0.66%
     1,800  ARACRUZ CELULOSE SA ADR (PAPER & ALLIED PRODUCTS)                                                           32,724
                                                                                                                    ----------

CANADA - 1.05%
     1,600  LOBLAW COMPANIES LIMITED (FOOD STORES)                                                                      52,122
                                                                                                                    ----------
FRANCE - 9.30%
     2,620  GROUPE DANONE ADR (FOOD & KINDRED PRODUCTS)                                                                 62,749
       650  SANOFI-SYNTHELABO SA (CHEMICALS & ALLIED PRODUCTS)                                                          48,499
     4,150  SUEZ LYONNAISE DES EAUX (CHEMICALS & ALLIED PRODUCTS)                                                      125,632
     2,000  TOTAL FINA ELF ADR (OIL & GAS EXTRACTION)                                                                  140,480
     1,540  VIVENDI UNIVERSAL SA ADR (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                           82,837

                                                                                                                       460,197
                                                                                                                    ----------
GERMANY - 5.71%
       371  ALLIANZ AG (INSURANCE CARRIERS)                                                                             87,703
       600  DEUTSCHE BANK AG (FOREIGN DEPOSITORY INSTITUTIONS)                                                          42,364
     1,520  E ON AG ADR (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        78,295
     1,130  SIEMENS AG ADR (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     73,992

                                                                                                                       282,354
                                                                                                                    ----------
HONG KONG - 4.31%
    11,700  CHEUNG KONG HOLDINGS ADR (REAL ESTATE)                                                                     121,534
     3,700  CHINA MOBILE LIMITED ADR (COMMUNICATIONS)+                                                                  64,676
    12,191  CITIC PACIFIC LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              27,125

                                                                                                                       213,335
                                                                                                                    ----------
HUNGARY - 0.48%
     1,400  MAGYAR TAVKOZLESI RT ADR (COMMUNICATIONS)                                                                   23,786
                                                                                                                    ----------
IRELAND - 2.07%
     3,200  RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                                          102,560
                                                                                                                    ----------
ITALY - 2.20%
       740  ENI SPA ADR (OIL & GAS EXTRACTION)                                                                          45,850
     2,880  SAN PAOLO IMI SPA ADR (FOREIGN DEPOSITORY INSTITUTIONS)                                                     63,043

                                                                                                                       108,893
                                                                                                                    ----------
JAPAN - 14.86%
       120  AIFUL CORPORATION (FOREIGN DEPOSITORY INSTITUTIONS)                                                          7,764
     2,500  CANON INCORPORATED ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)                                                                                  87,650
     2,500  FUJI PHOTO FILM ADR (MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
            MEDICAL & OPTICAL GOODS)                                                                                    89,850

SHARES      SECURITY NAME                                                                                           VALUE
     1,740  KONAMI CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
            COMPUTER EQUIPMENT)                                                                                   $     51,645
    16,410  MITSUBISHI HEAVY INDUSTRIES LIMITED (CAPITAL EQUIPMENT)                                                     43,823
       800  NIKKO CORDIAL CORPORATION ADR (COAL MINING)                                                                 35,709
       865  NINTENDO COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          151,471
     4,735  NIPPON SHEET GLASS COMPANY (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
            OPERATIVE BUILDERS)                                                                                         14,957
         2  NTT DOCOMO INCORPORATED (SERVICES)                                                                          23,501
       380  SECOM LIMITED ADR (MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
            MEDICAL & OPTICAL GOODS)                                                                                    38,157
     1,740  SEVEN ELEVEN JAPAN COMPANY LIMITED ADR (MISCELLANEOUS RETAIL)                                               63,461
     1,400  TOYOTA MOTOR CORPORATION ADR (TRANSPORTATION EQUIPMENT)                                                     71,344
     4,910  USHIO INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)                                                                                  55,484

                                                                                                                       734,816
                                                                                                                    ----------
MEXICO - 4.74%
     1,500  AMERICA MOVIL SA DE CV L SHARES ADR (COMMUNICATIONS)                                                        29,220
       870  GRUPO TELEVISA SA DE CV SPONSORED ADR (COMMUNICATIONS)+                                                     37,567
     1,900  TELEFONOS DE MEXICO SA ADR (COMMUNICATIONS)                                                                 66,538
     3,700  WAL-MART DE MEXICO SA ADR (GENERAL MERCHANDISE STORES)                                                     100,889

                                                                                                                       234,214
                                                                                                                    ----------
NETHERLANDS - 6.21%
       330  AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                                 14,735
     3,700  KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV ADR (ELECTRONIC & OTHER ELECTRICAL
            EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                         107,707
     2,950  KONINKLIJKE AHOLD NV ADR (FOOD STORES)                                                                      86,701
     2,000  ROYAL DUTCH PETROLEUM COMPANY ADR (PETROLEUM REFINING & RELATED INDUSTRIES)                                 98,040

                                                                                                                       307,183
                                                                                                                    ----------
SINGAPORE - 1.15%
     1,900  DBS GROUP HOLDINGS ADR (NONDEPOSITORY CREDIT INSTITUTIONS)                                                  56,799
                                                                                                                    ----------
REPUBLIC OF KOREA - 0.74%
     1,800  KOREA TELECOM CORPORATION ADR (COMMUNICATIONS)                                                              36,594
                                                                                                                    ----------
SPAIN - 2.83%
    10,600  BANCO SANTANDER CENTRAL HISPANO SA ADR (FOREIGN DEPOSITORY INSTITUTIONS)                                    87,980
     1,300  TELEFONICA SA ADR (COMMUNICATIONS)+                                                                         52,104

                                                                                                                       140,084
                                                                                                                    ----------
SWEDEN - 0.90%
     8,500  TELEFONAKTRIEBOLAGET LM ERICSSON ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
            COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                      44,370
                                                                                                                    ----------
SWITZERLAND - 9.45%
     4,400  ADECCO SA ADR (ENGINEERING ACCOUNTING RESEARCH MANAGEMENT & RELATED SERVICES)                               59,400
       368  JULIUS BAER HOLDINGS LIMITED ZURICH (HOLDING & OTHER INVESTMENT OFFICES)                                   124,123

SHARES      SECURITY NAME                                                                                           VALUE
     3,100  NESTLE SA ADR (FOOD & KINDRED PRODUCTS)                                                                $   165,241
     1,500  NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                               54,750
     1,600  STMICROELECTRONICS NV NY REGISTERED SHARES ADR (ELECTRONIC & OTHER ELECTRICAL
            EQUIPMENT & COMPONENTS EXCEPT COMPUTER EQUIPMENT)                                                           50,672
       132  SWISS REINSURANCE (FINANCIAL)                                                                               13,277

                                                                                                                       467,463
                                                                                                                    ----------
TAIWAN - 2.20%
     6,900  ASE TEST LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
            COMPUTER EQUIPMENT)+                                                                                        96,117
     5,880  RITEK CORPORATION GDR (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                             12,671

                                                                                                                       108,788
                                                                                                                    ----------
UNITED KINGDOM - 21.24%
     3,450  AMVESCAP PLC ADR (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                             100,119
     2,200  ARM HOLDINGS PLC ADR (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT)+                                                                                 34,298
    12,900  BAE SYSTEMS PLC (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                    58,108
     1,900  BARCLAYS PLC (FINANCE)                                                                                      62,910
    12,800  BOOTS COMPANY PLC (RETAIL)                                                                                 108,888
     1,400  BP PLC ADR (PETROLEUM REFINING & RELATED INDUSTRIES)                                                        65,114
       255  BRITISH TELECOMMUNICATIONS PLC ADR (COMMUNICATIONS)+                                                         9,371
     3,186  CAPITA GROUP PLC (HEALTH SERVICES)                                                                          22,733
     6,200  COMPASS GROUP PLC (EATING & DRINKING PLACES)                                                                46,471
     1,600  DIAGEO PLC ADR (FOOD & KINDRED PRODUCTS)                                                                    74,032
     1,900  GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                                       94,658
       980  HSBC HOLDINGS PLC ADR (DEPOSITORY INSTITUTIONS)                                                             58,516
     4,950  LLOYDS TSB GROUP PLC (FOREIGN DEPOSITORY INSTITUTIONS)                                                      53,744
       255  MMO2 PLC ADR (COMMUNICATIONS)+                                                                               3,213
     1,400  NDS GROUP PLC ADR (COMMUNICATIONS)+                                                                         28,070
     3,700  ROYAL BANK OF SCOTLAND GROUP (FOREIGN DEPOSITORY INSTITUTIONS)                                              90,037
     2,400  SHIRE PHARMACEUTICALS GROUP (HEALTHCARE)+                                                                   30,039
       950  SHIRE PHARMACEUTICALS GROUP PLC ADR (CHEMICALS & ALLIED PRODUCTS)+                                          34,769
     2,950  VODAFONE GROUP PLC ADR (COMMUNICATIONS)                                                                     75,755

                                                                                                                     1,050,845
                                                                                                                    ----------
TOTAL COMMON STOCK (COST $5,044,228)                                                                                 4,761,208
                                                                                                                    ----------

PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
CORPORATE BONDS & NOTES - 0.06%

CANADA - 0.06%
$    3,000  NORTEL NETWORKS CORPORATION (ELECTRONIC & OTHER ELECTRICAL
            EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT) (COST $3,000)+(x)          4.25%        09/01/08     $    2,906
                                                                                                                    ----------

PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
SHORT-TERM INVESTMENTS - 9.68%

REPURCHASE AGREEMENTS - 9.68%

UNITED STATES OF AMERICA - 9.68%

$  478,650  UBS WARBURG LLC - 102% COLLATERALIZED BY US GOVERNMENT
            SECURITIES (COST $478,650)                                                    1.82%        01/02/02     $  478,650
                                                                                                                    ===========

TOTAL INVESTMENTS IN SECURITIES

(COST $5,525,878)*                             105.99%                                                              $5,242,764
OTHER ASSETS AND LIABILITIES, NET               (5.99)                                                                (296,391)
                                               -------                                                              -----------
TOTAL NET ASSETS                               100.00%                                                              $4,946,373
                                               =======                                                              ===========

(x) SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER
    RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES
    ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID
    BY THE ADVISOR BASED ON PROCEDURES APPROVED BY THE BOARD OF DIRECTORS.

+   NON-INCOME EARNING SECURITIES.

*   COST FOR FEDERAL INCOME TAX PURPOSES IS $5,596,551 AND NET UNREALIZED
    DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                    $ 214,648
   GROSS UNREALIZED DEPRECIATION                                     (568,435)
                                                                    ----------
   NET UNREALIZED DEPRECIATION                                      $(353,787)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST LARGE COMPANY GROWTH FUND

SHARES      SECURITY NAME                                                                                           VALUE
COMMON STOCK - 98.66%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 7.60%
    18,200  FASTENAL COMPANY                                                                                    $    1,209,026
   132,600  HOME DEPOT INCORPORATED                                                                                  6,763,927

                                                                                                                     7,972,953
                                                                                                                  ------------
BUSINESS SERVICES - 30.65%
    77,700  AOL TIME WARNER INCORPORATED+                                                                            2,494,170
    33,800  AUTOMATIC DATA PROCESSING INCORPORATED                                                                   1,990,820
    87,400  CONCORD EFS INCORPORATED+                                                                                2,864,972
    47,600  DST SYSTEMS INCORPORATED+                                                                                2,372,860
    67,200  FIRST DATA CORPORATION                                                                                   5,271,840
    86,400  FISERV INCORPORATED+                                                                                     3,656,448
   151,600  IMS HEALTH INCORPORATED                                                                                  2,957,716
   106,100  MICROSOFT CORPORATION+                                                                                   7,031,248
    64,800  SUNGUARD DATA SYSTEMS INCORPORATED+                                                                      1,874,664
    36,400  VERITAS SOFTWARE CORPORATION+                                                                            1,631,448

                                                                                                                    32,146,186
                                                                                                                  ------------
CHEMICALS & ALLIED PRODUCTS - 6.58%
    27,200  AMGEN INCORPORATED+                                                                                      1,535,168
   135,050  PFIZER INCORPORATED                                                                                      5,381,743

                                                                                                                     6,916,911
                                                                                                                  ------------
DEPOSITORY INSTITUTIONS - 1.94%
    38,900  STATE STREET CORPORATION                                                                                 2,032,525
                                                                                                                  ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.61%
   188,800  INTEL CORPORATION                                                                                        5,937,760
   168,800  NOKIA CORPORATION ADR                                                                                    4,140,664

                                                                                                                    10,078,424
                                                                                                                  ------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 3.86%
   115,450  PAYCHEX INCORPORATED                                                                                     4,045,368
                                                                                                                    ----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.49%
   185,300  CISCO SYSTEMS INCORPORATED+                                                                              3,355,783
    87,200  EMC CORPORATION+                                                                                         1,171,968
   109,150  SOLECTRON CORPORATION+                                                                                   1,231,212

                                                                                                                     5,758,963
                                                                                                                  ------------
INSURANCE CARRIERS - 5.06%
    66,875  AMERICAN INTERNATIONAL GROUP INCORPORATED                                                                5,309,874
                                                                                                                  ------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.87%
   120,175  MEDTRONIC INCORPORATED                                                                                   6,154,162
                                                                                                                  ------------
MISCELLANEOUS RETAIL - 5.11%
   120,800  COSTCO WHOLESALE CORPORATION+                                                                            5,361,104
                                                                                                                  ------------

SHARES      SECURITY NAME                                                                                           VALUE
PERSONAL SERVICES - 3.24%
    70,200  CINTAS CORPORATION                                                                                   $   3,396,978
                                                                                                                  ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 11.31%
   283,050  CHARLES SCHWAB CORPORATION                                                                               4,378,784
    61,075  GOLDMAN SACHS GROUP INCORPORATED                                                                         5,664,706
    21,000  MORGAN STANLEY DEAN WITTER & COMPANY                                                                     1,174,740
    18,500  T ROWE PRICE GROUP INCORPORATED                                                                            642,505

                                                                                                                    11,860,735
                                                                                                                  ------------
WHOLESALE TRADE-NONDURABLE GOODS - 2.34%
    37,900  CARDINAL HEALTH INCORPORATED                                                                             2,450,614
                                                                                                                  ------------
TOTAL COMMON STOCK (COST $113,854,965)                                                                             103,484,797
                                                                                                                  ------------




PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 1.42%

REPURCHASE AGREEMENTS - 1.42%

$1,489,425  UBS WARBURG LLC - 102% COLLATERALIZED BY US GOVERNMENT
            SECURITIES (COST $1,489,425)                                                  1.82%       01/02/02    $  1,489,425
                                                                                                                  -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $115,344,390)*                           100.08%                                                            $104,974,222
OTHER ASSETS AND LIABILITIES, NET               (0.08)                                                                 (85,826)
                                               -------                                                            -------------
TOTAL NET ASSETS                               100.00%                                                            $104,888,396
                                               =======                                                            ============

+ NON-INCOME EARNING SECURITIES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $115,655,829 AND NET UNREALIZED
  DEPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                 $ 12,892,827
   GROSS UNREALIZED DEPRECIATION                                  (23,574,434)
                                                                 -------------
   NET UNREALIZED DEPRECIATION                                   $(10,681,607)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST MONEY MARKET FUND

PRINCIPAL   SECURITY NAME                                                                     INTEREST  MATURITY     VALUE
                                                                                                RATE      DATE
BANK NOTES - 1.90%

$2,000,000  LASALLE NATIONAL BANK (COST $1,999,992)                                              5.23%  01/09/02  $  1,999,992
                                                                                                                  ------------

CERTIFICATES OF DEPOSIT - 13.95%
 1,500,000  AMERICAN EXPRESS CENTURION BANK+                                                     2.11   10/07/02     1,500,000
 4,000,000  BANK AUSTRIA                                                                         1.82   03/14/02     4,000,078
   700,000  DEXIA BANK NY                                                                        5.37   01/18/02       699,999
 4,000,000  GREENWICH FUNDING CORPORATION                                                        2.55   01/11/02     3,997,450
 3,000,000  SOUTHTRUST BANK NORTH AMERICA                                                        4.00   08/19/02     3,000,000
 1,500,000  SWEDBANK                                                                             2.51   11/25/02     1,499,735

TOTAL CERTIFICATES OF DEPOSIT (COST $14,697,262)                                                                    14,697,262
                                                                                                                  ------------
COMMERCIAL PAPER - 50.51%
 3,000,000  AMSTEL FUNDING CORPORATION                                                           2.08^  02/05/02     2,994,135
 4,000,000  AQUINAS FUNDING LLC                                                                  2.13^  02/27/02     3,986,809
 3,000,000  CC (USA) LLC                                                                         2.45^  01/07/02     2,998,988
 4,000,000  DORADA FINANCE INCORPORATED                                                          2.37^  01/22/02     3,994,778
 4,000,000  HOLDENBY CAPITAL COMPANY                                                             2.38^  01/17/02     3,996,050
 4,000,000  INTREPID FUNDING                                                                     1.89^  02/28/02     3,988,094
 3,888,000  IVORY FUNDING CORPORATION                                                            3.44^  02/26/02     3,867,923
 3,000,000  JUPITER SECURITIES                                                                   1.94^  06/18/02     2,973,280
 3,500,000  MOAT FUNDING LLC                                                                     3.42^  02/07/02     3,488,205
 4,000,000  PARADIGM FUNDING LLC                                                                 2.36^  01/17/02     3,996,100
 4,000,000  PERRY III FUNDING CORPORATION                                                        2.09^  02/05/02     3,992,142
 2,000,000  PROCTER & GAMBLE COMPANY                                                             1.89^  03/14/02     1,992,585
 4,000,000  SIGMA FINANCE INCORPORATED                                                           2.28^  04/22/02     3,972,500
 3,000,000  STELLAR FUNDING                                                                      2.58^  03/04/02     2,987,038
 4,000,000  ZCM MATCHED FUNDING CORPORATION                                                      2.04^  02/27/02     3,987,369

TOTAL COMMERCIAL PAPER (COST $53,215,996)                                                                           53,215,996
                                                                                                                   -----------
CORPORATE BONDS & NOTES - 8.92%
 2,000,000  BAYER CORPORATION                                                                    4.75   03/19/02     1,999,880
 2,000,000  BEAR STEARNS COMPANIES INCORPORATED+                                                 2.23   06/27/02     2,002,390
 1,500,000  BEAR STEARNS COMPANIES INCORPORATED SERIES B+                                        2.01   03/28/02     1,500,000
 1,000,000  GENERAL ELECTRIC CAPITAL CORPORATION+                                                1.87   09/19/02     1,000,000
 1,900,000  MERRILL LYNCH & COMPANY INCORPORATED                                                 5.27   02/08/02     1,899,990
 1,000,000  NORTHERN ROCK PLC+                                                                   1.94   02/12/02     1,000,000

TOTAL CORPORATE BONDS & NOTES (COST $9,402,260)                                                                      9,402,260
                                                                                                                   -----------
FLOATING RATE NOTES - AGENCY - 6.65%
 4,000,000  FNMA+                                                                                1.99   12/05/02     3,998,888
 3,000,000  HOUSEHOLD FINANCE CORPORATION+                                                       2.45   11/01/02     3,004,475

TOTAL FLOATING RATE NOTES - AGENCY (COST $7,003,363)                                                                 7,003,363
                                                                                                                   -----------
REPURCHASE AGREEMENTS - 17.74%
 4,000,000  BANC OF AMERICA SECURITIES - 102% COLLATERALIZED BY US GOVERNMENT SECURITIES         1.84   01/02/02     4,000,000
 2,000,000  BANC OF AMERICA SECURITIES - 102% COLLATERALIZED BY US GOVERNMENT SECURITIES         1.89   01/02/02     2,000,000

PRINCIPAL   SECURITY NAME                                                                     INTEREST  MATURITY     VALUE
                                                                                                RATE      DATE
$5,000,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT SECURITIES            1.80%  01/02/02  $  5,000,000
 3,690,000  GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT SECURITIES            1.88   01/02/02     3,690,000
 4,000,000  J P MORGAN SECURITIES - 102% COLLATERALIZED BY US GOVERNMENT SECURITIES              1.95   01/02/02     4,000,000

TOTAL REPURCHASE AGREEMENTS (COST $18,690,000)                                                                      18,690,000
                                                                                                                  ============
TOTAL INVESTMENTS IN SECURITIES
(COST $105,008,873)*                            99.67%                                                            $105,008,873
OTHER ASSETS AND LIABILITIES, NET                0.33                                                                  350,935
                                               -------                                                            ------------
TOTAL NET ASSETS                               100.00%                                                            $105,359,808
                                               =======                                                            ============

+ VARIABLE RATE SECURITIES.
^ YIELD TO MATURITY.
* COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST SMALL CAP GROWTH FUND

SHARES      SECURITY NAME                                                                                           VALUE
COMMON STOCK - 97.75%

AMUSEMENT & RECREATION SERVICES - 0.76%
    14,416  PENN NATIONAL GAMING INCORPORATED+                                                                   $     437,381
                                                                                                                   -----------
APPAREL & ACCESSORY STORES - 3.46%
    16,475  AMERICAN EAGLE OUTFITTERS INCORPORATED+                                                                    431,151
    19,760  ROSS STORES INCORPORATED                                                                                   633,900
    17,025  TOO INCORPORATED+                                                                                          468,188
    18,900  WET SEAL INCORPORATED+                                                                                     445,095

                                                                                                                     1,978,334
                                                                                                                   -----------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.53%
    13,650  RYDER SYSTEM INCORPORATED                                                                                  302,348
                                                                                                                   -----------
BUSINESS SERVICES - 16.66%
    17,845  ACTIVISION INCORPORATED+                                                                                   464,148
    18,650  ACXIOM CORPORATION+                                                                                        325,816
    11,456  ADMINISTAFF INCORPORATED+                                                                                  314,009
    84,735  AGILE SOFTWARE CORPORATION+                                                                              1,459,136
    31,440  CLICK COMMERCE INCORPORATED+                                                                                99,350
    35,327  EFUNDS CORPORATION+                                                                                        485,746
     2,150  INTERWOVEN INCORPORATED+                                                                                    20,941
    20,545  MANUGISTICS GROUP INCORPORATED+                                                                            433,089
    38,406  MATRIXONE INCORPORATED+                                                                                    498,894
    16,950  MERCURY INTERACTIVE CORPORATION+                                                                           575,961
    28,525  MICROMUSE INCORPORATED+                                                                                    427,875
    25,675  MIDWAY GAMES INCORPORATED+                                                                                 385,382
    54,188  NETIQ CORPORATION+                                                                                       1,910,668
    40,450  PEREGRINE SYSTEMS INCORPORATED+                                                                            599,874
    13,464  PROBUSINESS SERVICES INCORPORATED+                                                                         253,123
     1,745  ST ASSEMBLY TEST SERVICES LIMITED ADR+                                                                      20,243
    19,175  RENT-A-CENTER INCORPORATED+                                                                                643,705
   114,683  VIGNETTE CORPORATION+                                                                                      615,848

                                                                                                                     9,533,808
                                                                                                                   -----------
CHEMICALS & ALLIED PRODUCTS - 14.62%
    13,975  ALKERMES INCORPORATED+                                                                                     368,381
    11,775  AVIRON+                                                                                                    585,571
    27,200  BIOMARIN PHARMACEUTICAL INCORPORATED+                                                                      365,568
     8,550  CAMBREX CORPORATION                                                                                        372,780
    25,875  CELL THERAPEUTICS INCORPORATED+                                                                            624,622
     9,275  CUBIST PHARMACEUTICALS INCORPORATED+                                                                       333,529
    39,351  FIRST HORIZON PHARMACEUTICAL CORPORATION+                                                                1,156,525
     5,044  GALEN HOLDINGS PLC ADR                                                                                     207,813
    11,650  INTERMUNE INCORPORATED+                                                                                    573,879
     7,875  NEUROCRINE BIOSCIENCES INCORPORATED+                                                                       404,066
    38,625  NOVAX INCORPORATED+                                                                                        544,613
    22,279  NOVEN PHARMACEUTICALS INCORPORATED+                                                                        395,452
    17,675  NPS PHARMACEUTICALS INCORPORATED+                                                                          676,953

SHARES      SECURITY NAME                                                                                           VALUE
    13,000  OLIN CORPORATION                                                                                      $    209,820
    22,310  PENWEST PHARMACEUTICALS COMPANY+                                                                           447,316
    14,600  PHARMACEUTICALS RESOURCES INCORPORATED+                                                                    493,480
    17,550  TANOX INCORPORATED+                                                                                        324,719
     6,950  TARO PHARMACEUTICAL INDUSTRIES LIMITED+                                                                    277,653

                                                                                                                     8,362,740
                                                                                                                   -----------
COMMUNICATIONS - 5.24%
     9,850  AIRGATE PCS INCORPORATED+                                                                                  448,668
    47,400  AMERICAN TOWER CORPORATION+                                                                                448,878
    21,313  CUMULUS MEDIA INCORPORATED+                                                                                344,844
     7,325  ENTERCOM COMMUNICATIONS CORPORATION+                                                                       366,250
    36,545  ENTRAVISION COMMUNICATIONS CORPORATION+                                                                    436,713
    59,096  SPANISH BROADCASTING SYSTEM INCORPORATED+                                                                  584,459
    20,425  YOUNG BROADCASTING CORPORATION+                                                                            366,629

                                                                                                                     2,996,441
                                                                                                                   -----------
DEPOSITORY INSTITUTIONS - 1.96%
    39,800  BANKATLANTIC BANCORP INCORPORATED CLASS A                                                                  365,364
    24,425  BANKUNITED FINANCIAL CORPORATION+                                                                          362,711
    13,725  GREATER BAY BANCORP                                                                                        392,261

                                                                                                                     1,120,336
                                                                                                                   -----------
EDUCATIONAL SERVICES - 2.56%
    10,655  CORINTHIAN COLLEGES INCORPORATED+                                                                          435,683
    10,690  EDUCATION MANAGEMENT CORPORATION+                                                                          387,513
    29,125  SYLVAN LEARNING SYSTEMS INCORPORATED+                                                                      642,789

                                                                                                                     1,465,985
                                                                                                                   -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 12.79%
    22,010  AEROFLEX INCORPORATED+                                                                                     416,649
     9,525  ALPHA INDUSTRIES INCORPORATED+                                                                             207,645
    13,450  ANADIGICS INCORPORATED+                                                                                    205,113
    32,440  CENTILLIUM COMMUNICATIONS INCORPORATED+                                                                    254,978
    11,415  CYMER INCORPORATED+                                                                                        305,123
    28,175  DDI CORPORATION+                                                                                           277,242
    50,385  EXAR CORPORATION+                                                                                        1,050,527
    29,125  FINISAR CORPORATION+                                                                                       296,201
    79,035  GLOBESPAN VIRATA INCORPORATED+                                                                           1,023,496
    20,275  INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                                 539,112
    21,789  MICROTUNE INCORPORATED+                                                                                    511,170
    33,150  OPENWAVE SYSTEMS INCORPORATED+                                                                             324,539
    60,300  POWERWAVE TECHNOLOGIES INCORPORATED+                                                                     1,041,984
    29,499  PROXIM INCORPORATED+                                                                                       292,630
    22,600  RECOTON CORPORATION+                                                                                       307,360
     7,700  VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                    266,343

                                                                                                                     7,320,112
                                                                                                                   -----------

SHARES      SECURITY NAME                                                                                           VALUE
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 1.45%
    13,495  ICON PLC ADR+                                                                                        $     402,286
         1  TETRA TECH INCORPORATED+                                                                                        15
    10,025  TRANSKARYOTIC THERAPIES INCORPORATED+                                                                      429,070

                                                                                                                       831,371
                                                                                                                   -----------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.95%
    20,875  SILGAN HOLDINGS INCORPORATED+                                                                              546,090
                                                                                                                   -----------
FURNITURE & FIXTURES - 0.57%
    10,111  FURNITURE BRANDS INTERNATIONAL INCORPORATED+                                                               323,754
                                                                                                                   -----------
GENERAL MERCHANDISE STORES - 1.05%
    15,750  99 CENTS ONLY STORES+                                                                                      600,075
                                                                                                                   -----------
HEALTH SERVICES - 5.22%
     7,225  AMERIPATH INCORPORATED+                                                                                    231,272
    40,435  COVANCE INCORPORATED+                                                                                      917,875
    20,948  DYNACARE INCORPORATED+                                                                                     353,812
     7,260  IMPATH INCORPORATED+                                                                                       323,143
    11,900  PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                      403,648
    11,335  PROVINCE HEALTHCARE COMPANY+                                                                               349,798
    19,282  UNITED SURGICAL PARTNERS INTERNATIONAL COMPANY+                                                            407,814

                                                                                                                     2,987,362
                                                                                                                   -----------
HOLDING & OTHER INVESTMENT OFFICES - 1.17%
     9,515  AFFILIATED MANAGERS GROUP INCORPORATED+                                                                    670,617
                                                                                                                   -----------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.65%
    18,400  COST PLUS INCORPORATED+                                                                                    487,600
    11,400  ELECTRONICS BOUTIQUE HOLDINGS CORPORATION+                                                                 455,316

                                                                                                                       942,916
                                                                                                                   -----------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.53%
    81,506  ADVANCED DIGITAL INFORMATION CORPORATION+                                                                1,307,372
     4,050  BROOKS AUTOMATION INCORPORATED+                                                                            164,714
     6,650  COOPER CAMERON CORPORATION+                                                                                268,394
    24,060  DRIL-QUIP INCORPORATED+                                                                                    579,846
    18,090  EMULEX CORPORATION+                                                                                        714,735
    35,400  GRANT PRIDECO INCORPORATED+                                                                                407,100
    16,525  KULICKE & SOFFA INDUSTRIES INCORPORATED+                                                                   283,404
       425  NETSCREEN TECHNOLOGIES INCORPORATED+                                                                         9,405

                                                                                                                     3,734,970
                                                                                                                   -----------
INSURANCE CARRIERS - 4.16%
    17,460  ADVANCEPCS+                                                                                                512,451
    29,711  IPC HOLDINGS LIMITED                                                                                       879,446
    27,594  MAX RE CAPITAL LIMITED                                                                                     432,122
    10,275  PARTNERRE LIMITED                                                                                          554,850

                                                                                                                     2,378,869
                                                                                                                   -----------

SHARES      SECURITY NAME                                                                                           VALUE
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.12%
    22,225  EXFO ELECTRO OPTICAL ENGINEERING INCORPORATED+                                                        $    264,033
    14,850  THERASENSE INCORPORATED+                                                                                   368,280
    35,595  TRIPATH IMAGING INCORPORATED+                                                                              268,030
    15,550  UROLOGIX INCORPORATED+                                                                                     311,778

                                                                                                                     1,212,121
                                                                                                                   -----------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.65%
    11,900  DIRECT FOCUS INCORPORATED+                                                                                 371,280
                                                                                                                   -----------
MISCELLANEOUS RETAIL - 2.33%
    19,050  BORDERS GROUP INCORPORATED+                                                                                377,952
    37,310  J JILL GROUP INCORPORATED+                                                                                 803,284
    13,950  WHITEHALL JEWELLERS INCORPORATED+                                                                          153,311

                                                                                                                     1,334,547
                                                                                                                   -----------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.79%
    15,767  ARKANSAS BEST CORPORATION+                                                                                 454,405
                                                                                                                   -----------
NONDEPOSITORY CREDIT INSTITUTIONS - 0.83%
    19,746  WFS FINANCIAL INCORPORATED+                                                                                474,101
                                                                                                                   -----------
OIL & GAS EXTRACTION - 2.60%
    20,445  KEY ENERGY SERVICES INCORPORATED+                                                                          188,094
    11,317  NEWFIELD EXPLORATION COMPANY+                                                                              401,867
    24,600  PATTERSON-UTI ENERGY INCORPORATED+                                                                         573,426
    11,970  TOM BROWN INCORPORATED+                                                                                    323,310

                                                                                                                     1,486,697
                                                                                                                   -----------
TRANSPORTATION BY AIR - 0.60%
    14,650  ATLANTIC COAST AIRLINES HOLDINGS+                                                                          341,199
                                                                                                                   -----------
WHOLESALE TRADE-DURABLE GOODS - 3.38%
    25,149  ACTRADE FINANCIAL TECH+                                                                                    740,638
    14,984  AVNET INCORPORATED                                                                                         381,642
    17,925  MCSI INCORPORATED+                                                                                         420,341
    21,250  OWENS & MINOR INCORPORATED                                                                                 393,125

                                                                                                                     1,935,746
                                                                                                                   -----------
WHOLESALE TRADE-NONDURABLE GOODS - 3.12%
     9,750  D & K HEALTHCARE RESOURCES INCORPORATED                                                                    555,263
   105,350  ENDO PHARMACEUTICAL HOLDINGS INCORPORATED+                                                               1,229,434

                                                                                                                     1,784,697
                                                                                                                   -----------
TOTAL COMMON STOCK (COST $51,090,955)                                                                               55,928,302
                                                                                                                   -----------

PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
SHORT-TERM INVESTMENTS - 4.64%

REPURCHASE AGREEMENTS - 4.64%

$2,656,752  UBS WARBURG LLC - 102% COLLATERALIZED BY US GOVERNMENT
            SECURITIES (COST $2,656,752)                                                  1.82%        01/02/02     $ 2,656,752
                                                                                                                    ===========

TOTAL INVESTMENTS IN SECURITIES

(COST $53,747,707)*                            102.39%                                                              $58,585,054
OTHER ASSETS AND LIABILITIES, NET               (2.39)                                                               (1,368,605)
                                               -------                                                              ------------
TOTAL NET ASSETS                               100.00%                                                              $57,216,449
                                               =======                                                              ===========


+  NON-INCOME EARNING SECURITIES.

*  COST FOR FEDERAL INCOME TAX PURPOSES IS $55,372,710 AND NET UNREALIZED
   APPRECIATION CONSISTS OF:

   GROSS UNREALIZED APPRECIATION                                  $ 5,751,165
   GROSS UNREALIZED DEPRECIATION                                   (2,538,821)
                                                                  ------------
   NET UNREALIZED APPRECIATION                                    $ 3,212,344

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

VARIABLE TRUST         STATEMENTS OF ASSETS AND LIABILITIES -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                             ASSET
                                                                                        ALLOCATION    CORPORATE         EQUITY
                                                                                              FUND    BOND FUND    INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                                    $254,775,224  $70,178,278   $102,231,529
   REPURCHASE AGREEMENTS                                                                         0    1,452,000      3,732,553
   TOTAL IN SECURITIES, AT MARKET VALUE                                                254,775,224   71,630,278    105,964,082
   CASH                                                                                     50,867       55,315         50,000
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                           1,406,317    1,374,347        200,684
   RECEIVABLE FOR INVESTMENTS SOLD                                                          29,186            0              0
   RECEIVABLE FOR FUND SHARES ISSUED                                                       109,365       32,937        148,262
   UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                                 0        4,416              0
                                                                                      ------------  -----------  -------------
TOTAL ASSETS                                                                           256,370,959   73,097,293    106,363,028
                                                                                      ------------  -----------  -------------
LIABILITIES
   PAYABLE FOR INVESTMENTS PURCHASED                                                        96,178            0              0
   DIVIDENDS PAYABLE                                                                             0        9,059              0
   PAYABLE FOR FUND SHARES REDEEMED                                                         39,979       92,932         45,396
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                            150,696       39,364         54,330
   PAYABLE TO OTHER RELATED PARTIES                                                         52,375       14,885         21,616
   ACCRUED EXPENSES AND OTHER LIABILITIES                                                   50,511       20,816         42,440
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURE CONTRACTS                                   42,925            0              0
                                                                                      ------------  -----------  -------------
TOTAL LIABILITIES                                                                          432,664      177,056        163,782
                                                                                      ------------  -----------  -------------
TOTAL NET ASSETS                                                                      $255,938,295  $72,920,237   $106,199,246
                                                                                      ============  ===========   ============
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                                                    $269,224,664  $71,210,872   $ 98,141,890
   UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                                   340,992       23,262         93,337
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS                                   378,472       69,772       (709,775)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                                (14,029,633)   1,611,915      8,673,794
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FOREIGN CURRENCY CONTRACTS                      0        4,416              0
   NET UNREALIZED (DEPRECIATION) OF FUTURES CONTRACTS                                       23,800            0              0
                                                                                      ------------  -----------  -------------
TOTAL NET ASSETS                                                                      $255,938,295  $72,920,237   $106,199,246
                                                                                      ============  ===========   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $255,938,295  $72,920,237   $106,199,246
SHARES OUTSTANDING                                                                      20,778,032    7,119,452      6,842,083
NET ASSET VALUE AND OFFERING PRICE                                                    $      12.32  $     10.24   $      15.52
                                                                                      ------------  -----------  -------------
INVESTMENTS AT COST (NOTE 2)                                                          $268,804,857  $70,018,586   $ 97,290,288
                                                                                      ============  ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                          EQUITY VALUE                         INTERNATIONAL
                                                                                  FUND        GROWTH FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                         $34,842,679        $68,322,075         $4,764,114
   REPURCHASE AGREEMENTS                                                     3,475,000          5,282,000            478,650
   TOTAL IN SECURITIES, AT MARKET VALUE                                     38,317,679         73,604,075          5,242,764
   CASH                                                                         54,329             53,639             19,477
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                  45,659             67,556              3,897
   RECEIVABLE FOR INVESTMENTS SOLD                                             402,855                  0             52,976
   RECEIVABLE FOR FUND SHARES ISSUED                                            47,828              9,001             16,050
   UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                     0                  0                  0
                                                                           -----------        -----------         ----------
TOTAL ASSETS                                                                38,868,350         73,734,271          5,335,164
                                                                           -----------        -----------         ----------
LIABILITIES
   PAYABLE FOR INVESTMENTS PURCHASED                                            52,743                  0            364,340
   DIVIDENDS PAYABLE                                                                 0                  0                  0
   PAYABLE FOR FUND SHARES REDEEMED                                             56,879             15,735              1,361
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                 12,409             24,988             11,652
   PAYABLE TO OTHER RELATED PARTIES                                              7,871             15,114              1,943
   ACCRUED EXPENSES AND OTHER LIABILITIES                                       17,800             47,518              9,495
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURE CONTRACTS                            0                  0                  0
                                                                           -----------        -----------         ----------
TOTAL LIABILITIES                                                              147,702            103,355            388,791
                                                                           -----------        -----------         ----------
TOTAL NET ASSETS                                                           $38,720,648        $73,630,916         $4,946,373
                                                                           ===========        ===========         ==========
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                                         $41,612,473        $83,475,819         $5,446,274
   UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                        16,060             67,050             13,835
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS                    (2,983,631)        (9,080,177)          (230,670)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                         75,746           (831,776)          (283,066)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FOREIGN CURRENCY
    CONTRACTS                                                                        0                  0                  0
   NET UNREALIZED (DEPRECIATION) OF FUTURES CONTRACTS                                0                  0                  0
                                                                           -----------        -----------         ----------
TOTAL NET ASSETS                                                           $38,720,648        $73,630,916         $4,946,373
                                                                           ===========        ===========         ==========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                 $38,720,648        $73,630,916         $4,946,373
SHARES OUTSTANDING                                                           4,292,283          5,230,631            659,872
NET ASSET VALUE AND OFFERING PRICE                                         $      9.02        $     14.08         $     7.50
                                                                           -----------        -----------         ----------
INVESTMENTS AT COST (NOTE 2)                                               $38,241,933        $74,435,851         $5,525,878
                                                                           ===========        ===========         ==========

                                                                         LARGE COMPANY         MONEY MARKET          SMALL CAP
                                                                           GROWTH FUND                 FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE (SEE COST BELOW)                        $103,484,797        $  86,318,873       $ 55,928,302
   REPURCHASE AGREEMENTS                                                     1,489,425           18,690,000          2,656,752
   TOTAL IN SECURITIES, AT MARKET VALUE                                    104,974,222          105,008,873         58,585,054
   CASH                                                                         50,000               50,066             50,000
   RECEIVABLE FOR DIVIDENDS AND INTEREST AND OTHER RECEIVABLES                  20,989              405,062              4,762
   RECEIVABLE FOR INVESTMENTS SOLD                                             159,574                    0            752,202
   RECEIVABLE FOR FUND SHARES ISSUED                                           100,954                    0            119,211
   UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                     0                    0                  0
                                                                          ------------         ------------       ------------
TOTAL ASSETS                                                               105,305,739          105,464,001         59,511,229
                                                                          ------------         ------------       ------------
LIABILITIES
   PAYABLE FOR INVESTMENTS PURCHASED                                           208,986                    0          2,145,074
   DIVIDENDS PAYABLE                                                                 0                2,307                  0
   PAYABLE FOR FUND SHARES REDEEMED                                             89,024                    0             63,745
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES                                 52,674               62,923             45,471
   PAYABLE TO OTHER RELATED PARTIES                                             21,641                    0             11,054
   ACCRUED EXPENSES AND OTHER LIABILITIES                                       45,018               38,963             29,436
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURE CONTRACTS                            0                    0                  0
                                                                          ------------         ------------       ------------
TOTAL LIABILITIES                                                              417,343              104,193          2,294,780
                                                                          ------------         ------------       ------------
TOTAL NET ASSETS                                                          $104,888,396         $105,359,808       $ 57,216,449
                                                                          ============         ============       ============
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL                                                        $126,857,575         $105,360,460       $ 74,090,969
   UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                             0                    0                  0
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS                   (11,599,011)                (652)       (21,711,867)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                    (10,370,168)                   0          4,837,347
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FOREIGN CURRENCY
    CONTRACTS                                                                        0                    0                  0
   NET UNREALIZED (DEPRECIATION) OF FUTURES CONTRACTS                                0                    0                  0
                                                                          ------------         ------------       ------------
TOTAL NET ASSETS                                                          $104,888,396         $105,359,808       $ 57,216,449
                                                                          ============         ============       ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                $104,888,396         $105,359,808       $ 57,216,449
SHARES OUTSTANDING                                                          11,092,868          105,360,494          7,284,390
NET ASSET VALUE AND OFFERING PRICE                                        $       9.46         $       1.00       $       7.85
                                                                          ------------         ------------       ------------
INVESTMENTS AT COST (NOTE 2)                                              $115,344,390         $105,008,873       $ 53,747,707
                                                                          ============         ============       ============

VARIABLE TRUST                     STATEMENTS OF OPERATIONS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                             ASSET
                                                                                        ALLOCATION    CORPORATE         EQUITY
                                                                                              FUND    BOND FUND    INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                                         $   2,332,565   $        0    $ 2,086,949
   INTEREST                                                                              4,510,049    5,216,852         94,047
                                                                                     -------------   ----------    -----------
TOTAL INVESTMENT INCOME                                                                  6,842,614    5,216,852      2,180,996
                                                                                     -------------   ----------    -----------
EXPENSES
   ADVISORY FEES                                                                         1,424,963      329,019        583,882
   ADMINISTRATION FEES                                                                     388,627      110,206        159,240
   PORTFOLIO ACCOUNTING FEES                                                                57,021       65,548         72,369
   CUSTODY                                                                                       0       14,694         21,232
   TRANSFER AGENT                                                                          114,904      108,409        127,135
   DISTRIBUTION FEES                                                                       647,710      182,788        265,401
   LEGAL AND AUDIT FEES                                                                     42,684       17,969         29,826
   DIRECTORS' FEES                                                                           3,948        3,755          3,796
   SHAREHOLDER REPORTS                                                                       6,328        1,273         15,202
   OTHER                                                                                     7,927        1,867         24,911
                                                                                     -------------   ----------    -----------
TOTAL EXPENSES                                                                           2,694,112      835,528      1,302,994
                                                                                     -------------   ----------    -----------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                                    (100,721)    (174,147)      (240,684)
   NET EXPENSES                                                                          2,593,391      661,381      1,062,310
                                                                                     -------------   ----------    -----------
NET INVESTMENT INCOME (LOSS)                                                             4,249,223    4,555,471      1,118,686
                                                                                     -------------   ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                                            2,872,989    1,530,965       (663,986)
   FOREIGN CURRENCY                                                                              0       11,268              0
   FINANCIAL FUTURES CONTRACTS                                                          (1,108,230)           0              0
                                                                                     -------------   ----------    -----------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                                                1,764,759    1,542,233       (663,986)
                                                                                     -------------   ----------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                                      (26,057,787)    (827,038)    (7,004,408)
   FOREIGN CURRENCY CONTRACTS                                                                    0       20,062              0
   FINANCIAL FUTURES CONTRACTS                                                             195,925            0              0
                                                                                     -------------   ----------    -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS                    (25,861,862)    (806,976)    (7,004,408)
                                                                                     -------------   ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                 (24,097,103)     735,257     (7,668,394)
                                                                                     -------------   ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $ (19,847,880)  $5,290,728    $(6,549,708)
                                                                                     =============   ==========    ===========

(1) NET OF FOREIGN WITHHOLDING TAXES OF $3,522

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                           EQUITY VALUE                      INTERNATIONAL
                                                                                   FUND       GROWTH FUND      EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                               $    571,336    $      809,864      $    31,064(1)
   INTEREST                                                                      61,695            94,060           11,786
                                                                           ------------    --------------      -----------
TOTAL INVESTMENT INCOME                                                         633,031           903,924           42,850
                                                                           ------------    --------------      -----------
EXPENSES
   ADVISORY FEES                                                                225,025           459,893           21,665
   ADMINISTRATION FEES                                                           61,370           125,425            4,333
   PORTFOLIO ACCOUNTING FEES                                                     40,720            65,994          112,870
   CUSTODY                                                                        8,183            16,723            7,222
   TRANSFER AGENT                                                                14,502           149,514           10,947
   DISTRIBUTION FEES                                                            102,284           209,042            7,222
   LEGAL AND AUDIT FEES                                                          16,752            25,813           34,292
   DIRECTORS' FEES                                                                3,715             3,790            3,681
   SHAREHOLDER REPORTS                                                            1,086             2,079            4,694
   OTHER                                                                            565             2,075            1,274
                                                                           ------------    --------------      -----------
TOTAL EXPENSES                                                                  474,202         1,060,348          208,200
                                                                           ------------    --------------      -----------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                          (64,971)         (223,500)        (179,203)
   NET EXPENSES                                                                 409,231           836,848           28,997
                                                                           ------------    --------------      -----------
NET INVESTMENT INCOME (LOSS)                                                    223,800            67,076           13,853
                                                                           ------------    --------------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                                   278,219        (8,047,654)        (224,508)
   FOREIGN CURRENCY                                                                   0                 0              (17)
   FINANCIAL FUTURES CONTRACTS                                                        0                 0                0
                                                                           ------------    --------------      -----------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                                       278,219        (8,047,654)        (224,525)
                                                                           ------------    --------------      -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                            (4,266,366)      (11,604,844)        (179,164)
   FOREIGN CURRENCY CONTRACTS                                                         0                 0                0
   FINANCIAL FUTURES CONTRACTS                                                        0                 0                0
                                                                           ------------    --------------      -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS          (4,266,366)      (11,604,844)        (179,164)
                                                                           ------------    --------------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       (3,988,147)      (19,652,498)        (403,689)
                                                                           ------------    --------------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ (3,764,347)   $  (19,585,422)     $  (389,836)
                                                                           ============    ==============      ===========

                                                                          LARGE COMPANY      MONEY MARKET        SMALL CAP
                                                                            GROWTH FUND              FUND      GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS                                                               $    390,305    $            0     $     47,808
   INTEREST                                                                     138,052         3,634,593           67,363
                                                                           ------------    --------------     ------------
TOTAL INVESTMENT INCOME                                                         528,357         3,634,593          115,171
                                                                           ------------    --------------     ------------
EXPENSES
   ADVISORY FEES                                                                574,181           346,887          259,930
   ADMINISTRATION FEES                                                          156,594           130,082           51,986
   PORTFOLIO ACCOUNTING FEES                                                      6,483            48,945            2,974
   CUSTODY                                                                       20,879            17,344            6,931
   TRANSFER AGENT                                                                 8,870            12,498           17,799
   DISTRIBUTION FEES                                                            260,991                 0           86,643
   LEGAL AND AUDIT FEES                                                          16,036            46,754           17,427
   DIRECTORS' FEES                                                                3,774             3,744            3,713
   SHAREHOLDER REPORTS                                                            1,282            24,026            2,098
   OTHER                                                                          1,303             4,136            7,735
                                                                           ------------    --------------     ------------
TOTAL EXPENSES                                                                1,050,393           634,416          457,236
                                                                           ------------    --------------     ------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES                                          (26,360)              (86)         (46,817)
   NET EXPENSES                                                               1,024,033           634,330          410,419
                                                                           ------------    --------------     ------------
NET INVESTMENT INCOME (LOSS)                                                   (495,676)        3,000,263         (295,248)
                                                                           ------------    --------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES                                                               (10,799,189)              971      (13,699,561)
   FOREIGN CURRENCY                                                                   0                 0                0
   FINANCIAL FUTURES CONTRACTS                                                        0                 0                0
                                                                           ------------    --------------     ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS                                   (10,799,189)              971     $(13,699,561)
                                                                           ------------    --------------     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES AND TRANSLATION OF FOREIGN CURRENCY                           (15,277,335)                0       7,167,958
   FOREIGN CURRENCY CONTRACTS                                                         0                 0               0
   FINANCIAL FUTURES CONTRACTS                                                        0                 0               0
                                                                           ------------    --------------     ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS         (15,277,335)                0       7,167,958
                                                                           ------------    --------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      (26,076,524)              971       (6,531,603)
                                                                           ------------    --------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $(26,572,200)   $    3,001,234     $ (6,826,851)
                                                                           ============    ==============     ============

VARIABLE TRUST                               STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    ASSET ALLOCATION FUND
                                                                                           -----------------------------------
                                                                                                 FOR THE               FOR THE
                                                                                              YEAR ENDED            YEAR ENDED
                                                                                           DEC. 31, 2001         DEC. 31, 2000
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS                                                                        $270,278,478          $240,670,990
OPERATIONS:
  NET INVESTMENT INCOME (LOSS)                                                                 4,249,223             5,675,974
  NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                         1,764,759             6,537,181
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                                      (26,057,787)          (10,051,512)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    FINANCIAL FUTURES AND FORWARD TRANSACTIONS                                                   195,925              (244,250)
                                                                                            ------------          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                           (19,847,880)            1,917,393
                                                                                            ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET INVESTMENT INCOME                                                                       (4,141,444)           (5,578,483)
  NET REALIZED GAIN ON SALE OF INVESTMENTS                                                    (6,757,275)           (8,377,456)
  TAX RETURN OF CAPITAL                                                                                0                     0
CAPITAL SHARE TRANSACTIONS
  PROCEEDS FROM SHARES SOLD                                                                   39,261,163            41,451,671
  REINVESTMENT OF DIVIDENDS                                                                   10,898,719            13,955,939
  COST OF SHARES REDEEMED                                                                    (33,753,466)          (13,761,576)
                                                                                            ------------          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                            16,406,416            41,646,034
                                                                                            ------------          ------------
NET INCREASE (DECREASE) IN NET ASSETS                                                        (14,340,183)           29,607,488
                                                                                            ------------          ------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                           $255,938,295          $270,278,478
                                                                                            ------------          ------------
SHARE ISSUED AND REDEEMED
  SHARES SOLD                                                                                  3,046,607             2,867,745
  SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                     879,030               951,980
  SHARES REDEEMED                                                                             (2,705,867)             (950,139)
                                                                                            ------------          ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                  1,219,770             2,869,586
                                                                                            ------------          ------------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                     $    340,992          $    234,501
                                                                                            ------------          ------------

(1) COMMENCEMENT OF OPERATIONS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                        CORPORATE BOND FUND
                                                                                                --------------------------------
                                                                                                      FOR THE            FOR THE
                                                                                                   YEAR ENDED         YEAR ENDED
                                                                                                DEC. 31, 2001      DEC. 31, 2000
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS                                                                             $ 71,957,240       $ 68,423,018
OPERATIONS:
  NET INVESTMENT INCOME (LOSS)                                                                      4,555,471          4,629,204
  NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                              1,542,233         (1,397,714)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                                              (827,038)         3,598,013
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    FINANCIAL FUTURES AND FORWARD TRANSACTIONS                                                         20,062                  0
                                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                                  5,290,728          6,829,503
                                                                                                 ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET INVESTMENT INCOME                                                                            (4,555,471)        (4,629,204)
  NET REALIZED GAIN ON SALE OF INVESTMENTS                                                                  0                  0
  TAX RETURN OF CAPITAL                                                                                     0                  0
CAPITAL SHARE TRANSACTIONS
  PROCEEDS FROM SHARES SOLD                                                                        12,106,575         13,111,253
  REINVESTMENT OF DIVIDENDS                                                                         4,555,471          4,629,204
  COST OF SHARES REDEEMED                                                                         (16,434,306)       (16,406,534)
                                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                                    227,740          1,333,923
                                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS                                                                 962,997          3,534,222
                                                                                                 ------------       ------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                                                $ 72,920,237       $ 71,957,240
                                                                                                 ------------       ------------
SHARE ISSUED AND REDEEMED
  SHARES SOLD                                                                                       1,175,837          1,333,998
  SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                          442,463            472,156
  SHARES REDEEMED                                                                                  (1,597,933)        (1,673,755)
                                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                          20,367            132,399
                                                                                                 ------------       ------------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                          $     23,262       $     15,915
                                                                                                 ------------       ------------

                                                                                                        EQUITY INCOME FUND
                                                                                                ---------------------------------
                                                                                                      FOR THE             FOR THE
                                                                                                   YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 2001       DEC. 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS                                                                             $113,350,497        $127,793,479
OPERATIONS:
  NET INVESTMENT INCOME (LOSS)                                                                      1,118,686           1,125,027
  NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                               (663,986)          2,744,338
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                                            (7,004,408)         (2,195,489)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    FINANCIAL FUTURES AND FORWARD TRANSACTIONS                                                              0                   0
                                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                                 (6,549,708)          1,673,876
                                                                                                 ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET INVESTMENT INCOME                                                                            (1,025,349)         (1,125,027)
  NET REALIZED GAIN ON SALE OF INVESTMENTS                                                         (2,777,069)         (1,884,477)
  TAX RETURN OF CAPITAL                                                                                     0                   0
CAPITAL SHARE TRANSACTIONS
  PROCEEDS FROM SHARES SOLD                                                                        23,295,231          15,335,388
  REINVESTMENT OF DIVIDENDS                                                                         3,802,418           3,009,504
  COST OF SHARES REDEEMED                                                                         (23,896,774)        (31,452,246)
                                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                                  3,200,875         (13,107,354)
                                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS                                                              (7,151,251)        (14,442,982)
                                                                                                 ------------       ------------
NET ASSETS
ENDING NET ASSETS                                                                                $106,199,246        $113,350,497
                                                                                                 ------------       ------------
SHARE ISSUED AND REDEEMED
  SHARES SOLD                                                                                       1,451,306             935,066
  SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                          243,099             183,915
  SHARES REDEEMED                                                                                  (1,515,066)         (1,934,238)
                                                                                                 ------------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                         179,339            (815,257)
                                                                                                 ------------       ------------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                          $     93,337       $           0
                                                                                                 ------------       ------------


                                                                                                        EQUITY VALUE FUND
                                                                                                ---------------------------------
                                                                                                      FOR THE             FOR THE
                                                                                                   YEAR ENDED          YEAR ENDED
                                                                                                DEC. 31, 2001       DEC. 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
BEGINNING NET ASSETS                                                                             $ 47,012,701        $ 26,567,053
OPERATIONS:
  NET INVESTMENT INCOME (LOSS)                                                                        223,800             244,392
  NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS AND FOREIGN CURRENCY                                278,219          (1,628,272)
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS
    AND TRANSLATION OF FOREIGN CURRENCY                                                            (4,266,366)          3,330,430
  NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
    FINANCIAL FUTURES AND FORWARD TRANSACTIONS                                                              0                   0
                                                                                                 ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                                 (3,764,347)          1,946,550
                                                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET INVESTMENT INCOME                                                                              (242,706)           (214,194)
  NET REALIZED GAIN ON SALE OF INVESTMENTS                                                                  0                   0
  TAX RETURN OF CAPITAL                                                                                     0                   0
CAPITAL SHARE TRANSACTIONS
  PROCEEDS FROM SHARES SOLD                                                                        35,041,543          31,131,349
  REINVESTMENT OF DIVIDENDS                                                                           242,706             214,194
  COST OF SHARES REDEEMED                                                                         (39,569,249)        (12,632,251)
                                                                                                 ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                                                 (4,285,000)         18,713,292
                                                                                                 ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS                                                              (8,292,053)         20,445,648
                                                                                                 ------------        ------------
NET ASSETS
ENDING NET ASSETS                                                                                $ 38,720,648        $ 47,012,701
                                                                                                 ------------        ------------
SHARE ISSUED AND REDEEMED
  SHARES SOLD                                                                                       3,692,065           3,318,293
  SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                                           27,454              22,995
  SHARES REDEEMED                                                                                  (4,275,125)         (1,370,858)
                                                                                                 ------------        ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                                        (555,606)          1,970,430
                                                                                                 ------------        ------------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                          $     16,060        $     34,966
                                                                                                 ------------        ------------

                                                                   GROWTH FUND                    INTERNATIONAL EQUITY FUND
                                                          -----------------------------     ----------------------------------
                                                                FOR THE         FOR THE            FOR THE   FOR THE PERIOD OF
                                                             YEAR ENDED      YEAR ENDED         YEAR ENDED     JULY 3, 2000 TO
                                                          DEC. 31, 2001   DEC. 31, 2000      DEC. 31, 2001    DEC. 31, 2000(1)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                    $105,248,351    $128,495,431        $ 1,620,487         $         0
OPERATIONS
   NET INVESTMENT INCOME (LOSS)                                  67,076          11,170             13,853               5,200
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
    AND FOREIGN CURRENCY                                     (8,047,654)      5,600,113           (224,525)             (6,162)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS AND TRANSLATION OF FOREIGN CURRENCY      (11,604,844)    (22,507,557)          (179,164)           (103,902)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF FINANCIAL FUTURES AND FORWARD TRANSACTIONS                     0               0                  0                   0
                                                           ------------    ------------        -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          (19,585,422)    (16,896,274)          (389,836)           (104,864)
                                                           ------------    ------------        -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   NET INVESTMENT INCOME                                        (11,196)              0               (701)             (4,500)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                  (6,611,354)    (10,579,479)                 0                   0
   TAX RETURN OF CAPITAL                                              0               0                  0                   0
CAPITAL SHARE TRANSACTIONS
   PROCEEDS FROM SHARES SOLD                                  7,275,542      10,275,933          6,028,608           1,824,619
   REINVESTMENT OF DIVIDENDS                                  6,622,550      10,579,479                701               4,500
   COST OF SHARES REDEEMED                                  (19,307,555)    (16,626,739)        (2,312,886)            (99,268)
                                                           ------------    ------------        -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                           (5,409,463)      4,228,673          3,716,423           1,729,851
                                                           ------------    ------------        -----------         -----------
NET INCREASE (DECREASE) IN NET ASSETTS                      (31,617,435)    (23,247,080)         3,325,886           1,620,487
                                                           ============    ============        ===========         ===========
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                          $ 73,630,916    $105,248,351        $ 4,946,373         $ 1,620,487
                                                           ------------    ------------        -----------         -----------
SHARE ISSUED AND REDEEMED
   SHARES SOLD                                                  467,784         460,400            778,750             191,329
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                   461,502         468,326                 90                 523
   SHARE REDEEMED                                            (1,221,133)       (737,141)          (300,319)            (10,501)
                                                           ------------    ------------        -----------         -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                  (291,847)       191,585              478,521            181,351
                                                           ------------    ------------        -----------         -----------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                   $     67,050    $     11,170        $    13,835         $       700
                                                           ============    ============        ===========         ===========

(1) COMMENCEMENT OF OPERATIONS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                               LARGE COMPANY GROWTH FUND              MONEY MARKET FUND
                                                             -----------------------------   --------------------------------
                                                                   FOR THE         FOR THE          FOR THE           FOR THE
                                                                YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                             DEC. 31, 2000   DEC. 31, 2000    DEC. 31, 2001     DEC. 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                       $117,885,152   $  50,988,017      $ 53,095,473     $ 42,163,569
OPERATIONS
   NET INVESTMENT INCOME (LOSS)                                   (495,676)       (386,295)        3,000,263        2,400,916
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
    AND FOREIGN CURRENCY                                       (10,799,189)       (546,136)              971           (1,623)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS AND TRANSLATION OF FOREIGN CURRENCY         (15,277,335)     (3,299,093)                0                0
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF FINANCIAL FUTURES AND FORWARD TRANSACTIONS                        0               0                 0                0
                                                              ------------    ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (26,572,200)     (4,231,524)        3,001,234         2,399,293
                                                              ------------    ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   NET INVESTMENT INCOME                                                 0               0        (3,000,263)      (2,400,916)
   NET REALIZED GAIN ON SALE OF INVESTMENTS                        (34,218)              0                 0                0
   TAX RETURN OF CAPITAL                                                 0               0                 0                0
CAPITAL SHARE TRANSACTIONS
   PROCEEDS FROM SHARES SOLD                                    29,904,678      77,253,728        82,314,170       61,049,011
   REINVESTMENT OF DIVIDENDS                                        34,218               0         3,000,263        2,400,916
   COST OF SHARES REDEEMED                                     (16,329,234)     (6,125,069)      (33,051,069)     (52,516,400)
                                                              ------------    ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                              13,609,662      71,128,659        52,263,364        10,933,527
                                                              ------------    ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETTS                         (12,996,756)     66,897,135        52,264,335        10,931,904
                                                              ============    ============      ============      ============
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                             $104,888,396    $117,885,152      $105,359,808      $ 53,095,473
                                                              ------------    ------------      ------------      ------------
SHARE ISSUED AND REDEEMED
   SHARES SOLD                                                   2,989,913       6,099,123        82,308,007        61,045,579
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                        3,695               0         3,006,426         2,404,348
   SHARE REDEEMED                                               (1,754,419)       (485,007)      (33,051,069)      (52,516,400)
                                                              ------------    ------------      ------------      ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                    1,239,189       5,614,116        52,263,364        10,933,527
                                                              ------------    ------------      ------------      ------------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                      $          0    $          0      $          0      $          0
                                                              ============    ============      ============      ============


                                                                         SMALL CAP GROWTH FUND
                                                                  ----------------------------------
                                                                        FOR THE               FOR THE
                                                                     YEAR ENDED            YEAR ENDED
                                                                  DEC. 31, 2001         DEC. 31, 2000
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS                                            $ 33,610,489         $  23,818,991
OPERATIONS
   NET INVESTMENT INCOME (LOSS)                                        (295,248)             (249,888)
   NET REALIZED GAIN (LOSS) ON SALE OF INVESTMENTS
    AND FOREIGN CURRENCY                                            (13,699,561)           (1,287,446)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENTS AND TRANSLATION OF FOREIGN CURRENCY                7,167,958            (9,225,577)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF FINANCIAL FUTURES AND FORWARD TRANSACTIONS                             0                     0
                                                                   ------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   (6,826,851)          (10,762,911)
                                                                   ------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   NET INVESTMENT INCOME                                                      0                     0
   NET REALIZED GAIN ON SALE OF INVESTMENTS                                   0            (7,459,812)
   TAX RETURN OF CAPITAL                                                      0            (1,885,722)
CAPITAL SHARE TRANSACTIONS
   PROCEEDS FROM SHARES SOLD                                         35,531,515            27,042,179
   REINVESTMENT OF DIVIDENDS                                                  0             9,345,534
   COST OF SHARES REDEEMED                                           (5,098,704)           (6,487,770)
                                                                   ------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                   30,432,811            29,899,943
                                                                   ------------         -------------
NET INCREASE (DECREASE) IN NET ASSETTS                               23,605,960             9,791,498
                                                                   ============         =============
NET ASSETS:
-----------------------------------------------------------------------------------------------------
ENDING NET ASSETS                                                  $ 57,216,449         $  33,610,489
                                                                   ------------         -------------
SHARE ISSUED AND REDEEMED
   SHARES SOLD                                                        4,725,984             1,451,200
   SHARES ISSUED IN REINVESTMENT OF DIVIDENDS                                 0               819,965
   SHARE REDEEMED                                                      (678,120)             (351,261)
                                                                   ------------         -------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                         4,047,864             1,919,904
                                                                   ------------         -------------
ENDING BALANCE OF UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME                                           $          0         $           0
                                                                   ============         =============

VARIABLE TRUST                                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       NET REALIZED
                                                             BEGINNING         NET              AND    DIVIDENDS  DISTRIBUTIONS
                                                             NET ASSET  INVESTMENT       UNREALIZED     FROM NET       FROM NET
                                                             VALUE PER      INCOME   GAIN (LOSS) ON   INVESTMENT       REALIZED
                                                                 SHARE      (LOSS)      INVESTMENTS       INCOME          GAINS
-------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $13.82        0.20            (1.17)       (0.20)         (0.33)
JANUARY 1, 2000 TO DECEMBER 31, 2000                            $14.42        0.31            (0.13)       (0.31)         (0.47)
JANUARY 1, 1999 TO DECEMBER 31, 1999                            $13.45        0.27             0.97        (0.26)         (0.01)
JANUARY 1, 1998 TO DECEMBER 31, 1998                            $11.99        0.34             2.60        (0.34)         (1.14)
JANUARY 1, 1997 TO DECEMBER 31, 1997                            $11.42        0.60             1.73        (0.60)         (1.16)

CORPORATE BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $10.14        0.64             0.10        (0.64)          0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000                            $ 9.82        0.64             0.32        (0.64)          0.00
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999                     $10.00        0.16            (0.18)       (0.16)          0.00

EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $17.01        0.16            (1.09)       (0.15)         (0.41)
JANUARY 1, 2000 TO DECEMBER 31, 2000                            $17.09        0.17             0.21        (0.17)         (0.29)
JANUARY 1, 1999 TO DECEMBER 31, 1999                            $16.00        0.17             1.09        (0.17)          0.00
JANUARY 1, 1998 TO DECEMBER 31, 1998                            $13.68        0.18             2.34        (0.18)         (0.02)
JANUARY 1, 1997 TO DECEMBER 31, 1997                            $10.91        0.14             2.79        (0.14)         (0.02)

EQUITY VALUE FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $ 9.70        0.06            (0.68)       (0.06)          0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000                            $ 9.23        0.07             0.46        (0.06)          0.00
JANUARY 1, 1999 TO DECEMBER 31, 1999                            $ 9.55        0.08            (0.32)       (0.08)          0.00
MAY 1, 1998 (3) TO DECEMBER 31, 1998                            $10.00        0.07            (0.45)       (0.07)          0.00

GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $19.06        0.01            (3.65)        0.00          (1.34)
JANUARY 1, 2000 TO DECEMBER 31, 2000                            $24.10        0.00            (2.95)        0.00          (2.09)
JANUARY 1, 1999 TO DECEMBER 31, 1999                            $20.05        0.02             4.06        (0.03)          0.00
JANUARY 1, 1998 TO DECEMBER 31, 1998                            $16.79        0.09             4.65        (0.09)         (1.39)
JANUARY 1, 1997 TO DECEMBER 31, 1997                            $15.34        0.19             2.48        (0.19)         (1.03)

INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $ 8.94        0.02            (1.46)        0.00           0.00
JULY 3, 2000 (3) TO DECEMBER 31, 2000                           $10.00        0.03            (1.06)       (0.03)          0.00

LARGE COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $11.96       (0.04)           (2.46)        0.00           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000                            $12.03       (0.04)           (0.03)        0.00           0.00
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999                     $10.00       (0.01)            2.04         0.00           0.00

MONEY MARKET FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $ 1.00        0.04             0.00        (0.04)          0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000                            $ 1.00        0.06             0.00        (0.06)          0.00
JANUARY 1, 1999 TO DECEMBER 31, 1999                            $ 1.00        0.04             0.00        (0.04)          0.00
JANUARY 1, 1998 TO DECEMBER 31, 1998                            $ 1.00        0.05             0.00        (0.05)          0.00
JANUARY 1, 1997 TO DECEMBER 31, 1997                            $ 1.00        0.05             0.00        (0.05)          0.00

SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                            $10.38       (0.04)           (2.49)        0.00           0.00
JANUARY 1, 2000 TO DECEMBER 31, 2000                            $18.09       (0.08)           (3.71)        0.00          (3.15)
JANUARY 1, 1999 TO DECEMBER 31, 1999                            $10.88       (0.04)            7.25         0.00           0.00
JANUARY 1, 1998 TO DECEMBER 31, 1998                            $12.77        0.03            (1.89)       (0.03)          0.00
JANUARY 1, 1997 TO DECEMBER 31, 1997                            $13.50        0.01             1.24        (0.01)         (1.59)


                                                                    ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                                 NET ASSET     -----------------------------------------------
                                                 RETURN OF       VALUE PER     NET INVESTMENT             NET            GROSS
                                                   CAPITAL           SHARE      INCOME (LOSS)        EXPENSES      EXPENSES(1)
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $12.32              1.64%           1.00%            1.04%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  0.00          $13.82              2.19%           1.00%            1.12%
JANUARY 1, 1999 TO DECEMBER 31, 1999                  0.00          $14.42              2.05%           0.97%            1.17%
JANUARY 1, 1998 TO DECEMBER 31, 1998                  0.00          $13.45              2.62%           0.92%            1.11%
JANUARY 1, 1997 TO DECEMBER 31, 1997                  0.00          $11.99              5.20%           0.80%            0.85%

CORPORATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $10.24              6.20%           0.90%            1.14%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  0.00          $10.14              6.53%           0.90%            1.25%
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999           0.00          $ 9.82              5.87%           0.90%            1.25%

EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $15.52              1.05%           1.00%            1.23%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  0.00          $17.01              1.02%           1.00%            1.17%
JANUARY 1, 1999 TO DECEMBER 31, 1999                  0.00          $17.09              1.16%           0.86%            1.12%
JANUARY 1, 1998 TO DECEMBER 31, 1998                  0.00          $16.00              1.47%           0.80%            1.10%
JANUARY 1, 1997 TO DECEMBER 31, 1997                  0.00          $13.68              1.85%           0.80%            1.34%

EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $ 9.02              0.55%           1.00%            1.16%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  0.00          $ 9.70              0.78%           1.00%            1.56%
JANUARY 1, 1999 TO DECEMBER 31, 1999                  0.00          $ 9.23              0.96%           1.06%            1.53%
MAY 1, 1998 (3) TO DECEMBER 31, 1998                  0.00          $ 9.55              1.54%           1.09%            2.52%

GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $14.08              0.08%           1.00%            1.27%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  0.00          $19.06              0.01%           1.00%            1.23%
JANUARY 1, 1999 TO DECEMBER 31, 1999                  0.00          $24.10              0.11%           1.07%            1.27%
JANUARY 1, 1998 TO DECEMBER 31, 1998                  0.00          $20.05              0.51%           1.04%            1.18%
JANUARY 1, 1997 TO DECEMBER 31, 1997                  0.00          $16.79              1.19%           0.65%            1.01%

INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $ 7.50              0.48%           1.00%            7.21%
JULY 3, 2000 (3) TO DECEMBER 31, 2000                 0.00          $ 8.94              0.98%           1.00%            2.40%

LARGE COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $ 9.46             (0.47)%          0.98%            1.01%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  0.00          $11.96             (0.42)%          1.00%            1.43%
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999           0.00          $12.03             (0.47)%          1.00%            1.43%

MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $ 1.00              3.46%           0.73%            0.73%
JANUARY 1, 2000 TO DECEMBER 31, 2000                  0.00          $ 1.00              5.64%           0.85%            0.90%
JANUARY 1, 1999 TO DECEMBER 31, 1999                  0.00          $ 1.00              4.45%           0.86%            1.07%
JANUARY 1, 1998 TO DECEMBER 31, 1998                  0.00          $ 1.00              4.62%           0.82%            1.28%
JANUARY 1, 1997 TO DECEMBER 31, 1997                  0.00          $ 1.00              4.95%           0.53%            1.07%

SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  0.00          $ 7.85             (0.85)%          1.18%            1.32%
JANUARY 1, 2000 TO DECEMBER 31, 2000                 (0.77)         $10.38             (0.72)%          1.20%            2.41%
JANUARY 1, 1999 TO DECEMBER 31, 1999                  0.00          $18.09             (0.37)%          0.95%            1.94%
JANUARY 1, 1998 TO DECEMBER 31, 1998                  0.00          $10.88              0.31%           0.80%            1.51%
JANUARY 1, 1997 TO DECEMBER 31, 1997                 (0.38)         $12.77              0.07%           0.80%            1.88%

                                                               PORTFOLIO      NET ASSETS AT
                                                     TOTAL      TURNOVER      END OF PERIOD
                                                 RETURN(2)          RATE    (000'S OMITTED)
-------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                 (6.96)%         25%           $255,938
JANUARY 1, 2000 TO DECEMBER 31, 2000                  1.02%          48%           $270,278
JANUARY 1, 1999 TO DECEMBER 31, 1999                  9.33%          30%           $240,671
JANUARY 1, 1998 TO DECEMBER 31, 1998                 25.26%          29%           $156,241
JANUARY 1, 1997 TO DECEMBER 31, 1997                 20.88%         156%           $ 86,506

CORPORATE BOND FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  7.41%          69%           $ 72,920
JANUARY 1, 2000 TO DECEMBER 31, 2000                 10.22%         100%           $ 71,957
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999          (0.16)%         59%           $ 68,423

EQUITY INCOME FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                 (5.41)%          5%           $106,199
JANUARY 1, 2000 TO DECEMBER 31, 2000                  2.33%           4%           $113,350
JANUARY 1, 1999 TO DECEMBER 31, 1999                  7.90%           5%           $127,793
JANUARY 1, 1998 TO DECEMBER 31, 1998                 18.42%           1%           $ 86,069
JANUARY 1, 1997 TO DECEMBER 31, 1997                 26.90%           3%           $ 39,888

EQUITY VALUE FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                 (6.39)%        107%           $ 38,721
JANUARY 1, 2000 TO DECEMBER 31, 2000                  5.78%         124%           $ 47,013
JANUARY 1, 1999 TO DECEMBER 31, 1999                 (2.48)%        139%           $ 26,567
MAY 1, 1998 (3) TO DECEMBER 31, 1998                 (3.76)%         27%           $ 11,072

GROWTH FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                (19.21)%         50%           $ 73,631
JANUARY 1, 2000 TO DECEMBER 31, 2000                (13.60)%         67%           $105,248
JANUARY 1, 1999 TO DECEMBER 31, 1999                 20.41%          54%           $128,495
JANUARY 1, 1998 TO DECEMBER 31, 1998                 28.81%          69%           $100,927
JANUARY 1, 1997 TO DECEMBER 31, 1997                 17.33%         124%           $ 71,944

INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                (16.09)%         41%           $  4,946
JULY 3, 2000 (3) TO DECEMBER 31, 2000               (10.33)%         19%           $  1,620

LARGE COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                (20.88)%         14%           $104,888
JANUARY 1, 2000 TO DECEMBER 31, 2000                 (0.58)%          8%           $117,885
SEPTEMBER 20, 1999 (3) TO DECEMBER 31, 1999          20.30%           0%           $ 50,988

MONEY MARKET FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                  3.73%         N/A            $105,360
JANUARY 1, 2000 TO DECEMBER 31, 2000                  5.76%         N/A            $ 53,095
JANUARY 1, 1999 TO DECEMBER 31, 1999                  4.46%         N/A            $ 42,164
JANUARY 1, 1998 TO DECEMBER 31, 1998                  4.77%         N/A            $ 26,319
JANUARY 1, 1997 TO DECEMBER 31, 1997                  5.04%         N/A            $ 14,788

SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------
JANUARY 1, 2001 TO DECEMBER 31, 2001                (24.37)%        218%           $ 57,216
JANUARY 1, 2000 TO DECEMBER 31, 2000                (22.58)%        260%           $ 33,610
JANUARY 1, 1999 TO DECEMBER 31, 1999                 66.27%         314%           $ 23,819
JANUARY 1, 1998 TO DECEMBER 31, 1998                (14.47)%        135%           $ 13,295
JANUARY 1, 1997 TO DECEMBER 31, 1997                  9.87%         209%           $ 11,482

VARIABLE TRUST                                     NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 8).

(2) Total return calculations do not include any insurance costs, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies annuity contracts funded by separate accounts that invest in the Fund's shares. Total returns for periods less than one year are not annualized.

(3)  Commencement of operations.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust consists of nine separate diversified funds (each, a "Fund", collectively, the "Funds") as of the end of the reporting period: the Asset Allocation, Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Large Company Growth, Money Market, and Small Cap Growth Funds. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities for all Funds, except the Money Market Fund, are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

     Certain fixed income securities are valued by use of a pricing service approved by the Fund's Board of Trustees. The service uses mean between quoted bid and ask prices or the last sale price to value securities when, in the Service's judgement, these prices are readily available and representative of the securities market values. For some securities, such prices are not readily available. The service generally prices these securities based on methods which include considerations of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities, and general market conditions.

     Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available, and/or which can not be valued by a pricing service are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

     The Money Market Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Securities held in the Money Market Fund and debt securities maturing in 60 days or less are valued using the amortized cost method. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask price of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Funds' custodians' responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

     The Asset Allocation and Equity Value Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On December 31, 2001, the Asset Allocation Fund held the following long futures contracts:

                                                                            NOTIONAL      NET UNREALIZED
   CONTRACTS                               TYPE         EXPIRATION DATE  CONTRACT VALUE    APPRECIATION
   LONG 17                             S&P 500 INDEX      MARCH, 2002      $4,884,100         $23,800

     The Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $285,000.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Funds may enter into forward currency exchange contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. Based on exchange rates at December 31, 2001, the Corporate Bond Fund had entered into a foreign currency forward contract under which it is obligated to exchange currencies at a specified future date. The following contracts were held by the Variable Trust Corporate Bond Fund during the year ended December 31, 2001:

                                                                                          NET UNREALIZED
                                                                                           APPRECIATION/
   DATE                                            CURRENCY        VALUE     US $ VALUE   (DEPRECIATION)
   03/20/02                                          EURO         474,559      529,000         4,934
   03/15/02                                     BRITISH POUNDS    61,298       42,650          (518)

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, for the Growth, International Equity, Large Company Growth, and Small Cap Growth Funds are declared and distributed annually. Dividends to shareholders from net investment income, if any, for the Asset Allocation, Equity Income, and Equity Value Funds are declared and distributed quarterly. Dividends to shareholders from net investment income, if any, for the Corporate Bond and Money Market Funds are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from generally accepted accounting principles. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follow:

                                           UNDISTRIBUTED NET        UNDISTRIBUTED NET          PAID-IN
      FUND                                 INVESTMENT INCOME       REALIZED GAIN/LOSS          CAPITAL
      ASSET ALLOCATION FUND                   $  (1,288)                   $  975                $  313
      CORPORATE BOND FUND                         5,204                    (5,195)                   (9)
      INTERNATIONAL EQUITY FUND                     (17)                       17                     0
      LARGE COMPANY GROWTH FUND                 495,676                        34              (495,710)
      SMALL CAP GROWTH FUND                     295,248                         0              (295,248)

FEDERAL INCOME TAXES

     Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 2001.

     The following Funds had net capital loss carryforwards at December 31, 2001, which are available to offset future net realized capital gains:

                                                                                            CAPITAL LOSS
      FUND                                                        YEAR EXPIRES              CARRYFORWARDS
      EQUITY INCOME FUND                                              2009                   $  663,985
      EQUITY VALUE FUND                                               2007                      464,041
                                                                      2008                    1,488,881
      GROWTH FUND                                                     2009                    8,463,287
      INTERNATIONAL EQUITY FUND                                       2008                        3,640
                                                                      2009                      143,229
      LARGE COMPANY GROWTH FUND                                       2009                    6,092,101
      MONEY MARKET FUND                                               2008                          391
                                                                      2009                          261
      SMALL CAP GROWTH FUND                                           2009                   19,420,876

     For tax purposes, the following Funds have a current year deferred Post-October capital losses. These losses will be recognized for tax purposes on the first day of the following year:

      FUND                                                                                 CAPITAL LOSSES
      ASSET ALLOCATION FUND                                                                 $   152,921
      EQUITY VALUE FUND                                                                         581,347
      GROWTH FUND                                                                               575,260
      INTERNATIONAL EQUITY FUND                                                                  13,128
      LARGE COMPANY GROWTH FUND                                                               5,195,471
      SMALL CAP GROWTH FUND                                                                     665,988

3. ADVISORY FEES

     The Trust has entered into separate advisory contracts on behalf of the Funds with Wells Fargo Funds Management, LLC ("Funds Management"). Pursuant to the contracts, Funds Management has agreed to provide the following Funds with daily portfolio management, for which, Funds Management is entitled to be paid a monthly advisory fee at the following annual rates:

      FUND                                                                       % OF AVERAGE DAILY NET ASSETS
      ASSET ALLOCATION FUND                                                                  0.55
      CORPORATE BOND FUND                                                                    0.45
      EQUITY INCOME FUND                                                                     0.55
      EQUITY VALUE FUND                                                                      0.55
      GROWTH FUND                                                                            0.55
      INTERNATIONAL EQUITY FUND                                                              0.75
      LARGE COMPANY GROWTH FUND                                                              0.55
      MONEY MARKET FUND                                                                      0.40
      SMALL CAP GROWTH FUND                                                                  0.75

     Funds Management an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("WFB"), was created to succeed to the mutual fund advisory responsibilities of WFB in early 2001. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds.

     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, acts as investment sub-advisor to the Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Money Market, and Small Cap Growth Funds. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Equity Income, Equity Value, and Growth Funds, a monthly fee at the annual rate of 0.25% of each Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Corporate Bond Fund, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $400 million, 0.125% for the next $400 million and 0.10% of the Fund's average daily net assets in excess of $800 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the International Equity Fund, a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets up to $200 million and 0.25% of the Fund's average daily net assets in excess of $200 million. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Money Market Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $1 billion and 0.04% of the Fund's average daily net assets in excess of $1 billion. WCM is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Small Cap Growth Fund, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million and 0.20% of the Fund's average daily net assets in excess of $200 million.

     Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, acts as sub-advisor to the Asset Allocation Fund. BGFA is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $900 million and 0.10% of the Fund's average daily net assets in excess of $900 million.

     Peregrine Capital Management, Inc. ("Peregrine") acts as sub-advisor to the Large Company Growth Fund. Peregrine is entitled to receive from Funds Management, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets up to $25 million, 0.60% of the Fund's average daily net assets for the next $25 million, 0.50% of the Fund's average daily net assets for the next $225 million, and 0.30% of the Fund's average daily net assets in excess of $275 million.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan ("Plan") for the Funds, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Stephens Inc. ("Stephens") at a rate of 0.25% of the average daily net assets of each Fund. The distribution fees paid on behalf of the Funds for the period ended December 31, 2001 are disclosed on the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Funds with Funds Management whereby Funds Management is entitled to receive monthly fees at the annual rate of 0.15% of each Fund's average daily net assets. WFB formerly provided these services during the reporting period and since the inception of the Trust at the same rates.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Funds with Boston Financial Data Services ("BFDS"). WFB has been engaged by BFDS to provide sub-transfer agency services for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Funds Trust. The transfer agency fees paid by the Funds for the year ended December 31, 2001 are disclosed on the Statement of Operations.

7. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Funds. For these services, Forum is entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of each Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     The Trust has entered into contracts on behalf of each Fund (other than the Asset Allocation Fund, for which BGI serves as custodian) with Wells Fargo Bank Minnesota, N.A. ("WFB MN"), an affiliated party, whereby WFB MN is responsible for providing custody services for the Funds. Pursuant to the contract, WFB MN is entitled to 0.02% of the average daily net assets of each Fund, except the International Equity Fund for which it is entitled to receive 0.25% of the average daily net assets of the Fund.

     BGI, a wholly-owned subsidiary of Barclays Global Investors Inc., acts as custodian to the Asset Allocation Fund. BGI is not entitled to receive compensation for its custodial services to the Fund so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to the Fund.

8. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the period ended December 31, 2001, were waived by Funds Management.

9. INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Fund for the period ended December 31, 2001, were as follows:

                          AGGREGATE PURCHASES AND SALES

      FUND                                                         PURCHASES AT COST      SALES PROCEEDS
      ASSET ALLOCATION FUND                                          $ 86,402,468           $64,053,270
      CORPORATE BOND FUND                                              53,064,233            49,001,682
      EQUITY INCOME FUND                                                5,308,199             6,926,865
      EQUITY VALUE FUND                                                41,834,919            46,728,932
      GROWTH FUND                                                      40,719,712            56,054,143
      INTERNATIONAL EQUITY FUND                                         4,878,362             1,055,427
      LARGE COMPANY GROWTH FUND                                        28,692,949            14,298,051
      SMALL CAP GROWTH FUND                                           105,340,883            75,088,152

     The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

VARIABLE TRUST                                      INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND
SHAREHOLDERS WELLS FARGO VARIABLE TRUST FUNDS:

     We have audited the accompanying statements of assets and liabilities of Asset Allocation Fund, Corporate Bond Fund, Equity Income Fund, Equity Value Fund, Growth Fund, International Equity Fund, Large Company Growth Fund, Money Market Fund and Small Cap Growth Fund, nine portfolios of Wells Fargo Variable Trust Funds (collectively "the Funds"), including the portfolios of investments as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Wells Fargo Variable Trust as of December 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

   /s/ KPMG LLP

   SAN FRANCISCO, CALIFORNIA
   FEBRUARY 8, 2002

NOTES TO FINANCIAL STATEMENTS                                    VARIABLE TRUST

TAX INFORMATION (UNAUDITED)

     Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designate a percentage of their ordinary income dividends distributed during the year as qualifying for the corporate dividends-received deduction. The Funds and the designated percentage are as follows:

                                                                DIVIDENDS-RECEIVED DEDUCTION
      FUND                                                    (% OF ORDINARY INCOME DIVIDENDS)
      ASSET ALLOCATION FUND                                                49.43
      EQUITY INCOME FUND                                                    100
      EQUITY VALUE FUND                                                     100
      GROWTH FUND                                                           100

     Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds listed below designate as capital gain dividends for the year the following amounts:

      FUND                                                     CAPITAL GAIN DIVIDENDS
      ASSET ALLOCATION FUND                                          $6,364,569
      EQUITY INCOME FUND                                              2,777,069
      GROWTH FUND                                                     6,611,354
      LARGE COMPANY GROWTH FUND                                          34,218

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of Wells Fargo Funds Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each fund. Each of the Trustees listed below acts in identical capacities for each of the 93 funds comprising Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Robert C. Brown          Trustee               Director, Federal Farm Credit     None.
   70                       since 1992            Banks Funding Corporation and
                                                  Farm Credit System Financial
                                                  Assistance Corporation until
                                                  February 1999.

   W. Rodney Hughes         Trustee               Private Investor.                 Barclays Fund Complex
   75                       since 1987                                              (23 Portfolios).

   J. Tucker Morse          Trustee               Private Investor/Real Estate      None.
   57                       since 1987            Developer; Chairman of White
                                                  Point Capital, LLC

NON-INTERESTED TRUSTEES

                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***  PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Thomas S. Goho           Trustee               Business Associate Professor,     None.
   59                       since 1987            (since July 1999),
                                                  Wake Forest University,
                                                  Calloway School of Business
                                                  and Accountancy.

   Peter G. Gordon          Trustee               Chairman and Co-Founder of        None.
   59                       since 1988            Crystal Geyser Water Company
                            (Lead Trustee         and President of Crystal Geyser
                            since 2001)           Roxane Water Company.

   Richard M. Leach         Trustee               President of Richard M. Leach     None.
   68                       since 1987            Associates (a financial
                                                  consulting firm).

   Timothy J. Penny         Trustee               Senior Counselor to the public    None.
   50                       since 1996            relations firm of Himle-Horner
                                                  and Senior Fellow at the
                                                  Humphrey Institute, Minneapolis,
                                                  Minnesota (a public policy
                                                  organization).

   Donald C. Willeke        Trustee               Principal in the law firm of      None.
   61                       since 1996            Willeke & Daniels.

OFFICERS
                            POSITION HELD AND     PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE     PAST FIVE YEARS                   OTHER DIRECTORSHIPS
   Michael J. Hogan         President             Executive Vice President of       None.
   42                       since 2000            Wells Fargo Bank, N.A.
                                                  President of Wells Fargo Funds
                                                  Management, LLC since March
                                                  2001. Senior Vice President
                                                  of Wells Fargo Bank, N.A.
                                                  from April 1997 to May 1999.
                                                  Vice President of American
                                                  Express Financial Advisors
                                                  until April 1997.

   Karla M. Rabush          Treasurer             Senior Vice President of Wells    None.
   42                       since 2000            Fargo Bank, N.A. Senior Vice
                                                  President and Chief Administrative
                                                  Officer of Wells Fargo Funds
                                                  Management, LLC since March
                                                  2001. Vice President of Wells
                                                  Fargo Bank, N.A. from
                                                  December 1997 to May 2000.
                                                  Prior thereto, Director of
                                                  Managed Assets Investment
                                                  Accounting of American Express
                                                  Financial Advisors until
                                                  November 1997.

   C. David Messman         Secretary             Vice President and Senior         None.
   41                       since 2000            Counsel of Wells Fargo Bank,
                                                  N.A. Vice President and Secretary
                                                  of Wells Fargo Funds Management,
                                                  LLC since March 2001. Prior
                                                  thereto, Branch Chief, Division
                                                  of Investment Management,
                                                  U.S. Securities and Exchange
                                                  Commission.

     * The Statement of Additional Information includes additional information about the funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
    ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the 1940 Act. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
   *** Length of service dates reflects a Trustee's commencement of service with the Trusts' predecessor entities.

LIST OF ABBREVIATIONS                                             VARIABLE TRUST


     The following is a list of common abbreviations for terms and entities which may have appeared in this report.

       ABAG       -- ASSOCIATION OF BAY AREA GOVERNMENTS
       ADR        -- AMERICAN DEPOSITORY RECEIPTS
       AMBAC      -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
       AMT        -- ALTERNATIVE MINIMUM TAX
       ARM        -- ADJUSTABLE RATE MORTGAGES
       BART       -- BAY AREA RAPID TRANSIT
       CDA        -- COMMUNITY DEVELOPMENT AUTHORITY
       CDSC       -- CONTINGENT DEFERRED SALES CHARGE
       CGIC       -- CAPITAL GUARANTY INSURANCE COMPANY
       CGY        -- CAPITAL GUARANTY CORPORATION
       CMT        -- CONSTANT MATURITY TREASURY
       COFI       -- COST OF FUNDS INDEX
       Connie Lee -- CONNIE LEE INSURANCE COMPANY
       COP        -- CERTIFICATE OF PARTICIPATION
       CP         -- COMMERCIAL PAPER
       CTF        -- COMMON TRUST FUND
       DW&P       -- DEPARTMENT OF WATER & POWER
       DWR        -- DEPARTMENT OF WATER RESOURCES
       EDFA       -- EDUCATION FINANCE AUTHORITY
       FGIC       -- FINANCIAL GUARANTY INSURANCE CORPORATION
       FHA        -- FEDERAL HOUSING AUTHORITY
       FHLB       -- FEDERAL HOME LOAN BANK
       FHLMC      -- FEDERAL HOME LOAN MORTGAGE CORPORATION
       FNMA       -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
       FRN        -- FLOATING RATE NOTES
       FSA        -- FINANCIAL SECURITY ASSURANCE, INC
       GNMA       -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
       GO         -- GENERAL OBLIGATION
       HFA        -- HOUSING FINANCE AUTHORITY
       HFFA       -- HEALTH FACILITIES FINANCING AUTHORITY
       IDA        -- INDUSTRIAL DEVELOPMENT AUTHORITY
       LIBOR      -- LONDON INTERBANK OFFERED RATE
       LLC        -- LIMITED LIABILITY CORPORATION
       LOC        -- LETTER OF CREDIT
       LP         -- LIMITED PARTNERSHIP
       MBIA       -- MUNICIPAL BOND INSURANCE ASSOCIATION
       MFHR       -- MULTI--FAMILY HOUSING REVENUE
       MUD        -- MUNICIPAL UTILITY DISTRICT
       MTN        -- MEDIUM TERM NOTE
       PCFA       -- POLLUTION CONTROL FINANCE AUTHORITY
       PCR        -- POLLUTION CONTROL REVENUE
       PFA        -- PUBLIC FINANCE AUTHORITY
       PLC        -- PRIVATE PLACEMENT
       PSFG       -- PUBLIC SCHOOL FUND GUARANTY
       RAW        -- REVENUE ANTICIPATION WARRANTS
       RDA        -- REDEVELOPMENT AUTHORITY
       RDFA       -- REDEVELOPMENT FINANCE AUTHORITY
       R&D        -- RESEARCH & DEVELOPMENT
       SFMR       -- SINGLE FAMILY MORTGAGE REVENUE
       TBA        -- TO BE ANNOUNCED
       TRAN       -- TAX REVENUE ANTICIPATION NOTES
       USD        -- UNIFIED SCHOOL DISTRICT
       V/R        -- VARIABLE RATE
       WEBS       -- WORLD EQUITY BENCHMARK SHARES

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DATED MATERIAL
PLEASE EXPEDITE


WELLS
FARGO   [LOGO]

FUNDS


P.O. Box 8266
Boston, MA 02266-8266






MORE INFORMATION ABOUT WELLS FARGO VARIABLE TRUST FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE CONTRACTHOLDERS OF THE WELLS FARGO VARIABLE TRUST FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO VARIABLE TRUST FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.

AR 016 (12/01)